UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03599

Name of Registrant: The Royce Fund

Address of Registrant: 745 Fifth Avenue

New York, NY 10151

Name of agent for service: John E. Denneen, Esquire

Address of agent for service: 745 Fifth Avenue

New York, NY 10151

Registrant's telephone number, including area code: (212) 508-4500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 – December 31, 2021

Item 1.	Reports to Shareholders.

royceinvest.com

ROYCE Investment Partners

TheRoyceFunds

The Royce Funds 2021 Annual

Review and Report to Shareholders

December 31, 2021

Royce Dividend Value Fund

Royce Global Financial Services Fund

Royce International Premier Fund

Royce Micro-Cap Fund

Royce Opportunity Fund

Royce Pennsylvania Mutual Fund

Royce Premier Fund

Royce Small-Cap Value Fund

Royce Smaller-Companies Growth Fund

Royce Special Equity Fund

Royce Total Return Fund

This page is not part of the The Royce Funds 2021 Annual Report to Shareholders | 1

Letter to Our Shareholders

THE BEAR IS BACK—NOW WHAT?

2021 was a year of decelerating optimism for many small-cap investors as performance momentum slowed as the weeks passed by between April and December. With the benefit of a late January vantage point, we can now see that decreasing market momentum, increasing concerns about inflation throughout the last nine months of 2021, and a significant Fed pivot all foreshadowed a sharp small-cap decline to start 2022. So while the Russell 2000 Index enjoyed a strong year on an absolute basis, rising 14.8%, nearly all of the year’s gain came in the first quarter, when the Russell 2000 climbed 12.7%. Following this strong and promising start, the small-cap index gained only 1.9% from the second through the fourth quarter of 2021. Having so little to show for the last nine months was even more frustrating in light of the generally strong earnings growth from small-cap companies, many of which also raised guidance or offered optimistic outlooks in the second half of 2021.

Bigger Was Better After 2021’s First Quarter

1Q21 Returns and 2Q21-4Q21 for the Russell 2000 and Russell 1000 Indexes

In addition to the disappointment felt by making little progress after a strong start, small-cap investors also saw the asset class progressively cede its wide first-quarter lead over large-caps, with the Russell 2000 finishing the year substantially behind the large-cap Russell 1000 Index’s 26.5% advance in 2021. We suspect that many investors turned to mega-cap stocks during the year in a ‘flight to safety’ as concerns about the Omicron variant and the pace of economic growth emerged, especially when interest rates were still so low. As the early results in 2022 have indicated, we expect these same mega-cap stocks to struggle going forward because their valuations are particularly vulnerable to higher inflation, rising interest rates, and constrained liquidity.

Regardless of the more recent struggles for equities of all capitalization sizes, we recognize that it may seem odd to characterize small-cap investors as feeling let down after a year that provided a healthy 14.8% return—while also marking a third consecutive year of double-digit positive performance for the Russell 2000. Yet we are cognizant that 2021 might feel like a year of unfulfilled promise for many of these investors. After all, 2021 did begin with an ample dose of confidence in both the absolute and relative returns for the Russell 2000—which was rewarded in the first quarter. However, a closer look at small-cap returns in 2021 suggests that one’s perspective on the year probably differs considerably depending on how heavily an investor leaned towards small-cap value or small-cap growth.

2 | This page is not part of the The Royce Funds 2021 Annual Report to Shareholders	Past performance is no guarantee of future results.

LETTER TO OUR SHAREHOLDERS

VALUE: SMALL-CAP’S HAPPY EXCEPTION

The best news for small-cap investors in 2021 arguably came from value stocks. The Russell 2000 Value Index had a wonderful year—advancing 28.3% (thus beating the Russell 1000). The small-cap value index also walloped the Russell 2000 Growth Index, which was up a paltry 2.8% for the year. 2021 marked the first calendar-year outperformance for the Russell 2000 Value over its small-cap growth sibling since 2016. We think small-cap value is just starting to flex its relative performance muscles, as it were, and we see three reasons to be optimistic about small-cap value’s prospects. First, in spite of the strength it’s shown since the fourth quarter of 2020, the Russell 2000 Value’s annualized three- and five-year returns still trailed those for its growth sibling at the end of 2021—by a significant amount on the five-year number. Equally important, this result stands in stark contrast to the average return spread for all five-year periods, which is about 300 basis points in favor of small-cap value. Based on history, then, it appears that the Russell 2000 Value has further to go before fully reverting to its historical outperformance of the Russell 2000 Growth over multiyear periods. This also suggests that the difficult times for small-cap growth investors may persist longer than its adherents would like.

Small-Cap Growth’s Recent 5-Year Outperformance Contrasts with Historical Pattern

As of 12/31/21

ADVANTAGE VALUE?

A second reason underscoring our confidence in the ongoing leadership for small-cap value is that significant differences exist in economic exposures among value and growth portfolios, which are mirrored by the meaningful divergences in composition between the two small-cap styles indexes. Looking into each index’s composition reveals certain factors that help explain why returns often have varied so much between the two style indexes over the last 40-plus years. The two industry groups where the Russell 2000 Value is most overweight compared with the Russell 2000 Growth are banks and real estate, both traditional beneficiaries of inflation and cyclical activity. These industry groups, banks in particular, often have high exposures in active small-cap value portfolios. Conversely, the three industry groups where the Russell 2000 Value is most underweight—software & services; pharmaceuticals, biotechnology & life sciences; and health care equipment & services—are areas that have historically struggled in inflationary environments and tend not to participate in cyclical expansions. Notably, these three areas also have a large percentage of non-earning companies, and we expect that the forthcoming market environment of reduced liquidity will be much less supportive of non-earners than most of the past 10 years have been. We’ve also observed that these three areas are often lower weighted in active small-cap value portfolios. This compositional analysis corroborates our expectation that an economic environment of above-average growth and higher-than-average inflation is likely to favor the overweighted areas within small-cap value and create headwinds for those groups with greater exposure within small-cap growth.

Russell 2000 Value vs Russell 2000 Growth Top Three Underweights and Overweights by Industry Group

As of 12/31/21

Finally, as we have noted elsewhere, despite its significant outperformance, small-cap value is still priced near the bottom of its 20-year valuation range compared with small-cap growth, as measured by one of our preferred valuation metrics, the median last 12 months’ enterprise value over earnings before interest & taxes (LTM EV/EBIT), excluding companies with negative EBIT. For all these reasons, we think small-cap value may have many years left in its current outperformance trend.

Past performance is no guarantee of future results.	This page is not part of the The Royce Funds 2021 Annual Report to Shareholders | 3

LETTER TO OUR SHAREHOLDERS

IN THE SHADOW OF THE BEAR

As of this writing, of course, most investors are wondering—and worrying—about the correction that pushed small-caps into bear territory (a decline of 20% or more). The Russell 2000 fell 20.7% from its most recent peak on 11/8/21 through 1/27/22, as share price weakness broadened and deepened considerably in January. The speed of this descent—just 49 days between the 52-week high in early November and its initial 52-week low in January—was the fourth fastest such move in the Russell 2000’s history. A genuinely startling fall, though steep, sharp declines have been more common than not since the Financial Crisis.

As we seek to understand the market’s latest movements, we think it’s important to note that bond market signals have yet to move in the direction they often took in prior equity declines—bond yields commonly fall, and high-yield spreads widen when there are heightened concerns about future economic growth. We have seen neither so far in 2022. The contrast between the dramatic volatility of stocks and the nonplussed reaction of the bond market leads us to view this decline as a resetting of equity valuations rather than an increased concern about, or signal of, recession. Even more important, this latter view is corroborated by our recent conversations with company managements, where their largest challenges remain supply channel issues and the shortage of skilled workers to keep pace with the demand these companies are seeing.

Still, in our view, it’s significant that the Federal Reserve is making such a consequential pivot—from extraordinary monetary accommodation to mitigate the effects of COVID to more aggressive, and opposite, actions in an attempt to tame inflation. Liquidity and inflation are therefore now center stage. They have pushed Omicron and the pace of GDP growth toward the wings, though it is fair to say that all these developments (along with lingering supply chain issues) are interrelated. Indeed, periods like the present offer a reminder, however sobering, that, while equity markets are connected to the economy, the Fed functions in large part as the connective tissue between the two because it’s the gatekeeper of liquidity. The consequence of this interrelationship is that any major move from the Fed will spur volatility. The central bank’s newest policies constitute two significant reversals—the shift from keeping a lid on rates to raising them and the move away from keeping the capital markets awash in liquidity to limiting it. After being in place for most of the last decade, these related Fed policy reversals happened in comparably short order, and thus it’s not surprising that the market has been reacting in an extreme fashion. From our perspective as experienced small-cap investors, this downturn is not about company fundamentals—it’s about valuations and liquidity. The days of generous monetary policy driving multiple expansion are over. It made sense to us, then, that more speculative assets— cryptocurrencies and growth stocks, for instance—experienced some of the most negative reactions to the Fed’s policy shift.

Importantly, if we are correct in suggesting that we are experiencing a valuation reset due to concerns about higher inflation, it’s worth recalling that, based on the CRSP (The Center for Research in Security Prices) data, small-caps are the only major asset class to have outpaced inflation in every decade since the 1970’s.

Small-Caps Have Beaten Inflation in Every Decade

Average Annual Consumer Price Index (CPI) versus Average Annual CRSP 6-10 Index
12/31/1930- 12/31/2020 (%)

Sources: Bureau of Labor Statistics (CPI) and CRSP

Additionally, since 2003, small-caps have on average delivered attractive returns when inflation expectations were

The best news for small-cap investors in 2021 arguably came from value stocks The Russell 2000 Value Index had a wonderful year—advancing 28.3% (thus beating the Russell 1000). The small-cap value index also walloped the Russell 2000 Growth Index, which was up a paltry 2.8% for the year.

4 | This page is not part of the The Royce Funds 2021 Annual Report to Shareholders	Past performance is no guarantee of future results.

LETTER TO OUR SHAREHOLDERS

From our perspective as experienced small-cap investors, this downturn is not about company fundamentals—it’s about valuations and liquidity. The days of generous monetary policy driving multiple expansion are over.

rising. Finally, if all equity assets are undergoing a valuation reset, then it may be comforting to know that small-caps are at the low end of their relative valuation range over the past 20 years versus large-caps, which may limit their downside exposure relative to their larger siblings.

We hasten to add that we live in a complex world where it’s critical for us to practice humility about attributing causes and effects. As of this writing, there is also heightened geopolitical tension, and the possibility of an armed conflict on a scale not seen in decades. It’s difficult to imagine that these events are not exerting downward pressure of their own on equity valuations.

THE VALUE IN SMALL-CAP

What, then, are small-cap investors to do? We have already outlined why we think small-cap value stocks look poised to endure the current spate of higher volatility and lower returns in better shape than their growth counterparts. Even amid a challenging and uncertain climate for equities, much about the small-cap earnings picture remains constructive—particularly in the more cyclical precincts where we are most active currently. As we noted above, the probability of a U.S. recession looks low for at least this year and perhaps longer. U.S. and global GDP growth continue to trend in a positive, if bumpy, fashion. While our portfolio teams pursue distinct investment strategies and tend to focus on different types of small-cap stocks, they have found some common ground in identifying opportunities in the Industrial and Financial sectors, as well as in the lower valuation areas of Information Technology. Four areas that appear attractive are the semiconductor and housing ecosystems, select capital goods companies, and regional banks.

Given our confidence in the prospects for ongoing small-cap value leadership, we think it’s also useful for investors to know that a robust historical trend exists connecting value-led markets to success for active small-cap management. In 81% of value-led markets, active small-cap management outperformed the Russell 2000, a far more frequent record of success than in growth-led markets, when active management outperformed the small-cap index in only 14% of the five-year periods ended 12/31/21.

Active Small Blend Management: Better in Value-Led Markets

% of Outperformance Periods for Morningstar Small Blend Category Average¹ vs the Russell 2000
12/31/78- 12/31/21

Small Blend outperformed in 68% of 10-year periods (270/397) with an average of 10.8% vs Russell 2000 average 10.0%. ¹There were 523 US Fund Small Blend Funds tracked by Morningstar with at least five years of performance history as of 12/31/21. ²5-Year Monthly Rolling Returns From 12/31/78 to 12/31/21 (457 Periods). Source: Morningstar

FACING THE GREAT UNKNOWN

How these various macroeconomic uncertainties play out is beyond our circle of competence. Our own expertise and focus lie in identifying attractive valued stocks. If pressed to offer a market outlook beyond our long-term confidence in small-cap value, we would be hard pressed to offer an expectation, starting from late January’s low levels, of other than an intermediate term-return similar to the Russell 2000’s historical average of about 10%. The favorable and unfavorable factors seem roughly in balance. For the latter, economic growth, though likely above average this year, will also likely slow next year; high-yield spreads, whose decline is often an accelerant for small-cap returns, remain at low levels; valuations, while not concerning, are also not so low that they offer much potential for expanding multiples, and a Federal Reserve that is removing monetary accommodation is rarely coincident with above-average equity returns. Still, on the positive side, we begin (as we often do) with the long term: Since 1945, based on data from CRSP, small-cap stocks have posted positive annualized three-year returns 88% of the time on a rolling monthly basis, with an average return in the low

Past performance is no guarantee of future results.	This page is not part of the The Royce Funds 2021 Annual Report to Shareholders | 5

LETTER TO OUR SHAREHOLDERS

Subsequent 1-Year Performance of Russell 2000 after a 20% Decline
As of 1/31/22

First Day of 20% Decline

double digits. Moreover, there is the impressive record of small-cap rebounds from declines of 20% or more from a previous peak. The recent January 2022 low marked the twelfth such decline since the 1979 launch of the Russell 2000. The average subsequent one-year return from the first day of the eleven previous declines was 19.6%. In addition, the small-cap index produced positive returns over the subsequent year in all eleven periods, save one—which occurred in the Great Financial Crisis.

Even with the myriad challenges currently facing the world, we think it’s fair to say that current conditions do not resemble those of the Great Financial Crisis. However, another historical instance may be worth noting. The last time the Fed aggressively removed monetary accommodation with the move not triggering a recession occurred in 1994, when the Russell 2000 was down 1.8% for the year. But that reset year was followed by a glorious period for small-caps, with the annualized return for 1995-97 totaling 22.3% for the Russell 2000.

We also remain convinced that earnings ultimately drive individual company stock returns, and (as we mentioned above) the earnings prospects for many small-cap companies remain promising, specifically those with sound fundamentals, including low-debt balance sheets, positive cash flows, and the ability to pass on higher costs in this inflationary period. We have always believed that focusing on what we know and not worrying about what we cannot control are paramount to effective and successful active management. Our commitment to a disciplined process across each of our small-cap strategies is the best way to give our shareholders the greatest opportunities to build wealth over the long run. This remains true even in the most challenging times.

Sincerely,

Charles M. Royce Chairman, Royce Investment Partners	Christopher D. Clark Chief Executive Officer, and Co-Chief Investment Officer, Royce Investment Partners	Francis D. Gannon Co-Chief Investment Officer, Royce Investment Partners
January 31, 2022

6 | This page is not part of the The Royce Funds 2021 Annual Report to Shareholders	Past performance is no guarantee of future results.

Performance and Expenses

Performance and Expenses

As of December 31, 2021

		AVERAGE ANNUAL TOTAL RETURNS (%)							ANNUAL OPERATING EXPENSES (%)
							SINCE	INCEPTION
	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	INCEPTION	DATE	GROSS	NET
Royce Dividend Value Fund	20.11	17.65	10.66	10.54	8.05	N/A	9.08	5/3/04	1.60[2]	1.34[2]
Royce Global Financial Services Fund	20.27	19.84	12.79	13.29	7.55	N/A	9.10	12/31/03	2.07[2]	1.68[2]
Royce International Premier Fund	5.78	18.01	14.92	11.94	N/A	N/A	8.96	12/31/10	1.57 [2]	1.44[2]
Royce Micro-Cap Fund	31.02	25.49	13.67	9.48	7.06	9.19	11.48	12/31/91	1.29	1.24
Royce Opportunity Fund	30.85	28.51	15.67	15.06	9.84	11.34	12.94	11/19/96	1.23	1.23
Royce Pennsylvania Mutual Fund	22.05	20.78	13.10	12.30	8.62	10.09	13.18[1]	N/A	0.95	0.95
Royce Premier Fund	16.36	20.28	14.05	11.68	9.82	11.07	11.91	12/31/91	1.21	1.21
Royce Small-Cap Value Fund	28.24	12.34	6.74	7.58	5.93	8.41	9.10	6/14/01	1.62[2]	1.49[2]
Royce Smaller-Companies Growth Fund	7.78	25.77	16.04	13.62	8.33	11.50	12.24	6/14/01	1.54[2]	1.49[2]
Royce Special Equity Fund	22.50	14.02	7.58	9.68	8.20	9.52	9.12	5/1/98	1.23	1.23
Royce Total Return Fund	25.78	17.26	9.91	11.17	7.87	9.19	10.75	12/15/93	1.25	1.25
INDEX
Russell 2000	14.82	20.02	12.02	13.23	8.69	9.36	N/A	N/A	N/A	N/A
Russell Microcap	19.34	20.90	11.69	13.62	7.51	9.04	N/A	N/A	N/A	N/A
Russell 2000 Value	28.27	17.99	9.07	12.03	7.19	9.18	N/A	N/A	N/A	N/A
Russell 2500	18.18	21.91	13.75	14.15	9.67	10.30	N/A	N/A	N/A	N/A
MSCI ACWI ex USA Small Cap	12.93	16.46	11.21	9.46	5.59	10.03	N/A	N/A	N/A	N/A
MSCI ACWI Small Cap	16.10	18.96	12.28	11.78	7.82	10.31	N/A	N/A	N/A	N/A

1For Royce Pennsylvania Mutual Fund, the average annual total return shown is for the 45-year period ended 12/31/21.

2Reflects Service Class expenses which include a 25bps distribution fee.

Important Performance, Expense, and Risk Information

All performance information in this Review and Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Investment and Service Class shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund (2% for Royce International Premier Fund). Redemption fees are not reflected in the performance shown above; if they were, performance would be lower. Current performance may be higher or lower than performance quoted. Current month-end performance may be obtained at www.royceinvest.com. All performance and expense information reflects results of the Funds’ oldest share Class (Investment Class or Service Class, as the case may be). Price and total return information is based on net asset values calculated for shareholder transactions. Annual gross operating expenses reflect the Fund’s gross total annual operating expenses and include management fees, any 12b-1 distribution and service fees, other expenses, and any applicable acquired fund fees and expenses. Annual net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse operating expenses, excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business, to the extent necessary to maintain net operating expenses at or below: 1.24% for Royce Micro-Cap Fund; 1.34% for Royce Dividend Value Fund; 1.44% for Royce International Premier Fund; 1.49% for Royce Global Financial Services, Small-Cap Value, and Smaller-Companies Growth Funds through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies.

Service Class shares bear an annual distribution expense that is not borne by the Funds’ Investment Class. If such distribution expenses had been reflected for Funds showing Investment Class performance, returns would have been lower. Each series of The Royce Fund is subject to market risk–the possibility that common stock prices will decline, sometimes sharply and unpredictably, over short or extended periods of time. Such declines may be caused by various factors, including market, financial, and economic conditions, governmental or central bank actions, and other factors, such as the recent COVID-19 pandemic, that may not be directly related to the issuer of a security held by a Fund. This pandemic could adversely affect global market, financial, and economic conditions in ways that cannot necessarily be foreseen. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Certain Funds invest a significant portion of their respective assets in foreign companies that may be subject to different risks than investments in securities of U.S. companies, including adverse political, social, economic, or other developments that are unique to a particular country or region. (Please see “Investing in Foreign Securities” in the prospectus.) Therefore, the prices of securities of foreign companies in particular countries or regions may, at times, move in a different direction than those of securities of U.S. companies. (Please see “Primary Risk of Fund Investors” in the prospectus.) Certain Funds generally invest a significant portion of their assets in a limited number of stocks, which may involve considerably more risk than a more broadly diversified portfolio because a decline in the value of any of these stocks would cause their overall value to decline to a greater degree. A broadly diversified portfolio, however, does not ensure a profit or guarantee against loss. This Review and Report must be preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group. The Russell 2000 Index is an unmanaged, capitalization-weighted index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the small-cap Russell 2000 Index along with the next smallest eligible securities as determined by Russell. The Russell 2000 Value Index consists of the respective value stocks within the Russell 2000 as determined by Russell Investments. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. Index returns include net reinvested dividends and/or interest income. The performance of an index does not represent exactly any particular investment as you cannot invest directly in an index. Distributor: Royce Fund Services, LLC.

This page is not part of the The Royce Funds 2021 Annual Report to Shareholders | 7

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Dividend Value Fund (RDV)

Chuck Royce

Miles Lewis, CFA®

FUND PERFORMANCE

Royce Dividend Value Fund advanced 20.1% in 2021, outperforming both its benchmark, the Russell 2500 Index, which rose 18.2%, and the Russell 2000 Index, which gained 14.8%, for the same period.

WHAT WORKED… AND WHAT DIDN’T

Seven of the portfolio’s nine equity sectors made a positive impact on calendar-year performance. The sectors making the largest positive contributions were Industrials, Financials, and Consumer Discretionary while the only negative impacts came from Energy and Real Estate. Consumer Staples made the smallest positive impact. At the industry level, capital markets (Financials), professional services (Industrials), and banks (Financials) contributed most in 2021 period while containers & packaging (Materials), chemicals (Materials), and software (Information Technology) were the largest detractors.

The Fund’s top contributor at the position level was Carlyle Group, which manages investment vehicles across four segments: corporate private equity, real assets, global credit, and investment solutions. The firm reported record levels of fee-related earnings with strong margins and a confident outlook in February, which was followed by healthy fee-based and other earnings announced in April. The firm then reported third-quarter results in October, highlighting additional progress in fee-related earnings, record highs in quarterly distributable earnings, and strong fund-raising momentum. KBR, the portfolio’s next-best contributor, is a global engineering & construction company. The company made an acquisition in 2020 in order to move further into the aerospace & defense markets and in January 2021 signed an agreement with Mura Technology to offer an advanced plastics recycling process. In October, KBR reported robust earnings and revenue growth while raising fiscal 2021 revenue and earnings guidance. Its success was driven mostly by government contracts and wins for its sustainable technology solutions. Carlyle and KBR were the Fund’s two biggest holdings at year-end.

The biggest detractor at the position level was B3-Brasil, Bolsa, Balcao, a stock exchange located in São Paulo, Brazil. Its decline in 2021 may have been a case of investors expecting more. Brazil’s economy and equity markets have been recovering in 2021, and the company reported slightly better-than-expected profits and earnings in May. The company’s third quarter results showed lower revenues compared to 3Q20 and 2Q21 (though those two quarters were positively impacted by the reversal of non-recurring provisions). However, third-quarter recurring net income rose, even as investors continued to avoid the stock. Headquartered in the U.K., Ashmore Group specializes in actively managed emerging markets strategies in equities, fixed income, and alternative investments. The company reported declines in adjusted net revenue and EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) for the fiscal year ended 6/30/21 and then in October announced declines in assets under management and negative investment performance for the third quarter as market sentiment for certain of its key strategies deteriorated.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]

Carlyle Group	2.55	B3-Brasil, Bolsa, Balcao	-0.84
KBR	2.18	Ashmore Group	-0.57
Triumph Bancorp	1.52	AptarGroup	-0.33
Sprott	1.42	USS	-0.32
Applied Industrial Technologies	1.18	Quaker Chemical	-0.26
[1] Includes dividends		[2] Net of dividends

The portfolio’s advantage over the Russell 2500 resulted from sector allocation decisions in 2021—stock selection was a negative factor versus the benchmark. The Fund’s substantially lower exposure to Health Care—which was the only sector in the Russell 2500 to finish the year in the red—helped most. Our stock selection was also positive in the sector. Both our significantly greater exposure and savvy stock picking provided a relative edge in Industrials, while our overweight in Financials also made a notable positive impact. Conversely, stock picking hampered relative results in Materials, overcoming the positive effect of our large sector overweight. Our stock selection and lower exposure hurt in Energy—which had the highest return of any sector in the Russell 2500. The same combination also led Real Estate to detract from relative performance in 2021

CURRENT POSITIONING AND OUTLOOK

We reduced the number of positions in the Fund in 2021, finishing the year with 49 holdings versus 67 at the end of 2020, while increasing our exposure to U.S. stocks. Our outlook is very positive for small-cap value, though it’s more nuanced for small-cap as a whole. The Russell 2500 enjoyed a third consecutive year of double-digit positive returns in 2021, which is rare for any equity index. It’s happened only twice before since the inception of the Russell 2500 in 1979: from 1991-1993 and 1995-1997. In each instance, a fourth year of double-digit positive performance failed to materialize. We always place a lot of weight on history, and this pattern, along with a less accommodative Fed, makes us think that performance for both the Russell 2500 and Russell 2000 will be more muted in 2022. History also tells us, however, that small-cap value and cyclicals do well, particularly on a relative basis, during periods of improving economic growth. This is consistent with the encouraging signs we’ve been seeing on a company-by-company basis. We also are optimistic of the relative performance outlook for high quality stocks—which we primarily define as companies with high returns on invested capital and stable returns on assets. We think the Fund’s combined focus on dividend payers, high-quality, and value should be supportive for attractive returns, particularly relative to its benchmark.

8  |  The Royce Funds 2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYDVX RDVIX RDIIX RDVCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (5/3/04)
RDV	2.76	20.11	17.65	10.66	10.54	8.05	9.08
Annual Gross Operating Expenses: 1.60%		Annual Net Operating Expenses: 1.34%

1 Not annualized

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 5/3/04 as of 12/31/21 ($)

Top 10 Positions

% of Net Assets

Carlyle Group	5.1
KBR	5.0
Applied Industrial Technologies	4.2
HEICO Corporation Cl. A	3.9
Spirax-Sarco Engineering	3.8
Sprott	3.5
Lindsay Corporation	3.5
Franco-Nevada	3.3
AptarGroup	3.3
Worthington Industries	3.2

Portfolio Sector Breakdown

% of Net Assets

Industrials	37.8
Financials	29.9
Materials	16.3
Consumer Discretionary	5.9
Health Care	3.4
Information Technology	1.8
Energy	1.4
Cash and Cash Equivalents	3.5

Calendar Year Total Returns (%)

YEAR	RDV
2021	20.1
2020	4.5
2019	29.8
2018	-16.2
2017	21.7
2016	16.4
2015	-5.7
2014	-2.1
2013	30.7
2012	16.9
2011	-4.5
2010	30.1
2009	37.7
2008	-31.5
2007	-0.0

Upside/Downside Capture Ratios

Periods Ended 12/31/21 (%)

	UPSIDE	DOWNSIDE
10-Year	87	107
From 6/30/04 (Start of Fund’s First Full Quarter)	89	91

Portfolio Diagnostics

Fund Net Assets	$76 million
Number of Holdings	49
Turnover Rate	0%
Average Market Capitalization[1]	$6,258 million
Weighted Average P/E Ratio [2,3]	16.4x
Weighted Average P/B Ratio [2]	3.4x
Active Share [4]	98%
U.S. Investments (% of Net Assets)	69.8%
Non-U.S. Investments (% of Net Assets)	26.7%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (8% of portfolio holdings as of 12/31/21).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.34% through April 30, 2022. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2500). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Annual Report to Shareholders  |  9

MANAGER’S DISCUSSION (UNAUDITED)

Royce Global Financial Services Fund (RFS)

Chuck Royce

FUND PERFORMANCE

Royce Global Financial Services Fund rose 20.3% in 2021, outperforming its benchmark, the MSCI ACWI Small Cap Index, which was up 16.1% for the same period. In addition to its calendar-year advantage, the Fund also outperformed its benchmark for the 3-, 5-, and 10-year periods ended 12/31/21.

WHAT WORKED… AND WHAT DIDN’T

The Fund’s top contributor at the position level in 2021 was Sprott, a Canadian asset manager that focuses on precious metals. Its shares first rose during 1Q21, no doubt boosted by the announcement in February of an 88% increase in assets under management that helped earnings considerably. Strong third-quarter earnings then helped its shares recover from a brief mid-year slump. Popular, the portfolio’s second top contributor, is the largest bank by both assets and deposits in Puerto Rico and ranks as one of the top thrifts by total assets in the U.S. Its business benefited from the continued rebound in economic activity, the unprecedented level of federal stimulus, and the bank’s diversified sources of revenue. Adoption of the bank’s digital channels among its retail customers continues to grow, while its auto loan and lease originations, along with mortgage originations, remained solid. The next top contributor was KKR & Co., a leading alternative asset manager that offers investment strategies such as private equity, energy, credit, infrastructure, real estate, and hedge funds. The company enjoyed strong results throughout 2021, capped by third-quarter earnings in which the company reported fee-related earnings per share and after-tax distributable earnings that were as high as any KKR had ever reported, along with management fees that were up more than 50% since the third quarter of 2020. These improvements drove a 60% increase in fee-related earnings per share on a year-over-year basis.

The biggest detractor at the position level was B3-Brasil, Bolsa, Balcao, a stock exchange located in São Paulo, Brazil. Its decline in 2021 may have been a case of investors expecting more. Brazil’s economy and equity markets have been recovering in 2021, and the company reported slightly better-than-expected profits and earnings in May. The company’s third quarter results showed lower revenues compared to 3Q20 and 2Q21 (though those two quarters were positively impacted by the reversal of non-recurring provisions).

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]

Sprott	2.29	B3-Brasil, Bolsa, Balcao	-0.90
Popular	1.81	MarketAxess Holdings	-0.63
KKR & Co.	1.75	Ashmore Group	-0.58
First Citizens BancShares Cl. A	1.57	Trean Insurance Group	-0.46
Carlyle Group	1.43	Great Elm Group	-0.29
[1] Includes dividends		[2] Net of dividends

However, third-quarter recurring net income rose, even as investors continued to avoid the stock. The Fund’s second-biggest detractor at the position level was MarketAxess Holdings, which operates an electronic trading platform for corporate bonds and other fixed-income securities. Its shares typically do best during periods of high trading volume and volatility. For example, fixed income instruments saw higher-than-usual volatility and trading activity throughout 2020 and into early 2021, boosting the company’s revenues and earnings. However, its stock began to slip in 2Q21 as volatility fell in the fixed-income space, trading activity slowed, and analysts re-rated its shares. Credit-market trading continued to face headwinds in the second half due to a combination of historically low credit spreads and credit spread volatility. Through the first three quarters of fiscal 2021, commission revenue for MarketAxess was down about 1% versus the same point in 2020. We agree with management’s view, however, that credit conditions will mean revert, helping its shares to rebound. Headquartered in the U.K., Ashmore Group specializes in actively managed emerging markets strategies in equities, fixed income, and alternative investments. The company reported declines in adjusted net revenue and EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) for the fiscal year ended 6/30/21 and then in October announced declines in assets under management and negative investment performance for the third quarter as market sentiment for certain of its key strategies deteriorated.

CURRENT POSITIONING AND OUTLOOK

We were very pleased with both the Fund’s shorter- and longer-term performance and think that these results validate the Fund’s central investment thesis—that our distinctive approach to investing in companies in the broadly defined financial services ecosystem can produce attractive results compared with the global small-cap asset class. We continue to focus on what we view as the most attractive business models and investment opportunities, while also maintaining diversification across sub-industries and geographies. At year end, the Fund had 50 holdings, down from 61 a year ago, while still holding investments in businesses that can be expected to fare differently at different stages of the economic and market cycles. These investments include select traditional banks and insurance companies that we see as cyclically favored, alternative asset managers where we see continued strong growth prospects, stock exchanges in non-U.S. countries where there are often considerable barriers to competitive entry, and specialized technology platforms serving niches of the financial services ecosystem where we often see high quality attributes such as enduring competitive advantages and low capital requirements. Looking towards 2022, many of the Fund’s investments tend to do well when their respective countries’ economies are expanding, so as the global economy continues its uneven path of recovery, we look forward to another year of strong performance for the Fund.

10  |  The Royce Funds 2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYFSX RGFIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	SINCE INCEPTION (12/31/03)
RFS	2.16	20.27	19.84	12.79	13.29	7.55	9.10
Annual Gross Operating Expenses: 2.07%		Annual Net Operating Expenses: 1.68%

1 Not annualized

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 12/31/03 as of 12/31/21 ($)

Top 10 Positions

% of Net Assets

Sprott	4.8
FirstService Corporation	4.3
Popular	4.3
First Citizens BancShares Cl. A	4.0
Tel Aviv Stock Exchange	3.9
KKR & Co.	3.7
Canaccord Genuity Group	3.5
Altus Group	3.5
Franco-Nevada	3.4
Charles Schwab	3.2

Portfolio Sector Breakdown

% of Net Assets

Capital Markets	48.9
Banks	16.4
Real Estate Management & Development	9.0
Insurance	4.7
Metals & Mining	3.4
Software	3.0
Diversified Financial Services	1.9
IT Services	1.7
Thrifts & Mortgage Finance	1.2
Closed-End Funds	0.9
Professional Services	0.5
Cash and Cash Equivalents	8.4

Upside/Downside Capture Ratios

Periods Ended 12/31/21 (%)

	UPSIDE	DOWNSIDE
10-Year	99	83
Fund’s First Full Quarter (12/31/03)	88	85

Calendar Year Total Returns (%)

YEAR	RFS
2021	20.3
2020	15.3
2019	24.2
2018	-13.4
2017	22.5
2016	12.9
2015	-4.7
2014	3.5
2013	42.0
2012	20.7
2011	-11.3
2010	18.5
2009	32.1
2008	-35.4
2007	-4.7

Portfolio Country Breakdown 1,2

% of Net Assets

United States	47.1
Canada	24.4
United Kingdom	4.0
Israel	3.8
India	1.9
New Zealand	1.9
France	1.7
Bermuda	1.6
¹	Represents countries that are 1.5% or more of net assets.
²	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$38 million
Number of Holdings	50
Turnover Rate	5%
Average Market Capitalization[1]	$3,931 million
Weighted Average P/E Ratio [2,3]	11.3x
Weighted Average P/B Ratio [2]	2.0x
Active Share [4]	99%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/21).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, other expenses and acquired fund fees and expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.49% through April 30, 2022. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (MSCI ACWI SC). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Annual Report to Shareholders  |  11

MANAGERS’ DISCUSSION (UNAUDITED)

Royce International Premier Fund (RIP)

Mark Rayner, CA

Mark Fischer

FUND PERFORMANCE

2021 saw Royce International Premier Fund underperform its benchmark after four consecutive years of outperformance. The Fund advanced 5.8% in 2021, trailing its benchmark, the MSCI ACWI ex-USA Small Cap Index, which was up 12.9% for the same period. The Fund beat the benchmark for the 3-, 5-, 10-year, and since inception (12/31/10) periods ended 12/31/21.

WHAT WORKED… AND WHAT DIDN’T

Four of the portfolio’s nine equity sectors made a positive impact on 2021’s performance, led by Industrials, Materials, and Real Estate, while Health Care, Information Technology, and Consumer Discretionary made the largest detractions. The Fund’s top-contributing position in 2021 was IMCD—a leading distributor of specialty chemicals. Based in the Netherlands, IMCD offers more than 40,000 products to a diverse range of industrial and life sciences customers in areas that range from personal care to food and pharmaceuticals. Its shares rose steadily in 2021 and gained nearly 75% for the year. Results for the first nine months of 2021, announced in November, saw strong organic growth stemming from the company’s pricing power (a key attribute in inflationary periods) and ability to gain market share. IMCD also announced 10 acquisitions in 2021, consistent with its proven ability to acquire businesses at attractive prices.

Next came Australia’s Hansen Technologies, which provides billing software and customer care technologies for utilities and the telecom industry. Its shares gained sharply in March on the announcement that it had executed a Master Agreement with Telefonica’s Germany operations before rallying again in June after the company announced it had received an unsolicited proposal to be acquired by private equity firm BGH. The stock then gave back much of those gains when BGH unexpectedly withdrew its proposal in September. As investors then re-focused on the company’s fundamentals, the stock was mostly flat through the rest of the year as sentiment fluctuated between optimism around long-term performance and concerns about cost inflation and the achievement of the company’s short-term organic growth targets.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]

IMCD	1.40	Bravura Solutions	-0.69
Hansen Technologies	1.17	OBIC Business Consultants	-0.66
Croda International	0.97	TKC Corporation	-0.61
IPH	0.95	GVS	-0.51
Marlowe	0.90	NICE Information Service	-0.47
[1] Includes dividends		[2] Net of dividends

The top detracting position was Australia’s Bravura Solutions, which offers software solutions for the wealth management and fund administration industries. Its stock fell by almost 40% from mid-August through the end of the year, triggered by the release of full fiscal year 2021 results that, while in line with management’s guidance, reflected weaker results of “just” mid-teens growth. The company also announced the unexpected retirement of a popular long-time CEO, who was succeeded by the company’s COO. The market’s adverse reaction to his departure was exacerbated by the company’s limited communication about the departure, which followed an earlier management departure and the pending retirement of the company’s CFO. Our call with the company’s outgoing CFO, however, underlined Bravura’s strong ongoing customer retention, M&A pipeline, and positive long-term outlook supported by recovering client demand.

The second biggest detractor was Japan’s OBIC Business Consultants, an accounting software company with a leading market share among small- to medium-sized businesses. OBIC allows these companies to digitize and more efficiently conduct mission critical accounting processes. We suspect that 2021’s underperformance came from profit taking, as the year saw a broad reversal in the Japanese equity market. This reversal was particularly pronounced in the IT sector, where several companies that were in top performers in 2020 wound up correcting in 2021.

In 2021, non-U.S. small-cap companies in the top quintile of leverage underperformed those in the bottom quintile—and our holdings carry little to no debt. As such, our disadvantage came from stock selection in 2021, with the Information Technology, Health Care, and Financials sectors making the most significant negative impact on that basis while Industrials, Consumer Staples, and Real Estate contributed most to relative performance—mostly the result of sector allocation decisions.

CURRENT POSITIONING AND OUTLOOK

During 2021, ultra-low interest rates, substantial asset purchases by central banks, and unprecedented levels of COVID support packages from governments combined to soak financial markets with liquidity. At the same time, we believe the volatile nature of the pandemic continued to affect commerce and social behaviors, providing investors with both the means and the opportunity to bet on shorter-term stock market outcomes. The result, in our view, was a more speculative three-way tug of war between ‘growth at any price,’ ‘cheap re-opening plays,’ and ‘inflation hedges.’ Given that our investment philosophy is rooted in the focus on long-term value creation rather than the pursuit of short-term price appreciation, the market backdrop was difficult, to say the least. While the stock market hasn’t so far, in our view, correctly priced in the value that our portfolio companies created in 2021, we continue to believe that our approach will be rewarded with correlated price appreciation in the long run. Of course, we cannot predict when the market will refocus on ‘mathematics’ rather than ‘thematics.’ However, we do believe that such a moment is long overdue, and that, in the meantime, our companies continue to create additional shareholder value.

12  |  The Royce Funds 2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYIPX RIPNX RINPX RIPIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION (12/31/10)
RIP	-0.58	5.78	18.01	14.92	11.94	8.96
Annual Gross Operating Expenses: 1.57%		Annual Net Operating Expenses: 1.44%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

Since Inception Through 12/31/21

On a monthly rolling basis, The Fund outperformed the MSCI ACWI x USA SC in 100% of all 10-year periods; 100% of all 5-year periods; and 67% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%) [1]	INDEX AVG (%) [1]
10-year	13/13	100%	10.1	7.4
5-year	73/73	100%	9.9	6.5
1-year	81/121	67%	10.7	8.5

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 12/31/10 as of 12/31/21 ($)

Top 10 Positions

% of Net Assets

IPH	3.3
TKC Corporation	2.9
Meitec Corporation	2.8
Hansen Technologies	2.5
Victrex	2.4
Bravura Solutions	2.3
FUCHS PETROLUB	2.2
OBIC Business Consultants	2.2
Loomis	2.1
GVS	2.1

Portfolio Sector Breakdown

% of Net Assets

Industrials	38.2
Information Technology	25.2
Health Care	11.7
Materials	7.1
Financials	4.1
Communication Services	3.9
Consumer Discretionary	1.5
Real Estate	1.4
Preferred Stock	2.2
Cash and Cash Equivalents	4.7

Upside/Downside Capture Ratios

Periods Ended 12/31/21 (%)

	UPSIDE	DOWNSIDE
10-Year	99	76
Fund’s First Full Quarter (12/31/10)	100	79

Calendar Year Total Returns (%)

YEAR	RIP
2021	5.8
2020	15.7
2019	34.2
2018	-12.8
2017	39.8
2016	-1.1
2015	16.2
2014	-8.2
2013	18.3
2012	23.4
2011	-16.8

Portfolio Country Breakdown 1,2

% of Net Assets

Japan	18.2
United Kingdom	16.8
Australia	10.1
Sweden	8.9
Switzerland	7.1
Germany	6.9
Italy	4.9
Canada	4.8
South Korea	3.2
[1]	Represents countries that are 3% or more of net assets.
[2]	Securities are categorized by the country of their headquarters.

Portfolio Diagnostics

Fund Net Assets	$1,253 million
Number of Holdings	60
Turnover Rate	32%
Average Market Capitalization [1]	$2,325 million
Weighted Average P/E Ratio [2,3]	27.2x
Weighted Average P/B Ratio [2]	3.8x
Active Share [4]	99%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (4% of portfolio holdings as of 12/31/21).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 2% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Price and total return information is based on net asset values for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce International Premier Fund at 12/31/19 and 12/31/20 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect total gross annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed to waive its fees and/or reimburse operating expenses to the extent necessary to maintain the Fund’s net annual operating expenses, (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business), at or below 1.44% through April 30, 2022. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (MSCI ACWI x USA SC). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Annual Report to Shareholders  |  13

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Micro-Cap Fund (RMC)

Jim Stoeffel

Brendan Hartman

FUND PERFORMANCE

Royce Micro-Cap Fund gained 31.0% in 2021, beating both the Russell Microcap Index (+19.3%), its primary benchmark, and the Russell 2000 (+14.8%) for the same period. The Fund also outperformed both indexes for the 3- and 5-year periods ended 12/31/21. In addition, the Fund outpaced the Russell 2000 for the 25- year and identical 30-year and since inception periods ended 12/31/21. We are very pleased to have celebrated the Fund’s 30th anniversary at the end of 2021.

WHAT WORKED… AND WHAT DIDN’T

All 10 equity sectors in which the Fund held investments made positive contributions to performance for the calendar year. Information Technology, Industrials, and Financials made the most sizable positive impacts while Consumer Staples, Real Estate, and Communication Services made the smallest positive contributions. At the industry level, semiconductors & semiconductor equipment (Information Technology), specialty retail (Consumer Discretionary), and professional services (Industrials) contributed most in 2021 while auto components (Consumer Discretionary), electronic equipment, instruments & components (Information Technology), and electrical equipment (Industrials) were the largest detractors.

At the position level, the Fund gained most from Aehr Test Systems, a worldwide supplier of systems for testing and burning-in logic, memory, photonic, power devices, and SiC (silicon carbide) wafers. The company is beginning to see significant traction in applications such as electric vehicles, where the cost of semiconductor failure is extremely high. While we have trimmed shares given its significant price appreciation, we maintained a meaningful position at year-end as we believe we are at the early stages of adoption in many of the company’s key end markets. Aspen Aerogels was the Fund’s next top contributor. Aspen sells proprietary insulation materials to the energy market—which rebounded in 2021—and to developing markets, including electric vehicles. The company secured the necessary financing to double its production capacity over the next several years in 2021, allowing it to meet its growing demand. In addition, it has several exciting new product applications in the research and development phase that hold potential growth opportunities. We continue to hold a large position as we believe electric vehicles are a significant long-term growth opportunity. B. Riley Financial, a capital markets firm that boasts operations spanning from investment banking to retailer bankruptcy liquidations, was the third top contributing position in 2021 as it continued to benefit from market share gains in its brokerage business.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]

Aehr Test Systems	2.41	Motorsport Games Cl A	-0.66
Aspen Aerogels	1.33	American Superconductor	-0.48
B Riley Financial	1.27	Profound Medical	-0.40
Transcat	1.21	CIRCOR International	-0.36
Citi Trends	1.11	Stoneridge	-0.33
[1] Includes dividends		[2] Net of dividends

Conversely, Motorsport Games, which develops gaming software, detracted most for the calendar year. Unfortunately, a NASCAR-themed game that was its first software release following its IPO, had technical glitches that resulted in lower-than-expected sales. We have been selling our position as we wait for more clarity as to whether this game’s failed launch has permanently damaged the company’s game development reputation. American Superconductor is an energy technologies company specializing in the design and manufacture of power systems and superconducting wire. As a smaller company dealing with state and local governments, utilities, and the U.S Navy, order flows and revenue generation tend to be unpredictable. After a strong year in 2020, new flows were less robust in 2021, resulting in the shares declining. We have been adding to our position as we view the company’s technology as vibrant and critical to improving electric grids and believe that as business opportunities gain scale, the company’s results will become less volatile. Profound Medical develops and commercializes technology for the treatment of localized prostate cancer and was impacted by limitations to sell its product given COVID restrictions in many hospitals.

The portfolio’s advantage over the Russell Microcap came primarily from stock selection in 2021, though sector allocation also helped. Our substantially lower exposure and stock picks in Health Care gave the Fund its biggest advantage, followed by savvy stock selection in Information Technology and Industrials. Conversely, ineffective stock picks and our lower exposure to Consumer Discretionary caused a drag on relative results for the calendar year while Financials and Real Estate detracted because of our lower weightings, though stock selection also hurt in the latter sector.

CURRENT POSITIONING AND OUTLOOK

Micro-cap stocks began the year with very strong returns before struggling through the second half of 2021. This has created considerable long-term prospects in many sectors, such as in technology, where supply chain consolidation has allowed certain micro-cap names to secure greater market share in a growing, high-demand industry. We have added on the margin to companies involved in energy and banks, where we remain underweight. This former group is mostly on the services side, with some holdings categorized in Industrials. In addition, we believe the long-term prospects and current valuations for value micro-caps look especially attractive to us. We think there is pent-up demand for autos and other consumer areas. With the global economy looking sound—especially once supply chain issues are resolved and COVID becomes more manageable—we are optimistic about the current environment, in particular for disciplined stock pickers with a long-term investment horizon like ourselves.

14  |  The Royce Funds 2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYOTX RMCFX RYMCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)
RCS	4.58	31.02	25.49	13.67	9.48	7.06	9.19	10.24	11.48
Annual Gross Operating Expenses: 1.29% Annual Net Operating Expenses: 1.24%

1 Not annualized

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 6/30/00 (Russell Microcap Index Inception) as of 12/31/21 ($)

Top 10 Positions

% of Net Assets

Photronics	1.2
Citi Trends	1.2
B Riley Financial	1.2
Axcelis Technologies	1.2
Ultra Clean Holdings	1.1
Digi International	1.1
MeiraGTx Holdings	1.1
Haynes International	1.1
PDF Solutions	1.1
Camtek	1.1

Portfolio Sector Breakdown

% of Net Assets

Information Technology	25.4
Industrials	23.4
Financials	12.6
Health Care	12.2
Consumer Discretionary	12.0
Communication Services	4.5
Materials	3.5
Energy	2.6
Real Estate	0.4
Cash and Cash Equivalents	3.4

Calendar Year Total Returns (%)

YEAR	RMC
2021	31.0
2020	24.5
2019	21.2
2018	-8.9
2017	5.4
2016	19.7
2015	-13.3
2014	-4.1
2013	21.3
2012	8.0
2011	-12.1
2010	30.1
2009	55.7
2008	-40.9
2007	7.1

Upside/Downside Capture Ratios

Periods Ended 12/31/21 (%)

	UPSIDE	DOWNSIDE
10-Year	77	87
From 6/30/00 (Russell Microcap Index Inception)	91	80

Portfolio Diagnostics

Fund Net Assets	$422 million
Number of Holdings	133
Turnover Rate	26%
Average Market Capitalization [1]	$644 million
Weighted Average P/B Ratio [2]	2.2x
Active Share [3]	91%
U S Investments (% of Net Assets)	85.3%
Non-U.S Investments (% of Net Assets)	11.3%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Price and total return information is based on net asset values calculated for shareholder transactions. Certain immaterial adjustments were made to the net assets of Royce Micro-Cap Fund at 12/31/17 for financial reporting purposes, and as a result the calendar year total returns based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s total gross annual operating expenses for the Investment Class and include management fee and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Investment Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.24% through April 30, 2022. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell Microcap Index). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Annual Report to Shareholders  |  15

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Opportunity Fund (ROF)

Jim Stoeffel, Brendan Hartman, Jim

Harvey, CFA®, Kavitha Venkatraman

FUND PERFORMANCE

Royce Opportunity Fund advanced 30.8% in 2021, outpacing both its benchmark, the Russell 2000 Value, which gained 28.3%, and the Russell 2000 Index, which was up 14.8% for the same period. We were even more pleased that the Fund also outperformed both the Russell 2000 Value and the Russell 2000 for the 3-, 5-, 10-, 15-, 20-, 25-year, and since inception (11/19/96) periods ended 12/31/21.

WHAT WORKED… AND WHAT DIDN’T

All of the portfolio’s 11 equity sectors made a positive impact on performance in 2021, with the largest positive impacts contributions coming from Industrials, Information Technology, and Materials while the smallest positive impacts came from Utilities, Consumer Staples, and Communication Services. At the industry level, semiconductors & semiconductor equipment (Information Technology), health care providers & services (Health Care), and chemicals (Materials) contributed most while biotechnology (Health Care), auto components (Consumer Discretionary), and diversified consumer services (Consumer Discretionary) were the largest detractors in the calendar year.

The holding making the largest contribution in 2021 was Alpha & Omega Semiconductor, which designs, develops, and supplies a broad range of power semiconductors. In September, the company reported double-digit growth in each of its market segments, along with record revenue. Next best was Herc Holdings, which provides rental equipment through its subsidiaries in several industries, including construction, manufacturing, refineries, and emergency response. Herc announced in September that it was raising guidance for the rest of 2021 while also offering an optimistic long-term forecast. With plans to expand into urban areas, Herc set goals for organic compound annual growth ranging from 12% to 15% in rental revenue and 17% to 20% in adjusted EBITDA (Earnings before Interest, Taxes, Depreciation, & Amortization) from 2021 to 2024. We reduced our stakes in both companies as their prices rose in 2021.

The largest detractor at the position level was LL Flooring Holdings, better known as Lumber Liquidators. The company retails hard-surface flooring, including hardwood, laminate, vinyl plank, tile, bamboo, and cork flooring, as well as flooring tools and accessories. Its shares fell in May after the company reported fairly good results but removed guidance due to COVID concerns. Its stock slid again in the fall on pandemic-related supply and inventory replenishment issues and year-over- year sales declines. Confident that it can turn its business around as supply chain delays are worked through, we held shares at year end. Emergent BioSolutions was our second-biggest detractor. It’s a specialty pharmaceuticals company that manufactures the only FDA-approved anthrax vaccine, among other treatments and therapeutics. Its stock fell precipitously in the spring after the FDA discovered cross contamination issues at one of its plants that was preparing COVID vaccines just as the company was ramping up efforts to be included in the vaccine supply chain. Its shares declined again in November on news that the U.S. Department of Health and Human Services had canceled a multimillion-dollar agreement with the company. We held a small position at the end of 2021, believing that the market has not fully recognized the value of its assets or its existing contracts with the U.S. government.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]

Alpha & Omega Semiconductor	0.78	LL Flooring Holdings	-0.23
Herc Holdings	0.74	Emergent BioSolutions	-0.22
B. Riley Financial	0.73	Regis Corporation	-0.20
Cross Country Healthcare	0.69	CalAmp Corporation	-0.18
Avid Technology	0.67	Kirkland’s	-0.18
[1] Includes dividends		[2] Net of dividends

The portfolio’s advantage over the Russell 2000 Value in 2021 was entirely attributable to stock selection, with particular strength from picks in Materials, Health Care, and Information Technology. Conversely, stock selection hindered relative results in Consumer Discretionary. The Fund’s cash holdings and a combination of stock picks and lower exposure to Energy also detracted from 2021’s relative performance.

CURRENT POSITIONING AND OUTLOOK

Neither positioning nor our outlook has shifted appreciably since mid-year. We still expect generally better performance for business-to-business than business-to-consumer companies over the long run as consumers are likely to continue feeling the bite of inflation. The portfolio’s opportunistic value strategy often leads us to places where few, if any, other investors are looking because the stocks are performing poorly. We believe select areas in consumer retail offer an example where many companies are dealing with much of what investors are avoiding in stocks: the resurgence of COVID, supply chain issues—where shortages are pressuring profit margins—and higher energy prices, all of which are creating what we see as attractive valuations for certain retailers. We’ve also been active in the aerospace & defense industry, which sustained a double whammy in 2021 from COVID and issues around the Boeing 737 MAX. These issues created hiccups in production. Neither has righted itself to the extent that many had hoped, though the industry was approaching more historically normal conditions at the end of 2021. We have purchased shares of companies where we see attractively low valuations and the capacity for growth. In addition, we continue to see opportunities in industries in temporary staffing and industrial distributors—both of which have benefited from the otherwise challenging issue of skilled labor shortages. Finally, we see what we think are very promising long-term opportunities in select areas of technology, where supply chain consolidation has helped certain companies gain market share.

16  |  The Royce Funds 2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPNX RYOFX ROFCX ROFIX ROFRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/21

									SINCE INCEPTION
	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	(11/19/96)
ROF	-0.02	30.85	28.51	15.67	15.06	9.84	11.34	12.78	12.94
Annual Operating Expenses: 1.23%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

20 Years Through 12/31/21

On a monthly rolling basis, The Fund outperformed the Russell 2000 Value in 99% of all 10-year periods; 74% of all 5-year periods; and 57% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%) [1]	INDEX AVG (%) [1]
10-year	120/121	99%	9.9	8.4
5-year	134/181	74%	9.7	8.1
1-year	131/229	57%	16.1	11.7

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 11/19/96 as of 12/31/21 ($)

Top 10 Positions

% of Net Assets

BlueLinx Holdings	0.8
VSE Corporation	0.8
Digi International	0.7
Knowles Corporation	0.7
Commercial Metals	0.7
Wabash National	0.7
Haynes International	0.7
EnPro Industries	0.7
Hub Group Cl. A	0.7
Ultra Clean Holdings	0.7

Portfolio Sector Breakdown

% of Net Assets

Industrials for	29.3
Information Technology	19.8
Consumer Discretionary	15.8
Materials	9.6
Financials	5.9
Health Care	5.9
Energy	3.9
Real Estate	3.1
Communication Services	3.0
Consumer Staples	1.1
Cash and Cash Equivalents	2.6

Calendar Year Total Returns (%)

YEAR	ROF
2021	30.8
2020	26.5
2019	28.2
2018	-20.0
2017	21.9
2016	29.9
2015	-13.6
2014	-0.5
2013	43.5
2012	22.6
2011	-13.0
2010	33.8
2009	62.1
2008	-45.7
2007	-2.0

Upside/Downside Capture Ratios

Periods Ended 12/31/21 (%)

	UPSIDE	DOWNSIDE
10-Year	120	112
From 12/31/96 (Start of Fund’s First Full Quarter)	125	117

Portfolio Diagnostics

Fund Net Assets	$1,800 million
Number of Holdings	245
Turnover Rate	69%
Average Market Capitalization[1]	$1,287 million
Weighted Average P/B Ratio[2]	1.9x
Weighted Average P/S Ratio[3]	0.9x
Active Share[4]	89%
U.S. Investments (% of Net Assets)	92.1%
Non-U.S. Investments (% of Net Assets)	5.3%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	Price to Sales is calculated by dividing the company’s market cap by the revenue in the most recent year.
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Annual Report to Shareholders  |  17

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Pennsylvania Mutual Fund® (PMF)

Chuck Royce, Jay Kaplan, CFA®,

Steven McBoyle, Lauren Romeo, CFA®,

Miles Lewis, CFA®, Andrew Palen

FUND PERFORMANCE

Our flagship, Royce Pennsylvania Mutual Fund, advanced 22.0% in 2021, outperforming its small-cap benchmark, the Russell 2000 Index, which was up 14.8% for the same period. In addition to its calendar-year advantage, the Fund beat the Russell 2000 for the 3-, 5-, 20-, 25-, 30-, 35-, 40-year periods ended 12/31/21, all under the management of Chuck Royce. The Fund’s 45-year average annual total return for the period ended 12/31/21 was 13.2%.

WHAT WORKED… AND WHAT DIDN’T

Nine of the portfolio’s 10 equity sectors made a positive impact on calendar year performance. The sectors making the largest positive contributions were Industrials, Information Technology, and Financials while the only negative impact came from Communication Services. Health Care and Energy made the smallest positive contributions to 2021’s performance. At the industry level, semiconductors & semiconductor equipment (Information Technology), banks (Financials), and machinery (Industrials) contributed most in 2021 while software (Information Technology), health care equipment & supplies (Health Care), and diversified telecommunication services (Communication Services) were the largest detractors.

At the position level, the Fund’s top contributor was Kulicke & Soffa Industries, which primarily supplies equipment for semiconductor wire bonding assembly and other capital equipment. The proliferation of demand for semiconductors is accelerating growth for Kulicke’s bonder equipment, in particular because 80% of the world’s semiconductor packages use wire bonding, while its new product innovations in advanced display and electronics have broadened its overall addressable market and improved its gross margin mix. Triumph Bancorp was our second largest contributor. Through most of 2021, the market’s recognition of the bank’s fintech expertise validated our original investment thesis. Triumph has developed a payment platform that is changing how payments and invoices are handled in the trucking industry. This platform will better connect carriers, shippers, factoring companies, and freight brokers in a way that allows much more efficient handling of invoices and other payments. The robust market for trucking, in terms of the spot prices that drive Triumph’s revenue, led to an outstanding year in its core receivables factoring business, which allows companies to sell invoices for cash advances. While our long-term confidence is strong, returns for the payment platform may have been pulled forward, a concern that led us to trim our position.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]

Kulicke & Soffa Industries	0.70	Upland Software	-0.50
Triumph Bancorp	0.61	SmileDirectClub Cl. A	-0.36
First Citizens BancShares Cl. A	0.56	Bandwidth Cl. A	-0.33
Builders FirstSource	0.50	Haemonetics Corporation	-0.27
SiTime Corporation	0.47	Trean Insurance Group	-0.21
[1] Includes dividends		[2] Net of dividends

The Fund’s biggest detractor was Upland Software, which provides cloud-based enterprise work management software. Its shares fell on mixed revenue performance following outsized presidential election-related growth in 2020 and disappointing execution of the transition of its go-to-market strategy. Profit margins contracted as the company sustained elevated investments in advance of an improvement in revenue productivity. Although we still appreciate much about its strategic allocation of capital, these factors led us to substantially reduce our position in the fourth quarter. We chose to sell our entire stake in SmileDirectClub, which manufactures clear aligners and braces. Achieving profitably and meeting its revenue targets became a longer-term issue than we were willing to accept, especially after the company removed profit guidance in August. It was also struggling with customer acquisition, which was hampered both by changes to Apple’s iOS privacy policy and inflationary pressures that hit hard on the spending of its low-to-middle income consumer demographic.

The portfolio’s advantage over its benchmark was primarily attributable to sector allocation in 2021, with our significant underweight in Health Care helping most on the sector level as that sector was the biggest detractor within the Russell 2000. We also benefited from both our higher exposure and savvy stock selection in Industrials, and primarily from the latter factor in Information Technology. Conversely, our underweight in Energy, which was strong within the Russell 2000, hurt relative results, as did the Fund’s cash position. Successful stock selection was not enough to outweigh the negative impact of our overweight in Materials, which also detracted from relative results in 2021.

CURRENT POSITIONING AND OUTLOOK

Our outlook is very positive for small-cap value but is more nuanced for small-cap as a whole. The Russell 2000 enjoyed a third consecutive year of double-digit positive returns in 2021, which is rare for any equity index. It’s happened only twice before since the inception of the Russell 2000 in 1979—from 1991-1993 and 1995-1997. In each instance, a fourth year of double-digit positive performance failed to materialize. We always place a lot of weight on history, and this pattern, along with a less accommodative Fed, makes us think that performance for the Russell 2000 will be more muted in 2022. History also tells us, however, that small-cap value and cyclicals do well, particularly on a relative basis, during periods of improving economic growth—which is consistent with the encouraging signs we’ve been seeing on a company-by-company basis. We also are optimistic of the relative performance outlook for high quality stocks—which we primarily define as companies with high returns on invested capital and stable returns on assets. We think the Fund’s combined focus on high-quality and value should be supportive for attractive returns, particularly relative to its benchmark.

18  |  The Royce Funds 2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS PENNX RYPFX RPMIX RYPCX RPMRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	30-YR	35-YR	45-YR
PMF	4.67	22.05	20.78	13.10	12.30	8.62	10.09	10.88	10.97	11.04	13.18
Annual Operating Expenses: 0.95%

1 Not annualized

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on on 12/29/78 (Russell 2000 Inception) as of 12/31/21 ($)

Top 10 Positions

% of Net Assets

First Citizens BancShares Cl. A	1.3
Element Solutions	1.2
KBR	1.1
Kulicke & Soffa Industries	1.1
Mesa Laboratories	1.1
Innospec	1.1
MKS Instruments	1.0
Kadant	1.0
Forward Air	1.0
Air Lease Cl. A	0.9

Portfolio Sector Breakdown

% of Net Assets

Industrials	26.9
Information Technology	20.9
Financials	18.4
Consumer Discretionary	11.2
Materials	7.9
Health Care	6.1
Real Estate	2.3
Energy	1.7
Communication Services	1.5
Consumer Staples	1.1
Cash and Cash Equivalents	2.0

Calendar Year Total Returns (%)

YEAR	PMF
2021	22.0
2020	14.1
2019	26.6
2018	-9.7
2017	16.2
2016	26.5
2015	-11.4
2014	-0.7
2013	35.3
2012	14.6
2011	-4.2
2010	23.9
2009	36.3
2008	-34.8
2007	2.8

Upside/Downside Capture Ratios

Periods Ended 12/31/21 (%)

	UPSIDE	DOWNSIDE
10-Year	92	90
From 12/31/78 (Russell 2000 Inception)	90	73

Portfolio Diagnostics

Fund Net Assets	$2,149 million
Number of Holdings	297
Turnover Rate	60%
Average Market Capitalization[1]	$2,939 million
Weighted Average P/E Ratio[2,3]	16.4x
Weighted Average P/B Ratio[2]	2.5x
Active Share[4]	87%
U.S. Investments (% of Net Assets)	87.6%
Non-U.S. Investments (% of Net Assets)	10.4%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (11% of portfolio holdings as of 12/31/21).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Pennsylvania Mutual Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Annual Report to Shareholders  |  19

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Premier Fund (RPR)

Chuck Royce

Lauren Romeo, CFA®

Steven McBoyle

FUND PERFORMANCE

Thanks to a strong second half, Royce Premier Fund advanced 16.4% in 2021, outperforming its small-cap benchmark, the Russell 2000 Index, which was up 14.8% for the same period. In addition to its calendar-year outperformance, the Fund beat its benchmark for the 3-, 5-, 15-, 20-, 25-, 30-year, and since inception (12/31/91) periods ended 12/31/21.

WHAT WORKED… AND WHAT DIDN’T

All of the portfolio’s eight equity sectors made a positive impact on 2021’s performance, with the largest positive contributions coming from Industrials, Information Technology (its two largest weightings), and Consumer Discretionary while the smallest positive impacts came from Health Care, Materials, and Real Estate. Contributing most at the industry level were machinery in Industrials, electronic, instruments & components in Information Technology, and capital markets in Financials while the largest detractors were health care equipment & supplies in Health Care, software in Information Technology, and commercial services & supplies in Industrials.

Rogers Corporation contributed most at the position level in 2021, due to DuPont’s announcement in November that it was acquiring the company. Rogers works with specialty engineered materials that enable high performance and high reliability in EV/HEV, wireless infrastructure, automotive safety, and portable electronics. Morningstar, which provides independent investment research to investors across the globe, was our next-best contributor. In October, the company announced a significant increase in organic revenue and an even bigger boost in operating income for its fiscal third quarter, leading its shares to climb. Inter Parfums is a global developer and designer of prestige fragrances, primarily under licenses of high-end brands such as Mont Blanc, Coach, Jimmy Choo, and Guess. After managing effectively through a very challenging 2020, its stock rose more than 60% in 2021, lifted by better-than-expected growth from improved store traffic and higher gross margins driven by improved sales for newer higher-margin products. The company reported in September that, excluding one-time gains, 2021 would be its best year ever for sales and earnings per share.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]
Rogers Corporation	1.41	Haemonetics Corporation	-1.31
Morningstar	1.33	Upland Software	-1.13
Inter Parfums	1.14	Ashmore Group	-0.59
Coherent	1.13	GCM Grosvenor Cl. A	-0.30
Kadant	1.09	IPG Photonics	-0.29
[1] Includes dividends		[2] Net of dividends

Blood and plasma supplies and services provider Haemonetics Corporation detracted most at the position level. The company reported healthy revenues in November but also lowered guidance for the second half of fiscal 2022 due to ongoing plasma collection volatility due to the pandemic. We reduced our position, though we think it can engineer an eventual turnaround driven by the company’s long-term expertise in its niche. Upland Software, which was the second biggest detractor, provides cloud-based enterprise work management software. Its shares fell on mixed revenue performance following outsized presidential election-related growth in 2020 and disappointing execution of the transition of its go-to-market strategy. Profit margins contracted as the company sustained elevated investments in advance of an improvement in revenue productivity. Although we still appreciate much about its strategic allocation of capital, these factors led us to exit our position in December. Headquartered in the U.K., Ashmore Group specializes in actively managed emerging markets strategies in equities, fixed income, and alternative investments. The company reported declines in profitability for the fiscal year and then in October announced declines in assets under management and negative investment performance for the third quarter as market sentiment for certain key strategies deteriorated.

The portfolio’s advantage over the Russell 2000 came mostly from sector allocation in 2021, with Health Care, Industrials, and Consumer Staples making the most significant positive impact versus the benchmark. In the first two sectors, our respective underweight and overweight drove relative results, while in the third, stock selection helped most. Conversely, Financials, Materials, and Energy detracted most from relative results. In the first two sectors, lackluster stock selection hurt. Having no weighting in the third sector also detracted since Energy was such a strong performer within the small-cap index.

CURRENT POSITIONING AND OUTLOOK

We were very encouraged by the second-half performance of the Fund. After lagging by more than 700 basis points in the first half, the Fund outperformed the Russell 2000 by more than 850 basis points in the second half to beat its benchmark for the year. We also believe that high quality, as we define it, is just beginning an extended period of outperformance. Our rationale is based on high quality’s still relatively inexpensive valuation within small-cap, and the history this Fund has had of enjoying its best excess returns starting from periods of low high-yield spreads, similar to where we finished 2021. So, while our outlook for the small-cap asset class overall is for low to moderate returns, such return periods have historically been good for the Fund’s relative returns. We were pleased that the Fund benefitted from two takeovers in the fourth quarter—CMC Materials and Rogers Corporation—as strategic buyers recognized the same attributes that we had identified and paid significant premiums to acquire these companies. With M&A transactions expected to remain at high levels, we anticipate the Fund may continue to benefit from acquisitions in 2022.

20  |  The Royce Funds 2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYPRX RPFFX RPFIX RPRCX RPRRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/31/91)
RPR	5.42	16.36	20.28	14.05	11.68	9.82	11.07	11.37	11.91
Annual Operating Expenses: 1.21%

1 Not annualized

Relative Returns: Monthly Rolling Average Annual Return Periods

20 Years Through 12/31/21

On a monthly rolling basis, The Fund outperformed the Russell 2000 in 61% of all 10-year periods; 57% of all 5-year periods; and 58% of all 1-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%) [1]	INDEX AVG (%) [1]
10-year	74/121	61%	10.0	9.4
5-year	104/181	57%	10.3	9.1
1-year	132/229	58%	13.0	12.4

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 12/31/91 as of 12/31/21 ($)

Top 10 Positions

% of Net Assets

Morningstar	3.5
CMC Materials	2.9
Kennedy-Wilson Holdings	2.9
Lincoln Electric Holdings	2.9
Forrester Research	2.5
MKS Instruments	2.5
John Bean Technologies	2.5
Valmont Industries	2.5
Mesa Laboratories	2.5
Innospec	2.5

Portfolio Sector Breakdown

% of Net Assets

Industrials	32.7
Information Technology	21.5
Financials	13.9
Materials	8.8
Consumer Discretionary	8.4
Health Care	5.9
Real Estate	2.9
Consumer Staples	2.3
Cash and Cash Equivalents	3.6

Calendar Year Total Returns (%)

YEAR	RPR
2021	16.4
2020	11.5
2019	34.1
2018	-10.4
2017	23.8
2016	23.0
2015	-9.9
2014	-0.9
2013	27.7
2012	11.4
2011	-0.9
2010	26.5
2009	33.3
2008	-28.3
2007	12.7

Upside/Downside Capture Ratios

Periods Ended 12/31/21 (%)

	UPSIDE	DOWNSIDE
10-Year	87	86
From 12/31/91 (Start of Fund’s First Full Quarter)	92	73

Portfolio Diagnostics

Fund Net Assets	$1,736 million
Number of Holdings	55
Turnover Rate	20%
Average Market Capitalization[1]	$4,555 million
Weighted Average P/E Ratio[2,3]	23.9x
Weighted Average P/B Ratio[2]	3.4x
Active Share[4]	98%
U.S. Investments (% of Net Assets)	90.9%
Non-U.S. Investments (% of Net Assets)	5.5%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (5% of portfolio holdings as of 12/31/21).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Premier Fund at 6/30/19 for financial reporting purposes, and as a result the net asset values shareholder transactions on that date and the calendar year total returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Annual Report to Shareholders  |  21

MANAGER’S DISCUSSION (UNAUDITED)

Royce Small-Cap Value Fund (RVV)

Jay Kaplan, CFA®

FUND PERFORMANCE

Royce Small-Cap Value Fund gained 28.2% in 2021, trailing the 28.3% gain for its primary benchmark, the Russell 2000 Value Index, by the thinnest of margins and beating the Russell 2000 Index, which rose 14.8% for the same period.

WHAT WORKED… AND WHAT DIDN’T

All of the portfolio’s nine equity sectors made a positive impact on 2021 performance. Industrials, Information Technology, and Consumer Discretionary made the most sizable positive contributions, while the smallest positive impacts came from Consumer Staples, Real Estate, and Energy. Specialty retail in Consumer Discretionary, electronic equipment, instruments & components in Information Technology, and road & rail in Industrials contributed most at the industry level. Conversely, communications equipment in Information Technology, insurance, and consumer finance (both in Financials) were the largest detractors for the calendar year.

At the position level, the Fund’s top contributor was Arkansas-based freight and logistics solutions provider ArcBest. In its third-quarter earnings release, the company announced record quarterly revenue and operating income, with consolidated quarterly revenues of more than $1 billion. ArcBest also benefited from its acquisition of Chicago-based truckload brokerage company MoLo Solutions. The second top contributing position for the calendar year was Shoe Carnival, a discount footwear retailer. Many of the company’s competitors have closed their doors, helping its business. In addition, Nike consolidated the number of stores that can sell its products, which included Shoe Carnival. The company was also able to discontinue deep discounting due to stronger demand, leading to margin expansion. Kulicke & Soffa Industries is a leader in manufacturing equipment and tools used to assemble and package semiconductor devices. Kulicke is benefiting from record industry wafer fab equipment spending and a structural increase in the complexity of chip packaging due to increased advanced packaging or multi-die packaging techniques. Approximately 50% of all semiconductors processed utilize the company’s wire bonding equipment. Additionally, Kulicke has been benefiting from new product introductions in the mini-LED packaging market, which is growing quickly.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]
ArcBest	2.91	Nautilus	-0.65
Shoe Carnival	1.90	James River Group Holdings	-0.43
Kulicke & Soffa Industries	1.69	NETGEAR	-0.40
OneWater Marine Cl. A	1.65	Heritage Insurance Holdings	-0.39
Rent-A-Center	1.13	Haverty Furniture	-0.36
[1] Includes dividends		[2] Net of dividends

The biggest detractor was fitness equipment manufacturer Nautilus. The company’s third quarter results were hurt by inflation, as well as by global shipping and supply chain challenges, which made profitability unlikely. For these reasons, we exited our position. James River Group Holdings, the portfolio’s next biggest detractor, focuses on “Excess & Surplus” insurance. Its stock saw its most severe dip in 2021’s first half. The company then took a charge in the fourth quarter related to its non-core reinsurance division that, while fairly small, came on the heels of the much larger charge taken earlier in the year in its commercial auto business (specifically Uber), which led its shares to drift lower. Current management has been attempting to fix the issues created by the prior team, though our own concerns about the timing and extent of the fixes led us to reduce our position significantly. Super-regional property and casualty insurance holding company Heritage Insurance Holdings also detracted. The company, which has significant business in coastal areas, was hurt by poor weather in Florida during 2021. We believe that Heritage Insurance can benefit from premium insurance rate increases. The stock is inexpensive, and we maintained our position.

The portfolio’s very narrow disadvantage versus the Russell 2000 Value was attributable to sector allocation. Financials detracted most at the sector level due to stock selection while our much lower exposure to Energy also hurt, as did our cash position. Conversely, stock selection in 2021 was especially strong in Industrials, Health Care, and Information Technology. Our underweight in the second sector was also beneficial.

CURRENT POSITIONING AND OUTLOOK

We expect that 2022 will be a good year for small-cap value as all signs point to continued economic strength, though we’re mindful that continuing COVID resurgences could disrupt this positive backdrop. In addition, the Fed has clearly signaled that interest rates will rise in 2022, which should bode well for value investors like us. There had been a disconnect between the stagnant 10-year Treasury yield and the Fed’s language until recently. Though the 10-year yield, however, it is beginning to rise. We believe the equity market is incorporating this view, as seen by the weak performance of many long-duration assets like richly valued, non-earning, story-based growth stocks. We see the semiconductor supply chain issue lasting through most of 2022, and labor shortages and wage pressures look likely to continue. Inflation is with us now and is real. In this context, we have been buying selectively, adding, for example, to our technology weighting, pharmaceutical companies with proven products and promising pipelines, and homebuilders and other housing related companies in the area of home furnishings.

22  |  The Royce Funds 2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVFX RVVHX RVFCX RVVRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (6/14/01)
RVV	4.20	28.24	12.34	6.74	7.58	5.93	8.41	9.10
Annual Gross Operating Expenses: 1.62%				Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 6/14/01 as of 12/31/21 ($)

Top 10 Positions

% of Net Assets

OneWater Marine Cl. A	2.6
Kulicke & Soffa Industries	2.5
Sanmina Corporation	2.5
PulteGroup	2.5
Shoe Carnival	2.4
Rent-A-Center	2.4
Aaron’s Company (The)	2.2
La-Z-Boy	2.2
Evercore Cl. A	2.1
Schneider National Cl. B	1.9

Portfolio Sector Breakdown

% of Net Assets

Consumer Discretionary	26.8
Information Technology	20.7
Financials	19.7
Industrials	18.8
Health Care	7.9
Communication Services	1.0
Energy	0.7
Consumer Staples	0.5
Real Estate	0.5
Cash and Cash Equivalents	3.4

Calendar Year Total Returns (%)

YEAR	RVV
2021	28.2
2020	-6.5
2019	18.2
2018	-7.2
2017	5.3
2016	21.1
2015	-11.5
2014	-0.0
2013	27.8
2012	9.6
2011	-7.4
2010	25.0
2009	44.7
2008	-34.2
2007	3.8

Upside/Downside Capture Ratios

Periods Ended 12/31/21 (%)

	UPSIDE	DOWNSIDE
10-Year	83	105
From 6/30/01 (Start of Fund’s First Full Quarter)	95	92

Portfolio Diagnostics

Fund Net Assets	$140 million
Number of Holdings	95
Turnover Rate	53%
Average Market Capitalization[1]	$1,534 million
Weighted Average P/E Ratio[2,3]	10.7x
Weighted Average P/B Ratio[2]	1.9x
Active Share[4]	96%
U.S. Investments (% of Net Assets)	93.6%
Non-U.S. Investments (% of Net Assets)	3.0%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/21).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Small-Cap Value Fund at 6/30/16 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Gross operating expenses reflect the Fund’s gross total annual operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2022. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Annual Report to Shareholders  |  23

MANAGER’S DISCUSSION (UNAUDITED)

Royce Smaller-Companies Growth Fund (RVP)

Chip Skinner, CFA®

FUND PERFORMANCE

Royce Smaller-Companies Growth Fund gained 7.8% in 2021, lagging its primary benchmark, the Russell 2000 Index, which was up 14.8%, but beating the Russell 2000 Growth Index, which rose 2.8% for the same period. The Fund was stronger over longer-term periods, outperforming the Russell 2000 for the 3-, 5-, 10-, 20-year, and since inception (6/14/01) periods ended 12/31/21 and beating the Russell 2000 Growth for the 3-, 5, 20-year, and since inception periods.

WHAT WORKED… AND WHAT DIDN’T

Six of the portfolio’s 10 equity sectors made a positive impact on 2021’s performance. The sectors making the largest positive contributions were Information Technology, Health Care, and Financials while the biggest detractions came from Consumer Discretionary, Consumer Staples, and Communication Services. At the industry level, semiconductors & semiconductor equipment (Information Technology), life sciences tools & services (Health Care), and banks (Financials) contributed most in 2021 while electrical equipment (Industrials), interactive media & services (Communication Services), and diversified consumer services (Consumer Discretionary) were the largest detractors.

InMode, which makes medical devices that emit radio frequencies which allow for minimally and (in some instances) non-invasive ways to perform certain types of plastic surgery, skin care treatments, and other procedures, was the Fund’s top-contributing position. Robust revenue growth driven by the rapid adoption of its innovative devices, along with prospects for recurring revenues going forward, led its stock to lofty heights in 2021. Ambarella develops image processing SoCs (system on chips) and computer vision chips. Its SoCs process photos, videos for cameras, and other gadgets, while its computer vision chips help security cameras identify faces and driverless vehicles avoid obstacles. Its strong niche in these areas drove impressive growth in earnings and revenue in 2021. In a deal announced in August, Canadian sports media and online betting company Score Media and Gaming was acquired for a sizable premium by Penn National thanks to its strong position in the fast-growing online sports media and betting markets.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]
InMode	2.69	Enthusiast Gaming Holdings	-1.14
Ambarella	1.57	Lottery.com	-0.79
Score Media and Gaming Cl. A	1.41	American Superconductor	-0.66
Joint Corp. (The)	1.34	Aspen Group	-0.66
ATS Automation Tooling Systems	1.13	Neuronetics	-0.65
[1] Includes dividends		[2] Net of dividends

The top detractor at the position level was another Canadian media property, Enthusiast Gaming Holdings, which runs digital media platforms that include more than 100 gaming-related websites. A top outperformer from 4Q20 through the first half of 2021, its revenue growth was nothing short of spectacular in 2021. However, that growth was partly due to an acquisition, and the company still has not become profitable, which drove investors to take profits in the second half of 2021. Liking its long-term growth prospects, we added to our stake. Lottery.com allows users to play state-sanctioned lottery games online and on mobile devices, and with more states set to legalize online lotteries, it appeared to be a strong growth opportunity. However, its reverse SPAC merger reported quarterly results using what we thought was aggressive accounting, which raised doubts for us about its ability to achieve near term financial targets, leading us to begin exiting our position in November. American Superconductor manufactures advanced power systems, naval ship protection systems, and wind turbines using superconducting technology. The company enjoyed improved revenue and earnings growth in 2020 that decelerated in 2021—which caused Wall Street estimates to be lowered multiple times during the year. We still like its long-term prospects and added shares in May.

The portfolio’s disadvantage versus the Russell 2000 in 2021 came entirely from sector allocation as our stock selection was modestly positive. At the sector level, stock picking and, to a lesser degree, lower exposure, hurt relative performance in Consumer Discretionary, as did stock selection in Industrials. The Fund’s cash position also detracted from relative results. Conversely, stock selection was a strength in Health Care, easily overcoming the negative impact of our overweight in a poor performing sector within the Russell 2000. Savvy stock picking also provided more modest relative advantages in Materials and Information Technology.

CURRENT POSITIONING AND OUTLOOK

Through most of 2021, faster-growing, higher-multiple, and/or unprofitable companies were particularly hard hit, and that valuation compression has continued into the first weeks of 2022. Underperformance for small-cap growth could continue through the first half of 2022 due primarily to the persistence of high multiples, as well as lingering inflation and the expectations of higher interest rates. Ongoing labor shortages and consequent upward wage pressures should make inflation more lasting. Additionally, aggressive monetary and fiscal stimulus will ease at some point, given the economy would likely be growing faster without recurring COVID outbreaks and their attendant anxieties. Still, our long-term outlook for the portfolio is positive. First, we expect the recent panic-like selling in some of our holdings to stabilize. We also believe COVID will be a less negative factor in 2022. Turning to the portfolio, we are highly confident in our current themes, including cloud computing, enterprise software adoption, electric vehicle/power storage penetration, drug discovery tools and services, and automation/robotics. We see each of these as decade-long opportunities that should hold up well against the ups and downs of valuation. We have been putting cash to work by adding to favorites and taking advantage of lower valuations more generally.

24  |  The Royce Funds 2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYVPX RVPHX RVPCX RVPIX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (6/14/01)
RVP	-9.36	7.78	25.77	16.04	13.62	8.33	11.50	12.24
Annual Gross Operating Expenses: 1.54%				Annual Net Operating Expenses: 1.49%

1 Not annualized

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 6/14/01 as of 12/31/21 ($)

Top 10 Positions

% of Net Assets

Unisys Corporation	2.9
Lawson Products	2.9
Ambarella	2.8
Magnachip Semiconductor	2.8
Impinj	2.6
ATS Automation Tooling Systems	2.6
Matterport Cl. A	2.3
InMode	2.1
Enthusiast Gaming Holdings	2.0
BRP Group Cl. A	1.8

Portfolio Sector Breakdown

% of Net Assets

Information Technology	29.8
Health Care	25.7
Industrials	16.6
Consumer Discretionary	6.6
Financials	5.7
Communication Services	3.9
Materials	2.1
Consumer Staples	1.5
Real Estate	1.1
Cash and Cash Equivalents	7.0

Calendar Year Total Returns (%)

YEAR	RVP
2021	7.8
2020	49.3
2019	23.7
2018	-10.2
2017	17.8
2016	9.4
2015	-1.8
2014	3.9
2013	32.5
2012	15.3
2011	-10.0
2010	19.7
2009	41.4
2008	-41.1
2007	3.2

Upside/Downside Capture Ratios

Periods Ended 12/31/21 (%)

	UPSIDE	DOWNSIDE
10-Year	104	105
From 6/30/01 (Start of Fund’s First Full Quarter)	113	99

Portfolio Diagnostics

Fund Net Assets	$300 million
Number of Holdings	98
Turnover Rate	50%
Average Market Capitalization[1]	$1,806 million
Weighted Average P/B Ratio[2]	3.9x
3-5 Year EPS Growth (est.)[3]	25.9%
Active Share[4]	95%
U.S. Investments (% of Net Assets)	75.1%
Non-U.S. Investments (% of Net Assets)	17.9%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The 3-5 Year EPS Growth (est.) is calculated as a simple weighted average of the pre-calculated mean long-term EPS growth rate estimates by brokerage analysts. Long Term Growth (LTG) is the annual EPS growth that the company can sustain over the next 3 or 5 years. Source: Factset
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Service Class (its oldest class). Gross operating expenses reflect the Fund’s gross total operating expenses for the Service Class and include management fees, 12b-1 distribution and service fees, and other expenses. Net operating expenses reflect contractual fee waivers and/or expense reimbursements. All expense information is reported as of the Fund’s most current prospectus. Royce & Associates has contractually agreed, without right of termination, to waive fees and/or reimburse expenses to the extent necessary to maintain the Service Class’s net annual operating expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) at or below 1.49% through April 30, 2022. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Annual Report to Shareholders  |  25

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Special Equity Fund (RSE)

Charlie Dreifus, CFA®

Steven McBoyle

FUND PERFORMANCE

Royce Special Equity Fund advanced 22.5% in 2021, trailing its primary benchmark, Russell 2000 Value Index, which was up 28.3%, but well ahead of the Russell 2000 Index, which rose 14.8% for the same period. The portfolio outperformed the Russell 2000 Value for the 15-, 20-year, and since inception (5/1/98) periods ended 12/31/21.

WHAT WORKED… AND WHAT DIDN’T

All of the portfolio’s nine equity sectors made a positive impact on calendar-year performance. The sectors making the largest positive contributions were Industrials, Information Technology, and Consumer Staples while the smallest came from Health Care, Real Estate, and Financials. At the industry level, semiconductors & semiconductor equipment (Information Technology), auto components (Consumer Discretionary), and electrical equipment (Industrials) contributed most for the year-to-date period while household durables (Consumer Discretionary), leisure products (Consumer Discretionary), and IT services (Information Technology) were the largest detractors.

The portfolio’s top contributor at the position level for 2021 was Kulicke & Soffa Industries, a leader in manufacturing equipment and tools used to assemble and package semiconductor devices. Approximately 50% of all semiconductors processed utilize the company’s wire bonding equipment. Kulicke is benefiting from record industry wafer fab equipment spending and a structural increase in the complexity of chip packaging due to increased advanced packaging or multi-die packaging techniques. Further, Kulicke has been benefiting from new product introductions in the mini-LED packaging market, which is growing quickly. Meredith Corporation, a premier media and digital marketing company, was the next best performer. Its media properties include magazine brands such as People and Time, which have a total readership of more than 120 million while its website properties receive nearly 135 million monthly unique visitors, making the company a top ten digital media company. Meredith recently embarked on a significant number of value creating events, including the spinoff of its television properties, which ultimately led to the sale of its remaining magazine and digital properties to IAC. Huntsman Corporation is a global maker of specialty chemicals that benefited from an ongoing transformation and portfolio optimization program towards higher valued products, which was reflected in a strong third-quarter earnings report issued in October.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]
Kulicke & Soffa Industries	3.00	Hooker Furnishings	-0.90
Meredith Corporation	2.00	Flexsteel Industries	-0.69
Huntsman Corporation	1.93	Johnson Outdoors Cl. A	-0.56
Ingles Markets Cl. A	1.84	Miller Industries	-0.25
Encore Wire	1.77	TEGNA	-0.22
[1] Includes dividends		[2] Net of dividends

The Fund’s biggest detractor was Hooker Furnishings, which manufactures and imports home furniture primarily in the medium- to high price ranges. COVID created major difficulties for its business in 2020. While 2021 sales and earnings were positive, though somewhat mixed, investor sentiment—and thus its stock price performance—was influenced by 2021’s highly visible supply chain issues. Flexsteel Industries makes and imports upholstered and wooden furniture for the residential and commercial markets. Its business also showed encouraging, though mixed, signs of recovery through 2021 after a highly challenging 2020. In addition, Flexsteel was adversely affected by the supply chain issues that lingered throughout 2021 and their associated cost inflation. This all took place as the business itself continued to progress nicely, with much success related to strategic growth initiatives and backlog growth. Johnson Outdoors, which makes recreation products in four businesses: Fishing, Camping, Watercraft, and Diving, was the Fund’s third-biggest detractor. Though the company posted strong revenue and earnings in 2021, the market sentiment was muted due to the ongoing debate as to the sustainability of positive industry trends that have helped its business, particularly within the company’s Fishing segment, as well as logistical challenges.

The Fund’s disadvantage versus the Russell 2000 Value came primarily from sector allocation. Stock selection in Consumer Discretionary overcame the positive effect of our substantially larger weighting while our cash position and lack of exposure to Energy also hurt relative results. Conversely, Health Care, Communication Services, and Consumer Staples sectors contributed most to relative performance in 2021.

CURRENT POSITIONING AND OUTLOOK

During the periods of low inflation wrought by the residual effects of the Great Financial Crisis, followed by the COVID pandemic, governments superimposed loose fiscal and monetary conditions. Too much liquidity has always created bubbles. However, it is now also creating CPI (Consumer Price Index) inflation well beyond their targeted level. To us, this is a warning sign that an already overheated market may be due for a correction. As always, we have positioned the portfolio with companies that we think are well positioned to withstand the effects of both higher levels of volatility and lower equity prices. Yet if one digs deeper, one will also find strong evidence that small-cap quality looks very attractive. Indeed, we believe that Special Equity’s valuation, leverage, and profitability metrics were very attractive at the end of 2021. We are thus faced with a general market valuation that gives us pause but a portfolio that looks very attractive to us against the backdrop of a pivoting Fed likely to initiate multiple rate increases in the not-too-distant future. Investors may want to fasten their seat belts.

26  |  The Royce Funds 2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYSEX RSEFX RSEIX RSQCX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	SINCE INCEPTION (5/1/98)
RSE	7.30	22.50	14.02	7.58	9.68	8.20	9.52	9.12
Annual Operating Expenses: 1.23%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 12/31/21

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 81% of all 10-year periods and 60% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%) [1]	INDEX AVG (%) [1]
10-year	98/121	81%	0.56	0.47
5-year	109/181	60%	0.53	0.49

1Average of monthly rolling average annual total returns over the specified periods.

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 5/1/98 as of 12/31/21 ($)

Top 10 Positions

% of Net Assets

Ingles Markets Cl. A	5.8
Standard Motor Products	5.7
Huntsman Corporation	5.7
Kulicke & Soffa Industries	3.9
Johnson Outdoors Cl. A	3.9
Marcus & Millichap	3.9
John B. Sanfilippo & Son	3.7
H&R Block	3.4
Vishay Intertechnology	3.2
Mueller Industries	2.9

Portfolio Sector Breakdown

% of Net Assets

Consumer Discretionary	23.3
Industrials	22.1
Information Technology	10.7
Consumer Staples	9.5
Materials	8.2
Financials	4.3
Real Estate	3.9
Communication Services	2.6
Cash and Cash Equivalents	15.4

Calendar Year Total Returns (%)

YEAR	RSE
2021	22.5
2020	7.4
2019	12.6
2018	-9.9
2017	7.9
2016	32.2
2015	-12.4
2014	1.1
2013	29.4
2012	15.4
2011	0.1
2010	19.6
2009	28.4
2008	-19.6
2007	4.7

Upside/Downside Capture Ratios

Periods Ended 12/31/21 (%)

	UPSIDE	DOWNSIDE
10-Year	78	76
From 6/30/98 (Start of Fund’s First Full Quarter)	80	65

Portfolio Diagnostics

Fund Net Assets	$1,077 million
Number of Holdings	36
Turnover Rate	42%
Average Market Capitalization[1]	$1,588 million
Weighted Average P/E Ratio[2,3]	11.0x
Weighted Average P/B Ratio[2]	2.2x
Active Share[4]	98%
U.S. Investments (% of Net Assets)	80.7%
Non-U.S. Investments (% of Net Assets)	3.9%
[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.
[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (0% of portfolio holdings as of 12/31/21).
[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees and other expenses. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Annual Report to Shareholders  |  27

MANAGERS’ DISCUSSION (UNAUDITED)

Royce Total Return Fund (RTR)

Miles Lewis, CFA®
Chuck Royce

FUND PERFORMANCE

Royce Total Return Fund gained 25.8% in 2021, lagging its primary benchmark, the Russell 2000 Value Index, which was up 28.3%, and outpacing the Russell 2000 Index, which rose 14.8%, for the same period.

WHAT WORKED… AND WHAT DIDN’T

All of the portfolio’s 11 equity sectors made a positive impact on calendar-year performance. Financials, Industrials, and Consumer Discretionary contributed most while the smallest positive impacts came from Utilities, Health Care, and Communication Services. At the industry level, banks (Financials), building products (Industrials), and insurance (Financials) contributed most while software (Information Technology), equity real estate investment trusts (REITs) (Real Estate), and commercial services & supplies (Industrials) were the largest detractors.

Triumph Bancorp, which offers traditional and more specialized banking services and products, made the largest positive contribution at the position level. Through most of 2021, the market’s recognition of the bank’s fintech expertise validated our original investment thesis. Triumph has developed a payment platform, for example, that is changing how payments and invoices are handled in the trucking industry by allowing much more efficient processing via better connecting carriers, shippers, factoring companies, and freight brokers. The robust market for trucking, in terms of the spot prices that drive Triumph’s revenue, led to an outstanding year in its core receivables factoring business, which allows companies to sell invoices for cash advances. While our long-term confidence is strong, returns for the payment platform may have been pulled forward, a concern that led us to reduce our position. Our second top contributor was Signature Bank, whose shares rose from a combination of the bank’s own exceptional fundamentals and the market recognizing that New York City remains a strong market. We sold our shares as it moved from a value opportunity to more of a growth stock.

Top Contributors to Performance		Top Detractors from Performance
For 2021 (%)[1]		For 2021 (%)[2]

Triumph Bancorp	1.99	Trean Insurance Group	-0.86
Signature Bank	1.47	James River Group Holdings	-0.74
Kulicke & Soffa Industries	1.08	Healthcare Services Group	-0.40
Compass Diversified Holdings	0.93	Teradata Corporation	-0.27
Carlisle Companies	0.81	CDK Global	-0.24
[1] Includes dividends		[2] Net of dividends

Full-service insurance management company Trean Insurance Group, which focuses on workers compensation insurance, was 2021’s largest detractor. Its business model is both asset light and, in our view, unique. Trean retains only around 20% of the risk written on behalf of third parties while also collecting fees for its claims handling services. Unfortunately, the distinctive features that appeal so much to us do not seem well understood by other investors—though we also believe that management could have done more to communicate its distinctive features. We also believe these attributes can help its shares to reverse course. The portfolio’s next biggest detractor, James River Group Holdings, focuses on the “Excess & Surplus” niche. Its stock saw its most severe dip in 2021’s first half. The company then took a charge in the fourth quarter related to its non-core reinsurance division that, while fairly small, came on the heels of the much larger charge taken earlier in the year in its commercial auto business (specifically Uber), which led its shares to drift lower. However, current management has been effectively fixing problems created by the prior team, and we like the company’s long-term prospects.

The portfolio’s disadvantage versus the Russell 2000 Value came entirely from stock selection in 2021. A combination of stock picking and our underweight hurt in both Energy and Consumer Discretionary, while stock selection detracted in Materials. Conversely, stock picks were a relative strength in Financials (as was our overweight in this strong sector). We also benefited from our significantly lower exposure to index laggards Health Care and Utilities.

CURRENT POSITIONING AND OUTLOOK

Supply chain issues, labor inflation/shortages, and price inflation dominated the headlines in 2021’s second half. And while these developments played a role in the more muted gains for small-caps in the second half of the year, we believe the market will return to its more typical forward-looking role, shifting to an environment that is more conducive to stock picking. This was not always the case in 2021. The property & casualty insurance group, which did not perform to our expectations in 2021 despite steadily improving fundamentals, was emblematic of a theme we saw in many of our underperformers: strong fundamentals in the underlying businesses, yet underperformance in the stocks, often driven by multiple contraction. Because the market is comprised of literally millions of participants, we can’t predict when investors will recognize the fundamental improvements in our holdings. We believe, however, that stock prices follow fundamentals over the long run, and it is only a matter of time before the market begins to reflect the improvements we anticipated. In this context, we entered 2022 with optimism for the long run. From a top-down perspective, the market climate appears far more conducive to our style of investing: Small-cap value, quality, and dividend payers—all of which are historically cheap versus their respective counterparts—look well positioned for 2022. From our bottom-up perspective, we are very confident in our portfolio, which we believe holds high-quality, undervalued businesses.

28  |  The Royce Funds 2021 Annual Report to Shareholders

PERFORMANCE AND PORTFOLIO REVIEW (UNAUDITED)	TICKER SYMBOLS RYTRX RYTFX RTRIX RYTCX RTRRX

Performance and Expenses

Average Annual Total Return (%) Through 12/31/21

	JUL-DEC 2021[1]	1-YR	3-YR	5-YR	10-YR	15-YR	20-YR	25-YR	SINCE INCEPTION (12/15/93)
RTR	5.00	25.78	17.26	9.91	11.17	7.87	9.19	9.85	10.75
Annual Operating Expenses: 1.25%

1 Not annualized

Relative Risk Adjusted Returns: Monthly Rolling Sharpe Ratios

20 Years Through 12/31/21

On a monthly rolling risk-adjusted basis, the Fund outperformed the Russell 2000 Value in 100% of all 10-year periods and 93% of all 5-year periods.

	PERIODS BEATING THE INDEX		FUND AVG (%) [1]	INDEX AVG (%) [1]
10-year	121/121	100%	0.53	0.47
5-year	168/181	93%	0.56	0.49

1Average of monthly rolling Sharpe Ratios over the specified periods.

Morningstar Style Map™ As of 12/31/21

The Morningstar Style Map is the Morningstar Style Box™ with the center 75% of fund holdings plotted as the Morningstar Ownership Zone™. The Morningstar Style Box is designed to reveal a fund’s investment strategy. The Morningstar Ownership Zone provides detail about a portfolio’s investment style by showing the range of stock sizes and styles. The Ownership Zone is derived by plotting each stock in the portfolio within the proprietary Morningstar Style Box. Over time, the shape and location of a fund’s ownership zone may vary. See page 86 for additional information.

Value of $10,000

Invested on 12/15/93 as of 12/31/21 ($)

Top 10 Positions
% of Net Assets

Vontier Corporation	2.5
Element Solutions	2.1
CDK Global	2.0
James River Group Holdings	2.0
RenaissanceRe Holdings	1.9
Timken Company (The)	1.9
Bank of N.T. Butterfield & Son	1.9
Minerals Technologies	1.9
Franchise Group Cl. A	1.9
Independent Bank Group	1.8

Portfolio Sector Breakdown
% of Net Assets

Financials	38.3
Industrials	20.1
Materials	11.1
Information Technology	10.3
Consumer Discretionary	6.7
Energy	3.7
Consumer Staples	3.0
Real Estate	2.7
Communication Services	1.7
Health Care	0.7
Preferred Stock	1.4
Cash and Cash Equivalents	0.3

Calendar Year Total Returns (%)

YEAR	RTR
2021	25.8
2020	3.8
2019	23.5
2018	-12.5
2017	13.7
2016	25.9
2015	-7.2
2014	1.3
2013	32.8
2012	14.4
2011	-1.7
2010	23.5
2009	26.2
2008	-31.2
2007	2.4

Upside/Downside Capture Ratios
Periods Ended 12/31/21 (%)

	UPSIDE	DOWNSIDE
10-Year	87	81
From 12/31/93 (Start of Fund’s First Full Quarter)	86	70

Portfolio Diagnostics

Fund Net Assets	$1,516 million
Number of Holdings	98
Turnover Rate	64%
Average Market Capitalization[1]	$3,115 million
Weighted Average P/E Ratio [2,3]	14.2x
Weighted Average P/B Ratio [2]	2.2x
Active Share [4]	96%
U.S. Investments (% of Net Assets)	85.0%
Non-U.S. Investments (% of Net Assets)	14.7%

[1]	Geometric Average. This weighted calculation uses each portfolio holding’s market cap in a way designed to not skew the effect of very large or small holdings; instead, it aims to better identify the portfolio’s center, which Royce believes offers a more accurate measure of average market cap than a simple mean or median.

[2]	Harmonic Average. This weighted calculation evaluates a portfolio as if it were a single stock and measures it overall. It compares the total market value of the portfolio to the portfolio’s share in the earnings or book value, as the case may be, of its underlying stocks.
[3]	The Fund’s P/E ratio calculation excludes companies with zero or negative earnings (9% of portfolio holdings as of 12/31/21).

[4]	Active Share is the sum of the absolute values of the different weightings of each holding in the Fund versus each holding in the benchmark, divided by two.

Important Performance and Expense Information

All performance information in this Report reflects past performance, is presented on a total return basis, reflects the reinvestment of distributions, and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, so that shares may be worth more or less than their original cost when redeemed. Shares redeemed within 30 days of purchase may be subject to a 1% redemption fee payable to the Fund, which is not reflected in the performance shown above; if it were, performance would be lower. Current month-end performance may be higher or lower than performance quoted and may be obtained at www.royceinvest.com. All performance and risk information reflects results of the Investment Class (its oldest class). Certain immaterial adjustments were made to the net assets of Royce Total Return Fund at 6/30/17 for financial reporting purposes, and as a result the net asset values for shareholder transactions on that date and the calendar year Total Returns (%) based on those net asset values differ from the adjusted net asset values and calendar year total returns reported in the Financial Highlights. Operating expenses reflect the Fund’s total annual operating expenses for the Investment Class as of the Fund’s most current prospectus and include management fees, other expenses, and acquired fund fees and expenses. Acquired fund fees and expenses reflect the estimated amount of the fees and expenses incurred indirectly by the Fund through its investments in mutual funds, hedge funds, private equity funds, and other investment companies. Regarding the “Top Contributors” and “Top Detractors” tables shown above, the sum of all contributors to, and all detractors from, performance for all securities in the portfolio would approximate the Fund’s year-to-date performance for 2021. The Sharpe Ratio is calculated for a specified period by dividing a fund’s annualized excess returns by its annualized standard deviation. The higher the Sharpe ratio, the better the fund’s historical risk-adjusted performance. Upside Capture Ratio measures a manager’s performance in up markets relative to the Fund’s benchmark (Russell 2000 Value). It is calculated by measuring the Fund’s performance in quarters when the benchmark went up and dividing it by the benchmark’s return in those quarters. Downside Capture Ratio measures a manager’s performance in down markets relative to the Fund’s benchmark. It is calculated by measuring the Fund’s performance in quarters when the benchmark goes down and dividing it by the benchmark’s return in those quarters.

The Royce Funds 2021 Annual Report to Shareholders | 29

Schedules of Investments

Royce Dividend Value Fund

Common Stocks – 96.5%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 5.9%
AUTO COMPONENTS - 0.9%
Nokian Renkaat	18,000	$682,417
HOUSEHOLD DURABLES - 0.8%
PulteGroup	10,900	623,044
SPECIALTY RETAIL - 4.2%
American Eagle Outfitters	24,345	616,415
Rent-A-Center	36,466	1,751,827
USS	56,000	874,346
		3,242,588
Total (Cost $2,370,193)		4,548,049

ENERGY – 1.4%
ENERGY EQUIPMENT & SERVICES - 0.4%
TGS	32,400	311,177
OIL, GAS & CONSUMABLE FUELS - 1.0%
Gaztransport Et Technigaz	7,800	730,404
Total (Cost $1,196,477)		1,041,581

FINANCIALS – 29.9%
BANKS - 5.7%
Bank of Georgia Group	39,500	891,800
BOK Financial	15,414	1,626,023
Triumph Bancorp [1]	15,000	1,786,200
		4,304,023
CAPITAL MARKETS - 24.2%
Ashmore Group	244,300	962,256
B3-Brasil, Bolsa, Balcao	336,600	673,200
Bolsa Mexicana de Valores	444,000	839,405
Carlyle Group	71,520	3,926,448
Coronation Fund Managers	153,700	506,771
Evercore Cl. A	13,500	1,833,975
Jupiter Fund Management	225,700	783,293
KKR & Co.	16,338	1,217,181
Moelis & Company Cl. A	19,359	1,210,131
SEI Investments	37,900	2,309,626
Sprott	58,860	2,656,017
State Street	16,800	1,562,400
		18,480,703
Total (Cost $11,238,290)		22,784,726

HEALTH CARE – 3.4%
HEALTH CARE PROVIDERS & SERVICES - 0.7%
Ensign Group (The)	5,951	499,646
PHARMACEUTICALS - 2.7%
Recordati Industria Chimica e Farmaceutica	24,210	1,557,314
Santen Pharmaceutical	41,600	508,834
		2,066,148
Total (Cost $626,525)		2,565,794

INDUSTRIALS – 37.8%
AEROSPACE & DEFENSE - 3.9%
HEICO Corporation Cl. A	23,259	2,989,247
BUILDING PRODUCTS - 0.9%
Geberit	800	654,258
COMMERCIAL SERVICES & SUPPLIES - 0.4%
Healthcare Services Group	15,700	279,303
CONSTRUCTION & ENGINEERING - 1.2%
Comfort Systems USA	8,959	886,403
ELECTRICAL EQUIPMENT - 3.1%
Hubbell Incorporated	11,462	2,387,191
MACHINERY - 11.8%
Graco	25,224	2,033,559
Lincoln Electric Holdings	10,022	1,397,768
Lindsay Corporation	17,400	2,644,800
Spirax-Sarco Engineering	13,478	2,928,025
		9,004,152
MARINE - 2.4%
Clarkson	35,040	1,840,222
PROFESSIONAL SERVICES - 9.4%
KBR	80,690	3,842,458
Korn Ferry	10,023	759,041
ManpowerGroup	19,300	1,878,469
Robert Half International	5,994	668,451
		7,148,419
ROAD & RAIL - 0.5%
Werner Enterprises	8,643	411,925
TRADING COMPANIES & DISTRIBUTORS - 4.2%
Applied Industrial Technologies	31,294	3,213,894
Total (Cost $8,381,404)		28,815,014

INFORMATION TECHNOLOGY – 1.8%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.2%
Vishay Intertechnology	42,497	929,409
SOFTWARE - 0.6%
SimCorp	4,200	459,605
Total (Cost $680,418)		1,389,014

MATERIALS – 16.3%
CHEMICALS - 2.7%
Quaker Chemical	9,137	2,108,637
CONTAINERS & PACKAGING - 3.3%
AptarGroup	20,396	2,498,102
METALS & MINING - 10.3%
Franco-Nevada	18,335	2,535,547
Reliance Steel & Aluminum	10,288	1,668,919
Royal Gold	11,600	1,220,436
Worthington Industries	44,460	2,430,184
		7,855,086
Total (Cost $3,760,557)		12,461,825

TOTAL COMMON STOCKS
(Cost $28,253,864)		73,606,003

REPURCHASE AGREEMENT– 3.5%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$2,690,108 (collateralized by obligations of various U.S. Government Agencies, 2.50%

due 1/15/29, valued at $2,744,007)

(Cost $2,690,108)		2,690,108

TOTAL INVESTMENTS – 100.0%
(Cost $30,943,972)		76,296,111

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%		3,750

NET ASSETS – 100.0%		$76,299,861

30 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Royce Global Financial Services Fund Common Stocks – 91.6%

	SHARES	VALUE

BANKS - 16.4%
BOK Financial	10,450	$1,102,370
†Cadence Bank	11,120	331,265
Capital City Bank Group	16,988	448,483
First Citizens BancShares Cl. A	1,828	1,516,948
First Republic Bank	2,599	536,719
Popular	20,063	1,645,969
TriState Capital Holdings [1]	11,600	351,016
Umpqua Holdings	17,400	334,776
Total (Cost $2,745,625)		6,267,546

CAPITAL MARKETS - 48.9%
Ares Management Cl. A	14,986	1,217,912
B3-Brasil, Bolsa, Balcao	183,000	366,000
Canaccord Genuity Group	113,715	1,355,644
Carlyle Group	22,300	1,224,270
Charles Schwab	14,671	1,233,831
Coronation Fund Managers	61,200	201,785
CRISIL	14,000	544,288
Egyptian Financial Group-Hermes Holding Company [1]	184,791	174,205
Hellenic Exchanges - Athens Stock Exchange	50,000	211,192
Insignia Financial	55,000	144,855
Intermediate Capital Group	39,111	1,161,475
JSE	51,000	358,456
Jupiter Fund Management	106,900	370,997
KKR & Co.	19,120	1,424,440
MarketAxess Holdings	1,581	650,218
†MarketWise Cl. A [1]	88,300	665,782
NZX	580,000	719,008
RF Capital Group [1]	108,000	162,220
Rothschild & Co	13,900	638,544
SEI Investments	7,950	484,473
Silvercrest Asset Management Group Cl. A	27,612	474,098
Sprott	40,500	1,827,535
StoneX Group [1]	9,846	603,067
Tel Aviv Stock Exchange	273,000	1,474,347
U.S. Global Investors Cl. A	165,500	728,200
Warsaw Stock Exchange	9,500	97,661
Westaim Corporation (The) [1]	105,000	207,518
Total (Cost $8,998,068)		18,722,021

CLOSED-END FUNDS - 0.9%
Eagle Point Income	19,341	329,377
Total (Cost $384,692)		329,377

DIVERSIFIED FINANCIAL SERVICES - 1.9%
Banco Latinoamericano de Comercio
Exterior Cl. E	25,700	426,620
ECN Capital	75,000	316,613
Total (Cost $557,932)		743,233

INSURANCE - 4.7%
Axis Capital Holdings	11,554	629,347
E-L Financial	1,638	1,175,457
Total (Cost $1,367,523)		1,804,804

IT SERVICES - 1.7%
PayPal Holdings [1]	3,466	653,618
Total (Cost $122,211)		653,618

METALS & MINING - 3.4%
Franco-Nevada	9,523	1,316,936
Total (Cost $430,881)		1,316,936

PROFESSIONAL SERVICES - 0.5%
Quess Corp	17,756	203,296
Total (Cost $153,190)		203,296

REAL ESTATE MANAGEMENT & DEVELOPMENT - 9.0%
Altus Group	23,760	1,333,054
FirstService Corporation	8,379	1,646,222
FRP Holdings [1]	7,957	459,915
Total (Cost $1,125,800)		3,439,191

SOFTWARE - 3.0%
Benefitfocus [1]	10,600	112,996
Bottomline Technologies [1]	9,800	553,406
Envestnet [1]	6,000	476,040
Total (Cost $836,700)		1,142,442

THRIFTS & MORTGAGE FINANCE - 1.2%
Provident Bancorp	25,000	465,000
Total (Cost $313,394)		465,000

TOTAL COMMON STOCKS
(Cost $17,036,016)		35,087,464

REPURCHASE AGREEMENT– 8.5%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$3,236,285 (collateralized by obligations of various U.S. Government Agencies, 0.25%

due 7/15/29, valued at $3,301,108)

(Cost $3,236,285)		3,236,285

TOTAL INVESTMENTS – 100.1%
(Cost $20,272,301)		38,323,749

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(40,509)

NET ASSETS – 100.0%		$38,283,240

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 31

Schedules of Investments

Royce International Premier Fund Common Stocks – 93.1%

	SHARES	VALUE
AUSTRALIA – 10.1%
Bravura Solutions [2]	15,808,630	$28,408,875
Cochlear	78,400	12,327,467
Hansen Technologies	8,027,746	31,247,138
IPH	6,495,520	41,492,660
Technology One	1,461,800	13,623,852
Total (Cost $104,000,570)		127,099,992

BRAZIL – 2.3%
Odontoprev	7,991,400	18,077,494
TOTVS	2,095,000	10,772,136
Total (Cost $33,401,388)		28,849,630

CANADA – 4.8%
Altus Group	311,400	17,471,092
†Enghouse Systems	539,300	20,647,693
LifeWorks	1,062,800	21,450,084
Total (Cost $51,141,089)		59,568,869

DENMARK – 2.7%
Chr. Hansen Holding	245,700	19,386,529
SimCorp	130,000	14,225,856
Total (Cost $31,307,485)		33,612,385

GERMANY – 4.7%
Amadeus Fire	62,798	13,012,181
New Work	103,900	25,728,099
Norma Group	513,200	19,795,339
Total (Cost $54,544,749)		58,535,619

ICELAND – 2.6%
Marel	2,828,670	19,069,440
Ossur [1]	2,136,966	13,838,483
Total (Cost $26,153,043)		32,907,923

INDIA – 1.3%
AIA Engineering	626,411	15,833,098
Total (Cost $14,983,177)		15,833,098

ITALY – 4.9%
Carel Industries	581,094	17,597,903
DiaSorin	93,463	17,817,951
GVS	2,201,212	26,439,133
Total (Cost $54,422,246)		61,854,987

JAPAN – 18.2%
As One	294,400	19,732,452
†BML	659,500	20,496,501
Daifuku	118,100	9,650,874
Fukui Computer Holdings	694,800	20,838,564
Medikit	160,000	3,966,965
Meitec Corporation	593,200	34,912,318
NSD	1,143,300	20,772,816
OBIC Business Consultants	654,400	27,591,411
TechnoPro Holdings	465,600	14,126,263
TKC Corporation	1,209,300	36,322,103
USS	1,249,500	19,508,841
Total (Cost $204,287,260)		227,919,108

NETHERLANDS – 1.6%
IMCD	89,300	19,794,763
Total (Cost $5,982,710)		19,794,763

NEW ZEALAND – 1.1%
Fisher & Paykel Healthcare	605,000	13,574,583
Total (Cost $4,868,369)		13,574,583

POLAND – 1.3%
†Asseco Poland	744,700	15,978,386
Total (Cost $17,550,956)		15,978,386

SINGAPORE – 1.5%
XP Power	267,484	18,464,701
Total (Cost $7,103,838)		18,464,701

SOUTH KOREA – 3.2%
†Douzone Bizon	249,100	15,296,993
†NICE Information Service	1,658,400	25,111,419
Total (Cost $51,468,945)		40,408,412

SWEDEN – 8.9%
Alimak Group	1,725,300	21,842,624
Bravida Holding	1,165,928	16,386,629
Hexpol	1,242,600	16,680,395
Karnov Group	3,057,013	22,666,593
Lagercrantz Group	503,300	7,413,429
Loomis	1,010,200	26,909,004
Total (Cost $88,838,184)		111,898,674

SWITZERLAND – 7.1%
dormakaba Holding	26,600	17,617,537
Kardex Holding	66,200	21,795,435
LEM Holding	5,600	15,610,185
Partners Group Holding	10,400	17,262,950
VZ Holding	155,385	16,677,626
Total (Cost $43,643,586)		88,963,733

UNITED KINGDOM – 16.8%
Ashmore Group	4,434,550	17,466,940
Croda International	162,600	22,272,827
Diploma	234,698	10,718,370
†DiscoverlE Group	1,467,200	20,375,626
FDM Group Holdings	828,438	14,263,346
†Learning Technologies Group	9,478,000	22,809,867
Marlowe [1]	1,492,287	20,602,827
Restore	3,919,839	25,997,920
Spirax-Sarco Engineering	119,700	26,004,199
Victrex	918,345	30,379,551
Total (Cost $141,969,505)		210,891,473

TOTAL COMMON STOCKS
(Cost $935,667,100)		1,166,156,336

PREFERRED STOCK – 2.2%
GERMANY – 2.2%
FUCHS PETROLUB	616,800	28,032,884
(Cost $27,816,511)	616,800	28,032,884

32 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Royce International Premier Fund (continued)

VALUE

REPURCHASE AGREEMENT– 4.6%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$58,034,150 (collateralized by obligations of various U.S. Government Agencies, 2.50%

due 1/15/29, valued at $59,194,920)

(Cost $58,034,150)	$58,034,150

TOTAL INVESTMENTS – 99.9%
(Cost $1,021,517,761)	1,252,223,370

CASH AND OTHER ASSETS LESS LIABILITIES – 0.1%	718,485

NET ASSETS – 100.0%	$1,252,941,855

Royce Micro-Cap Fund Common Stocks – 96.6%

	SHARES	VALUE
COMMUNICATION SERVICES – 4.5%
ENTERTAINMENT - 2.1%
Chicken Soup For The Soul Entertainment Cl. A [1]	192,332	$2,661,875
Gaia Cl. A [1]	321,800	2,757,826
IMAX Corporation [1]	172,900	3,084,536
†Motorsport Games Cl. A [1]	111,391	378,729
		8,882,966
INTERACTIVE MEDIA & SERVICES - 1.2%
†Enthusiast Gaming Holdings [1]	583,000	1,714,502
QuinStreet [1]	185,846	3,380,539
		5,095,041
MEDIA - 1.2%
Magnite [1,3]	63,000	1,102,500
†Thryv Holdings [1]	97,704	4,018,566
		5,121,066
Total (Cost $18,310,863)		19,099,073

CONSUMER DISCRETIONARY – 12.0%
AUTO COMPONENTS - 1.6%
Modine Manufacturing [1]	277,500	2,799,975
Stoneridge [1]	152,600	3,012,324
Unique Fabricating [1]	373,951	732,944
		6,545,243
HOTELS, RESTAURANTS & LEISURE - 2.0%
Century Casinos [1]	346,100	4,215,498
Lindblad Expeditions Holdings [1,3]	206,700	3,224,520
†Lottery.com [1,3]	161,400	1,028,118
		8,468,136
HOUSEHOLD DURABLES - 1.1%
Legacy Housing [1]	165,900	4,391,373
LEISURE PRODUCTS - 0.9%
MasterCraft Boat Holdings [1]	137,900	3,906,707
SPECIALTY RETAIL - 5.1%
†Barnes & Noble Education [1]	297,800	2,028,018
Chico’s FAS [1]	487,500	2,622,750
Citi Trends [1]	51,724	4,900,849
OneWater Marine Cl. A	73,200	4,463,004
Shoe Carnival	110,622	4,323,108
Zumiez [1]	66,400	3,186,536
		21,524,265
TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Fossil Group [1]	211,900	2,180,451
Vera Bradley [1]	404,600	3,443,146
		5,623,597
Total (Cost $34,551,676)		50,459,321

ENERGY – 2.6%
ENERGY EQUIPMENT & SERVICES - 2.6%
Aspen Aerogels [1]	72,200	3,594,838
Natural Gas Services Group [1]	327,713	3,431,155
Newpark Resources [1]	921,100	2,708,034
Profire Energy [1]	1,389,432	1,472,798
Total (Cost $8,982,971)		11,206,825

FINANCIALS – 12.6%
BANKS - 5.3%
Allegiance Bancshares	76,600	3,233,286
BayCom Corporation [1,3]	171,842	3,223,756
Caribbean Investment Holdings [1,4]	1,858,138	666,497
HarborOne Bancorp	267,953	3,976,422
HBT Financial	199,600	3,738,508

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 33

Schedules of Investments

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
BANKS (continued)
HomeTrust Bancshares	137,700	$4,265,946
Investar Holding Corporation	180,900	3,330,369
Midway Investments [1,4]	1,858,170	0
		22,434,784
CAPITAL MARKETS - 4.8%
B. Riley Financial	54,900	4,878,414
Canaccord Genuity Group	386,100	4,602,860
Silvercrest Asset Management Group Cl. A	204,000	3,502,680
Sprott	98,380	4,439,330
StoneX Group [1]	48,700	2,982,875
		20,406,159
DIVERSIFIED FINANCIAL SERVICES - 0.0%
Waterloo Investment Holdings [1,4]	2,760,000	0
THRIFTS & MORTGAGE FINANCE - 2.5%
PCSB Financial	174,400	3,320,576
Territorial Bancorp	122,408	3,090,802
Western New England Bancorp	442,000	3,871,920
		10,283,298
Total (Cost $40,047,620)		53,124,241

HEALTH CARE – 12.2%
BIOTECHNOLOGY - 2.1%
CareDx [1]	32,200	1,464,456
Dynavax Technologies [1]	198,000	2,785,860
MeiraGTx Holdings [1]	198,900	4,721,886
		8,972,202
HEALTH CARE EQUIPMENT & SUPPLIES - 6.6%
Apyx Medical [1]	298,027	3,820,706
AtriCure [1]	42,800	2,975,884
†Bioventus Cl. A [1]	298,364	4,323,294
Chembio Diagnostics [1]	120,753	137,659
CryoLife [1]	143,355	2,917,274
Cutera [1]	88,800	3,669,216
†IntriCon Corporation [1]	63,086	1,020,101
OrthoPediatrics Corp. [1]	57,400	3,435,964
Profound Medical [1]	206,700	2,330,165
Surmodics [1]	63,822	3,073,029
		27,703,292
HEALTH CARE PROVIDERS & SERVICES - 0.6%
Sharps Compliance [1]	365,000	2,602,450
LIFE SCIENCES TOOLS & SERVICES - 2.9%
Harvard Bioscience [1]	633,052	4,463,017
†Inotiv [1,3]	91,600	3,853,612
NeoGenomics [1]	43,900	1,497,868
Quanterix Corporation [1]	54,300	2,302,320
		12,116,817
Total (Cost $27,856,834)		51,394,761

INDUSTRIALS – 23.4%
AEROSPACE & DEFENSE - 1.9%
Astronics Corporation [1]	237,400	2,848,800
†Cadre Holdings	152,800	3,884,176
CPI Aerostructures [1]	468,290	1,278,432
		8,011,408
BUILDING PRODUCTS - 0.8%
Quanex Building Products	136,400	3,379,992
COMMERCIAL SERVICES & SUPPLIES - 2.3%
Acme United	72,400	2,439,880
Heritage-Crystal Clean [1]	124,474	3,985,657
COMMERCIAL SERVICES & SUPPLIES (continued)
†VSE Corporation	52,200	3,181,068
		9,606,605
CONSTRUCTION & ENGINEERING - 4.7%
Ameresco Cl. A [1]	28,400	2,312,896
†Concrete Pumping Holdings [1]	243,200	1,994,240
Construction Partners Cl. A [1]	128,700	3,785,067
IES Holdings [1]	54,800	2,775,072
Northwest Pipe [1]	144,600	4,598,280
NV5 Global [1]	30,800	4,254,096
		19,719,651
ELECTRICAL EQUIPMENT - 0.6%
American Superconductor [1]	216,400	2,354,432
Power Solutions International [1,5]	99,900	259,740
		2,614,172
MACHINERY - 5.7%
Alimak Group	196,200	2,483,929
CIRCOR International [1]	120,400	3,272,472
Graham Corporation	234,903	2,922,194
Luxfer Holdings	165,700	3,199,667
Porvair	313,000	3,050,360
Shyft Group (The)	88,100	4,328,353
Wabash National	195,600	3,818,112
Westport Fuel Systems [1]	407,700	966,249
		24,041,336
MARINE - 1.0%
Clarkson	83,324	4,375,988
PROFESSIONAL SERVICES - 4.4%
CRA International	35,983	3,359,373
Forrester Research [1]	59,900	3,517,927
Heidrick & Struggles International	86,440	3,780,021
Kforce	55,932	4,207,205
Resources Connection	200,252	3,572,496
		18,437,022
TRADING COMPANIES & DISTRIBUTORS - 2.0%
Lawson Products [1]	71,265	3,901,758
Transcat [1]	48,474	4,480,452
		8,382,210
Total (Cost $59,828,912)		98,568,384

INFORMATION TECHNOLOGY – 25.4%
COMMUNICATIONS EQUIPMENT - 3.8%
†Comtech Telecommunications	100,402	2,378,523
Digi International [1]	192,300	4,724,811
EMCORE Corporation [1]	420,000	2,931,600
†Genasys [1]	555,301	2,210,098
Harmonic [1]	306,600	3,605,616
		15,850,648
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 5.0%
†Arlo Technologies [1]	88,000	923,120
FARO Technologies [1]	41,300	2,891,826
LightPath Technologies Cl. A [1]	819,884	2,000,517
Luna Innovations [1]	444,700	3,753,268
nLIGHT [1]	86,600	2,074,070
PAR Technology [1]	55,000	2,902,350
PowerFleet [1]	535,319	2,537,412
†VIA optronics ADR [1]	50,200	368,970
Vishay Precision Group [1]	97,100	3,604,352
		21,055,885

34 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Royce Micro-Cap Fund (continued)

	SHARES	VALUE

INFORMATION TECHNOLOGY (continued)
IT SERVICES - 1.4%
Cass Information Systems	67,416	$2,650,797
Computer Task Group [1]	318,979	3,180,221
		5,831,018
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 13.2%
Aehr Test Systems [1,3]	176,959	4,278,869
Amtech Systems [1]	105,400	1,041,352
Axcelis Technologies [1]	65,200	4,861,312
AXT [1]	462,100	4,071,101
Camtek [1]	100,500	4,627,020
Cohu [1]	96,100	3,660,449
CyberOptics Corporation [1]	98,537	4,581,970
FormFactor [1]	70,400	3,218,688
Ichor Holdings [1]	76,700	3,530,501
Nova [1]	30,900	4,526,850
NVE Corporation	44,216	3,019,953
PDF Solutions [1]	146,900	4,669,951
Photronics [1]	269,600	5,081,960
Ultra Clean Holdings [1]	82,700	4,743,672
		55,913,648
SOFTWARE - 1.3%
Agilysys [1]	73,821	3,282,082
†GTY Technology Holdings [1]	344,803	2,310,180
		5,592,262
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.7%
AstroNova [1]	228,700	3,087,450
Total (Cost $56,230,761)		107,330,911

MATERIALS – 3.5%
METALS & MINING - 3.5%
Altius Minerals	165,400	2,276,465
Ferroglobe [1]	94,100	584,361
Ferroglobe (Warranty Insurance Trust) [1,4]	205,763	0
Haynes International	116,130	4,683,523
Major Drilling Group International [1]	694,700	4,536,323
Universal Stainless & Alloy Products [1]	343,900	2,713,371
Total (Cost $12,728,910)		14,794,043

REAL ESTATE – 0.4%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
FRP Holdings [1]	29,575	1,709,435
Total (Cost $534,936)		1,709,435

TOTAL COMMON STOCKS
(Cost $259,073,483)		407,686,994

REPURCHASE AGREEMENT – 3.6%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$15,244,270 (collateralized by obligations of various U.S. Government Agencies, 0.25%

due 7/15/29, valued at $15,549,164)

(Cost $15,244,270)		15,244,270

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.2%
Money Market Funds
Federated Government Obligations Fund - Institutional Shares (7 day yield-0.03%)
(Cost $827,269)	827,269	827,269

TOTAL INVESTMENTS – 100.4%
(Cost $275,145,022)		$423,758,533

LIABILITIES LESS CASH AND OTHER ASSETS – (0.4)%		(1,860,493)

NET ASSETS – 100.0%		$421,898,040

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 35

Schedules of Investments

Royce Opportunity Fund

Common Stocks – 97.4%

	SHARES	VALUE

COMMUNICATION SERVICES – 3.0%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.3%
Ooma [1]	275,278	$5,626,682
ENTERTAINMENT - 0.4%
†Marcus Corporation (The) [1]	384,100	6,860,026
INTERACTIVE MEDIA & SERVICES - 1.0%
Cars.com [1]	259,800	4,180,182
DHI Group [1]	547,428	3,415,951
QuinStreet [1]	593,200	10,790,308
		18,386,441
MEDIA - 1.3%
comScore [1]	1,802,062	6,018,887
Entravision Communications Cl. A	919,100	6,231,498
†Thryv Holdings [1]	279,038	11,476,833
		23,727,218
Total (Cost $45,774,560)		54,600,367

CONSUMER DISCRETIONARY – 15.8%
AUTO COMPONENTS - 2.4%
Dana	505,453	11,534,437
†Garrett Motion [1]	718,985	5,773,449
Horizon Global [1]	1,057,812	8,441,340
Modine Manufacturing [1]	922,663	9,309,670
Stoneridge [1]	456,277	9,006,908
		44,065,804
DIVERSIFIED CONSUMER SERVICES - 1.2%
†American Public Education [1]	454,300	10,108,175
Houghton Mifflin Harcourt [1,3]	502,546	8,090,990
Regis Corporation [1]	657,827	1,144,619
†Zovio [1,3]	1,548,288	1,966,326
		21,310,110
HOTELS, RESTAURANTS & LEISURE - 1.0%
Carrols Restaurant Group	619,592	1,833,992
Century Casinos [1]	267,094	3,253,205
†Krispy Kreme	254,900	4,822,708
Noodles & Company Cl. A [1]	383,754	3,480,649
Ruth’s Hospitality Group [1]	263,610	5,245,839
		18,636,393
HOUSEHOLD DURABLES - 3.3%
Beazer Homes USA [1]	295,506	6,861,649
Cavco Industries [1]	11,100	3,525,915
Century Communities	93,500	7,647,365
Dixie Group (The) [1]	577,956	3,311,688
†GoPro Cl. A [1,3]	513,400	5,293,154
LGI Homes [1,3]	34,770	5,371,270
Skyline Champion [1]	100,200	7,913,796
Taylor Morrison Home [1]	158,854	5,553,536
Toll Brothers	105,086	7,607,176
Tri Pointe Homes [1]	235,606	6,571,051
		59,656,600
INTERNET & DIRECT MARKETING RETAIL - 0.7%
iMedia Brands [1]	473,514	2,841,084
†Overstock.com [1]	163,800	9,665,838
		12,506,922
MULTILINE RETAIL - 0.5%
Dillard’s Cl. A	16,633	4,075,418
†Nordstrom [1]	203,400	4,600,908
		8,676,326
SPECIALTY RETAIL - 4.6%
†Barnes & Noble Education [1]	814,532	5,546,963
Caleres	214,300	4,860,324
Chico’s FAS [1]	1,209,892	6,509,219
Conn’s [1]	465,104	10,939,246
Designer Brands Cl. A [1]	591,779	8,409,179
†Express [1]	822,200	2,532,376
Guess?	305,694	7,238,834
†J.Jill [1]	345,443	6,625,597
†JOANN	493,805	5,125,696
Kirkland’s [1]	349,300	5,215,049
LL Flooring Holdings [1]	496,900	8,482,083
Sonic Automotive Cl. A	63,100	3,120,295
†Victoria’s Secret & Co. [1]	150,929	8,382,597
		82,987,458
TEXTILES, APPAREL & LUXURY GOODS - 2.1%
Fossil Group [1,3]	758,000	7,799,820
†Rocky Brands	100,500	3,999,900
Skechers U.S.A. Cl. A [1]	235,122	10,204,295
Unifi [1]	449,300	10,401,295
†Vera Bradley [1]	596,602	5,077,083
		37,482,393
Total (Cost $247,580,384)		285,322,006

CONSUMER STAPLES – 1.1%
FOOD PRODUCTS - 0.4%
†Calavo Growers	146,441	6,209,098
HOUSEHOLD PRODUCTS - 0.7%
Central Garden & Pet Cl. A [1]	87,600	4,191,660
†Spectrum Brands Holdings	89,300	9,083,596
		13,275,256
Total (Cost $18,330,620)		19,484,354

ENERGY – 3.9%
ENERGY EQUIPMENT & SERVICES - 0.8%
Archrock	445,800	3,334,584
DMC Global [1]	86,000	3,406,460
Mammoth Energy Services [1]	802,295	1,460,177
Ranger Energy Services Cl. A [1]	268,256	2,754,989
U.S. Silica Holdings [1]	403,902	3,796,679
		14,752,889

OIL, GAS & CONSUMABLE FUELS - 3.1%
Ardmore Shipping [1]	1,146,193	3,874,132
Baytex Energy [1,5]	1,240,800	3,809,256
†Chesapeake Energy	129,100	8,329,532
Dorian LPG	624,392	7,923,535
Earthstone Energy Cl. A [1]	881,472	9,643,304
Matador Resources	229,983	8,490,972
Navigator Holdings [1]	594,484	5,273,073
Scorpio Tankers	386,500	4,951,065
Southwestern Energy [1]	658,081	3,066,657
		55,361,526
Total (Cost $58,200,938)		70,114,415

FINANCIALS – 5.9%
BANKS - 1.6%
First Foundation	280,600	6,975,716
Hilltop Holdings	343,208	12,060,329
Seacoast Banking Corporation of Florida	299,650	10,604,614
		29,640,659
CAPITAL MARKETS - 1.1%
B. Riley Financial	141,667	12,588,530

36 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Royce Opportunity Fund (continued)

	SHARES	VALUE

FINANCIALS (continued)
CAPITAL MARKETS (continued)
Houlihan Lokey Cl. A	13,989	$1,448,141
Moelis & Company Cl. A	103,526	6,471,410
		20,508,081
INSURANCE - 2.1%
Brighthouse Financial [1]	240,600	12,463,080
HCI Group	76,976	6,430,575
Old Republic International	467,300	11,486,234
Stewart Information Services	83,852	6,685,520
		37,065,409
THRIFTS & MORTGAGE FINANCE - 1.1%
Axos Financial [1]	160,300	8,962,373
Walker & Dunlop	68,988	10,408,909
		19,371,282
Total (Cost $63,019,167)		106,585,431

HEALTH CARE – 5.9%
BIOTECHNOLOGY - 0.3%
Emergent BioSolutions [1]	112,226	4,878,464
HEALTH CARE EQUIPMENT & SUPPLIES - 2.2%
Accuray [1]	1,236,008	5,895,758
†Bioventus Cl. A [1]	470,315	6,814,864
IntriCon Corporation [1,2]	486,447	7,865,848
Invacare Corporation [1]	371,908	1,011,590
†Ortho Clinical Diagnostics Holdings [1]	288,900	6,179,571
Orthofix Medical [1]	113,996	3,544,136
Sientra [1,3]	231,616	850,031
Varex Imaging [1]	253,646	8,002,531
		40,164,329
HEALTH CARE PROVIDERS & SERVICES - 2.8%
†ATI Physical Therapy Cl. A [1,3]	445,500	1,510,245
Community Health Systems [1]	549,714	7,316,693
Cross Country Healthcare [1]	451,020	12,520,315
Option Care Health [1]	285,171	8,110,263
Owens & Minor	273,307	11,888,855
RadNet [1]	143,800	4,329,818
Select Medical Holdings	187,100	5,500,740
		51,176,929
PHARMACEUTICALS - 0.6%
†Organon & Co.	330,003	10,048,592
Total (Cost $69,290,649)		106,268,314

INDUSTRIALS – 29.3%
AEROSPACE & DEFENSE - 3.4%
AAR Corporation [1]	326,400	12,739,392
Astronics Corporation [1]	710,900	8,530,800
Ducommun [1]	221,286	10,349,546
Hexcel Corporation [1]	181,000	9,375,800
Spirit AeroSystems Holdings Cl. A	214,400	9,238,496
Triumph Group [1]	603,616	11,185,005
		61,419,039
AIR FREIGHT & LOGISTICS - 1.6%
Atlas Air Worldwide Holdings [1,3]	122,036	11,486,028
Hub Group Cl. A [1]	151,700	12,779,208
Radiant Logistics [1]	685,069	4,994,153
		29,259,389
AIRLINES - 1.2%
Alaska Air Group [1]	115,100	5,996,710
JetBlue Airways [1]	620,400	8,834,496
Mesa Air Group [1]	1,150,246	6,441,378
		21,272,584
BUILDING PRODUCTS - 3.1%
Apogee Enterprises	247,300	11,907,495
Gibraltar Industries [1]	63,600	4,240,848
Griffon Corporation	372,667	10,613,556
Insteel Industries	107,633	4,284,870
JELD-WEN Holding [1]	345,813	9,115,631
PGT Innovations [1]	187,943	4,226,838
Resideo Technologies [1,3]	403,216	10,495,712
		54,884,950
COMMERCIAL SERVICES & SUPPLIES - 3.5%
Heritage-Crystal Clean [1]	289,388	9,266,204
Interface	498,967	7,958,524
KAR Auction Services [1]	434,980	6,794,387
MillerKnoll	238,700	9,354,653
Pitney Bowes	1,359,494	9,013,445
Steelcase Cl. A	585,400	6,860,888
†VSE Corporation	221,932	13,524,536
		62,772,637
CONSTRUCTION & ENGINEERING - 3.4%
Arcosa	207,506	10,935,566
Comfort Systems USA	75,110	7,431,384
Concrete Pumping Holdings [1,3]	785,299	6,439,452
Construction Partners Cl. A [1]	183,159	5,386,706
†Limbach Holdings [1,2]	635,423	5,718,807
Matrix Service [1]	694,546	5,222,986
Northwest Pipe [1]	370,418	11,779,292
Orion Group Holdings [1]	556,653	2,098,582
Primoris Services	275,880	6,615,602
		61,628,377
ELECTRICAL EQUIPMENT - 0.9%
Babcock & Wilcox Enterprises [1]	1,193,395	10,764,423
LSI Industries	555,973	3,813,975
Power Solutions International [1,5]	343,740	893,724
		15,472,122
MACHINERY - 6.5%
Barnes Group	161,300	7,514,967
CIRCOR International [1]	374,103	10,168,119
Commercial Vehicle Group [1]	785,257	6,329,171
EnPro Industries	116,500	12,823,155
†Evercel [1,5]	203,243	386,162
Hurco Companies	77,351	2,297,325
Hyster-Yale Materials Handling Cl. A	93,366	3,837,343
†Luxfer Holdings	457,800	8,840,118
Manitex International [1]	786,453	5,001,841
Meritor [1]	349,208	8,653,374
NN [1]	1,226,665	5,029,326
Park-Ohio Holdings	188,893	3,998,865
Shyft Group (The)	238,038	11,694,807
Trinity Industries	348,224	10,516,365
Twin Disc [1]	327,853	3,593,269
Wabash National	671,000	13,097,920
Westport Fuel Systems [1]	1,542,333	3,655,329
		117,437,456
MARINE - 0.1%
Diana Shipping	649,710	2,527,372
PROFESSIONAL SERVICES - 1.7%
Heidrick & Struggles International	160,665	7,025,881

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 37

Schedules of Investments

Royce Opportunity Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES (continued)
Korn Ferry	129,645	$9,818,016
Mistras Group [1]	471,007	3,499,582
TrueBlue [1]	380,036	10,515,596
		30,859,075
ROAD & RAIL - 0.6%
†Daseke [1]	502,600	5,046,104
†U.S. Xpress Enterprises Cl. A [1]	923,328	5,419,935
		10,466,039
TRADING COMPANIES & DISTRIBUTORS - 3.3%
Air Lease Cl. A	281,738	12,461,272
†BlueLinx Holdings [1]	143,800	13,770,288
Herc Holdings	50,019	7,830,475
†Hudson Technologies [1]	395,818	1,757,432
Univar Solutions [1]	390,900	11,082,015
†WESCO International [1]	95,804	12,606,848
		59,508,330
Total (Cost $432,926,416)		527,507,370

INFORMATION TECHNOLOGY – 19.8%
COMMUNICATIONS EQUIPMENT - 5.2%
ADTRAN	550,100	12,558,783
Applied Optoelectronics [1,3]	782,700	4,023,078
Aviat Networks [1]	271,578	8,712,222
CalAmp Corporation [1]	1,036,900	7,320,514
†Cambium Networks [1]	125,900	3,226,817
Ceragon Networks [1,3]	1,131,416	2,919,053
Comtech Telecommunications	442,117	10,473,752
Digi International [1]	548,102	13,466,866
DZS [1]	645,529	10,470,480
Infinera Corporation [1,3]	749,546	7,188,146
PCTEL [1,2]	1,000,593	5,673,362
†Sierra Wireless [1,3]	430,691	7,588,776
		93,621,849
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 4.7%
Advanced Energy Industries	128,953	11,742,460
†Arlo Technologies [1]	204,600	2,146,254
Avnet	295,500	12,183,465
Benchmark Electronics	78,700	2,132,770
CTS Corporation	273,014	10,025,074
Fabrinet [1]	90,529	10,724,971
Frequency Electronics [1]	289,393	2,853,415
Identiv [1]	170,720	4,804,061
Knowles Corporation [1]	568,620	13,277,277
SigmaTron International [1]	67,400	696,242
VIA optronics ADR [1]	719,932	5,291,500
Vishay Intertechnology	402,409	8,800,685
		84,678,174
IT SERVICES - 0.3%
†Conduent [1]	899,800	4,804,932
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
Alpha & Omega Semiconductor [1]	143,513	8,691,147
Amkor Technology	472,440	11,711,788
Amtech Systems [1]	606,884	5,996,014
Cohu [1]	333,676	12,709,719
FormFactor [1]	243,513	11,133,414
Ichor Holdings [1]	239,994	11,046,924
Kulicke & Soffa Industries	152,165	9,212,069
Onto Innovation [1]	66,619	6,743,841
Ultra Clean Holdings [1]	222,527	12,764,149
Veeco Instruments [1,3]	439,887	12,523,583
		102,532,648
SOFTWARE - 2.9%
A10 Networks	565,126	9,369,789
Avaya Holdings [1]	528,454	10,463,389
Ebix	209,700	6,374,880
InterDigital	96,500	6,912,295
Kaleyra [1,3]	697,957	7,007,488
Marin Software [1]	452,830	1,680,000
†ON24 [1]	204,600	3,549,810
SecureWorks Corp. Cl. A [1]	475,762	7,597,919
		52,955,570
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.0%
Avid Technology [1]	330,485	10,763,897
†Immersion Corporation [1]	670,400	3,827,984
Intevac [1]	591,102	2,784,090
		17,375,971
Total (Cost $245,474,592)		355,969,144

MATERIALS – 9.6%
CHEMICALS - 3.2%
AdvanSix	242,112	11,439,792
American Vanguard	373,714	6,125,172
Huntsman Corporation	347,100	12,106,848
Intrepid Potash [1]	87,882	3,755,198
Livent Corporation [1,3]	230,300	5,614,714
LSB Industries [1]	623,962	6,894,780
Trecora Resources [1]	640,431	5,174,683
Tronox Holdings	247,700	5,952,231
		57,063,418
CONTAINERS & PACKAGING - 0.5%
TriMas Corporation	258,410	9,561,170
METALS & MINING - 5.3%
Allegheny Technologies [1]	676,214	10,772,089
Carpenter Technology	281,442	8,215,292
Century Aluminum [1]	501,610	8,306,662
Cleveland-Cliffs [1]	453,549	9,873,762
Coeur Mining [1]	714,832	3,602,753
Commercial Metals	362,200	13,144,238
Ferroglobe [1]	1,242,571	7,716,366
Haynes International	321,661	12,972,588
Major Drilling Group International [1]	970,900	6,339,882
Noranda Aluminum Holding Corporation [1,4]	488,157	49
†Olympic Steel	170,995	4,018,382
TimkenSteel Corporation [1]	657,700	10,852,050
		95,814,113
PAPER & FOREST PRODUCTS - 0.6%
Glatfelter Corporation	588,545	10,122,974
Total (Cost $118,022,665)		172,561,675

REAL ESTATE – 3.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.7%
Alexander & Baldwin	379,700	9,526,673
Armada Hoffler Properties	369,534	5,624,308
†Braemar Hotels & Resorts [1]	489,753	2,497,740
†Chatham Lodging Trust [1]	265,800	3,646,776
Diversified Healthcare Trust	294,000	908,460
†Macerich Company	645,100	11,147,328
Ryman Hospitality Properties [1]	50,271	4,622,921

38 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Royce Opportunity Fund (continued)

	SHARES	VALUE

REAL ESTATE (continued)
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) (continued)
Tanger Factory Outlet Centers	533,800	$10,291,664
		48,265,870
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.4%
Realogy Holdings [1]	409,320	6,880,669
Total (Cost $36,326,167)		55,146,539

TOTAL COMMON STOCKS
(Cost $1,334,946,158)		1,753,559,615

REPURCHASE AGREEMENT – 2.4%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$42,681,217 (collateralized by obligations of various U.S. Government Agencies, 2.50%

due 1/15/29, valued at $43,534,879)

(Cost $42,681,217)		42,681,217

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.2%
Money Market Funds
Federated Government Obligations Fund - Institutional Shares (7 day yield-0.03%)
(Cost $3,651,391)	3,651,391	3,651,391

TOTAL INVESTMENTS – 100.0%
(Cost $1,381,278,766)		1,799,892,223

LIABILITIES LESS CASH AND OTHER ASSETS – (0.0)%		(33,794)

NET ASSETS – 100.0%		$1,799,858,429

Royce Pennsylvania Mutual Fund

Common Stocks – 98.0%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.5%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.2%
Liberty Latin America Cl. C [1]	375,620	$4,282,068
ENTERTAINMENT - 0.3%
†Chicken Soup For The Soul Entertainment Cl. A [1]	33,785	467,584
IMAX Corporation [1]	240,219	4,285,507
World Wrestling Entertainment Cl. A	62,818	3,099,440
		7,852,531
INTERACTIVE MEDIA & SERVICES - 0.6%
QuinStreet [1]	78,343	1,425,059
Ziff Davis [1]	97,870	10,849,868
		12,274,927
MEDIA - 0.4%
Media General (Rights) [1,4]	102,272	0
New York Times Cl. A	165,886	8,012,294
		8,012,294
Total (Cost $34,894,432)		32,421,820

CONSUMER DISCRETIONARY – 11.2%
AUTO COMPONENTS - 2.1%
Dorman Products [1]	100,012	11,302,356
Gentex Corporation	277,656	9,676,312
LCI Industries	71,735	11,181,334
Patrick Industries	98,982	7,986,858
Standard Motor Products	44,068	2,308,722
Stoneridge [1]	103,047	2,034,148
		44,489,730
AUTOMOBILES - 0.4%
Winnebago Industries	113,253	8,484,915
DISTRIBUTORS - 0.2%
LKQ Corporation	89,921	5,397,958
DIVERSIFIED CONSUMER SERVICES - 0.1%
†H&R Block	46,877	1,104,422
Lincoln Educational Services [1]	15,200	113,544
		1,217,966
HOTELS, RESTAURANTS & LEISURE - 1.0%
Century Casinos [1]	498,941	6,077,101
†Hyatt Hotels Cl. A [1]	17,952	1,721,597
Scientific Games [1]	206,147	13,776,804
		21,575,502
HOUSEHOLD DURABLES - 1.3%
La-Z-Boy	138,442	5,026,829
Legacy Housing [1]	97,929	2,592,181
†M/I Homes [1]	50,623	3,147,738
PulteGroup	104,253	5,959,101
Skyline Champion [1]	118,264	9,340,491
TopBuild Corp. [1,3]	5,149	1,420,660
		27,487,000
INTERNET & DIRECT MARKETING RETAIL - 0.1%
1-800-FLOWERS.COM Cl. A [1]	82,537	1,928,890
LEISURE PRODUCTS - 1.0%
Brunswick Corporation	47,569	4,791,625
Malibu Boats Cl. A [1]	80,038	5,501,012
MasterCraft Boat Holdings [1]	430,275	12,189,691
		22,482,328
MULTILINE RETAIL - 0.2%
Franchise Group Cl. A	90,253	4,707,596
†Ollie’s Bargain Outlet Holdings [1,3]	9,793	501,304
		5,208,900
SPECIALTY RETAIL - 3.5%
Aaron’s Company (The)	203,027	5,004,616

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 39

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

CONSUMER DISCRETIONARY (continued)
SPECIALTY RETAIL (continued)
American Eagle Outfitters	197,569	$5,002,447
America’s Car-Mart [1]	69,019	7,067,546
Asbury Automotive Group [1]	88,072	15,212,677
Haverty Furniture	154,342	4,718,235
†Lazydays Holdings [1,3]	197,834	4,261,344
OneWater Marine Cl. A	139,461	8,502,937
Rent-A-Center	297,011	14,268,408
Shoe Carnival	276,028	10,787,174
		74,825,384
TEXTILES, APPAREL & LUXURY GOODS - 1.3%
Canada Goose Holdings [1,3]	205,977	7,633,508
†Levi Strauss & Co. Cl. A	132,393	3,313,797
Movado Group	100,401	4,199,774
Ralph Lauren Cl. A	67,404	8,011,639
Wolverine World Wide	174,347	5,022,937
		28,181,655
Total (Cost $153,603,827)		241,280,228

CONSUMER STAPLES – 1.1%
FOOD PRODUCTS - 0.4%
Nomad Foods [1]	150,865	3,830,462
Seneca Foods Cl. A [1]	92,085	4,415,476
		8,245,938
HOUSEHOLD PRODUCTS - 0.1%
Spectrum Brands Holdings	28,675	2,916,821
PERSONAL PRODUCTS - 0.6%
Inter Parfums	117,153	12,523,656
Total (Cost $8,851,986)		23,686,415

ENERGY – 1.7%
ENERGY EQUIPMENT & SERVICES - 1.3%
†Aspen Aerogels [1]	126,230	6,284,992
Computer Modelling Group	2,652,180	8,931,805
Pason Systems	1,494,958	13,638,338
		28,855,135
OIL, GAS & CONSUMABLE FUELS - 0.4%
†Antero Resources [1]	241,533	4,226,827
†PDC Energy	89,546	4,368,054
		8,594,881
Total (Cost $31,335,542)		37,450,016

FINANCIALS – 18.4%
BANKS - 6.4%
Bank of N.T. Butterfield & Son	60,065	2,289,077
BankUnited	134,636	5,696,449
BOK Financial	40,738	4,297,452
CIT Group	111,276	5,712,910
First Bancshares (The)	190,673	7,363,791
First Citizens BancShares Cl. A	33,979	28,197,134
First Hawaiian	399,637	10,922,079
German American Bancorp	45,950	1,791,131
Home BancShares	281,068	6,844,006
Independent Bank Group	119,969	8,655,763
National Bankshares	96,758	3,508,445
Origin Bancorp	104,548	4,487,200
Popular	189,632	15,557,409
Signature Bank	24,915	8,059,255
†Silvergate Capital Cl. A [1]	29,725	4,405,245
Texas Capital Bancshares [1]	36,555	2,202,439
Triumph Bancorp [1]	154,852	18,439,776
		138,429,561
CAPITAL MARKETS - 5.5%
Ares Management Cl. A	143,976	11,700,929
Artisan Partners Asset Management Cl. A	123,111	5,865,008
B. Riley Financial	33,002	2,932,558
Evercore Cl. A	42,456	5,767,648
GCM Grosvenor Cl. A	1,333,022	13,996,731
Houlihan Lokey Cl. A	92,118	9,536,055
Lazard Cl. A	99,648	4,347,642
†MarketWise Cl. A [1]	500,000	3,770,000
Moelis & Company Cl. A	54,597	3,412,858
Morningstar	51,838	17,728,078
†Newtek Business Services	114,067	3,151,671
SEI Investments	303,597	18,501,201
Silvercrest Asset Management Group Cl. A	170,681	2,930,593
Sprott	181,064	8,170,389
TMX Group	56,620	5,740,555
		117,551,916
CONSUMER FINANCE - 0.3%
PROG Holdings [1]	125,373	5,655,576
DIVERSIFIED FINANCIAL SERVICES - 0.2%
Compass Diversified Holdings	155,336	4,750,175
INSURANCE - 5.4%
Alleghany Corporation [1]	10,160	6,782,714
AMERISAFE	106,723	5,744,899
Assured Guaranty	124,544	6,252,109
Axis Capital Holdings	101,044	5,503,867
CNO Financial Group	249,087	5,938,234
E-L Financial	24,818	17,809,826
†Employers Holdings	109,724	4,540,379
†First American Financial	38,512	3,012,794
†International General Insurance Holdings	198,684	1,609,340
James River Group Holdings	479,229	13,806,587
Old Republic International	190,275	4,676,960
ProAssurance Corporation	311,380	7,877,914
RenaissanceRe Holdings	31,381	5,313,745
RLI Corp.	69,047	7,740,169
†Safety Insurance Group	63,654	5,412,500
Stewart Information Services	42,421	3,382,226
†Tiptree	30,247	418,316
†Trean Insurance Group [1]	419,642	3,739,010
White Mountains Insurance Group	5,236	5,308,780
		114,870,369
THRIFTS & MORTGAGE FINANCE - 0.6%
Axos Financial [1]	120,414	6,732,347
Southern Missouri Bancorp	8,715	454,662
Timberland Bancorp	107,601	2,980,548
TrustCo Bank Corp NY	90,463	3,013,322
		13,180,879
Total (Cost $276,921,097)		394,438,476

HEALTH CARE – 6.1%
BIOTECHNOLOGY - 0.6%
CareDx [1]	100,005	4,548,227
†Catalyst Pharmaceuticals [1]	605,347	4,098,199
†Ironwood Pharmaceuticals Cl. A [1]	163,300	1,904,078
†MeiraGTx Holdings [1]	95,578	2,269,022
		12,819,526

40 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

HEALTH CARE (continued)
HEALTH CARE EQUIPMENT & SUPPLIES - 3.5%
AtriCure [1]	24,482	$1,702,233
Atrion Corporation	8,442	5,950,766
†Bioventus Cl. A [1]	331,782	4,807,521
Cutera [1]	47,300	1,954,436
†FIGS Cl. A [1,3]	169,176	4,662,491
Haemonetics Corporation [1]	261,831	13,887,516
Meridian Bioscience [1]	505,743	10,317,157
Mesa Laboratories	74,233	24,355,105
Natus Medical [1]	101,650	2,412,154
OrthoPediatrics Corp. [1,3]	55,623	3,329,593
Profound Medical [1]	52,098	587,310
Surmodics [1]	42,305	2,036,986
		76,003,268
HEALTH CARE PROVIDERS & SERVICES - 0.7%
Encompass Health	105,038	6,854,780
Ensign Group (The)	20,690	1,737,132
Molina Healthcare [1]	18,439	5,865,077
Sharps Compliance [1]	145,130	1,034,777
		15,491,766
HEALTH CARE TECHNOLOGY - 0.3%
Simulations Plus	122,705	5,803,947
LIFE SCIENCES TOOLS & SERVICES - 0.6%
Bio-Techne	6,768	3,501,357
Harvard Bioscience [1]	243,940	1,719,777
†MaxCyte [1,3]	499,818	5,093,146
Quanterix Corporation [1]	30,848	1,307,955
		11,622,235
PHARMACEUTICALS - 0.4%
†BioDelivery Sciences International [1]	694,097	2,151,701
†Harmony Biosciences Holdings [1,3]	88,394	3,769,120
Supernus Pharmaceuticals [1,3]	85,268	2,486,415
		8,407,236
Total (Cost $107,097,676)		130,147,978

INDUSTRIALS – 26.9%
AEROSPACE & DEFENSE - 0.9%
HEICO Corporation	80,074	11,548,272
Vectrus [1]	186,490	8,535,648
		20,083,920
AIR FREIGHT & LOGISTICS - 1.4%
Forward Air	174,856	21,173,313
Hub Group Cl. A [1]	95,106	8,011,730
		29,185,043
AIRLINES - 0.5%
†Sun Country Airlines Holdings [1,3]	354,896	9,670,916
BUILDING PRODUCTS - 2.9%
Advanced Drainage Systems	36,852	5,016,663
†AZEK Company (The) Cl. A [1]	37,900	1,752,496
†Builders FirstSource [1]	221,228	18,961,452
Carlisle Companies	27,152	6,736,954
Gibraltar Industries [1]	85,446	5,697,539
Quanex Building Products	118,518	2,936,876
Simpson Manufacturing	50,494	7,022,201
UFP Industries	156,008	14,354,296
		62,478,477
COMMERCIAL SERVICES & SUPPLIES - 0.7%
†Deluxe Corporation	175,875	5,647,346
Healthcare Services Group	266,145	4,734,720
Heritage-Crystal Clean [1]	151,087	4,837,806
		15,219,872
CONSTRUCTION & ENGINEERING - 3.6%
Arcosa	371,767	19,592,121
Construction Partners Cl. A [1,3]	141,106	4,149,927
EMCOR Group	28,938	3,686,412
Great Lakes Dredge & Dock [1]	610,287	9,593,712
†Northwest Pipe [1]	102,274	3,252,313
†NV5 Global [1]	10,870	1,501,364
Primoris Services	207,707	4,980,814
Sterling Construction [1]	139,504	3,668,955
Valmont Industries	77,271	19,356,386
WillScot Mobile Mini Holdings Corp. [1]	195,025	7,964,821
		77,746,825
ELECTRICAL EQUIPMENT - 1.1%
†American Superconductor [1]	93,326	1,015,387
Encore Wire	49,532	7,088,029
GrafTech International	578,358	6,841,975
Preformed Line Products	141,776	9,172,907
		24,118,298
MACHINERY - 7.0%
CIRCOR International [1]	108,897	2,959,820
Colfax Corporation [1,3]	310,320	14,265,410
Crane Co.	33,876	3,446,205
ESCO Technologies	69,439	6,248,816
Graham Corporation	91,849	1,142,602
Helios Technologies	69,419	7,300,796
Hurco Companies	66,102	1,963,229
John Bean Technologies	100,057	15,364,753
Kadant	92,153	21,239,423
Lincoln Electric Holdings	123,611	17,240,026
Lindsay Corporation	67,056	10,192,512
Meritor [1]	326,161	8,082,270
Middleby Corporation (The) [1]	99,792	19,635,074
Miller Industries	312,074	10,423,272
Mueller Industries	23,408	1,389,499
RBC Bearings [1]	44,677	9,023,414
†Westport Fuel Systems [1]	165,989	393,394
		150,310,515
MARINE - 0.6%
Clarkson	136,052	7,145,143
Kirby Corporation [1]	95,774	5,690,891
		12,836,034
PROFESSIONAL SERVICES - 3.1%
Forrester Research [1]	271,918	15,969,744
Heidrick & Struggles International	227,412	9,944,727
KBR	513,108	24,434,203
Korn Ferry	85,772	6,495,513
LifeWorks	53,600	1,081,788
ManpowerGroup	25,997	2,530,288
Upwork [1]	194,341	6,638,689
		67,094,952
ROAD & RAIL - 2.0%
ArcBest	47,687	5,715,287
Landstar System	91,040	16,297,981
Saia [1]	25,131	8,469,901
Schneider National Cl. B	195,175	5,252,159
Universal Logistics Holdings	299,946	5,656,982

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 41

Schedules of Investments

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ROAD & RAIL (continued)
Werner Enterprises	27,347	$1,303,358
		42,695,668
TRADING COMPANIES & DISTRIBUTORS - 3.1%
Air Lease Cl. A	458,977	20,300,553
Applied Industrial Technologies	90,534	9,297,842
EVI Industries [1,3]	332,790	10,393,032
Lawson Products [1]	20,894	1,143,946
MSC Industrial Direct Cl. A	48,118	4,044,799
Richelieu Hardware	355,741	12,270,034
Transcat [1]	101,294	9,362,604
		66,812,810
Total (Cost $337,206,896)		578,253,330

INFORMATION TECHNOLOGY – 20.9%
COMMUNICATIONS EQUIPMENT - 0.7%
†Calix [1]	102,947	8,232,672
Digi International [1]	307,783	7,562,228
		15,794,900
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 6.3%
Belden	42,307	2,780,839
Cognex Corporation	89,061	6,925,383
ePlus [1]	65,376	3,522,459
Fabrinet [1]	99,315	11,765,848
FARO Technologies [1]	173,224	12,129,144
Flex [1]	10,000	183,300
Insight Enterprises [1]	48,203	5,138,440
IPG Photonics [1]	13,349	2,297,897
Jabil	71,959	5,062,316
Kimball Electronics [1]	399,698	8,697,428
Littelfuse	7,222	2,272,619
Luna Innovations [1]	766,388	6,468,315
National Instruments	17,921	782,610
nLIGHT [1,3]	163,961	3,926,866
PAR Technology [1]	231,475	12,214,936
†PowerFleet [1]	155,315	736,193
Rogers Corporation [1]	34,854	9,515,142
Sanmina Corporation [1]	147,123	6,099,720
TD SYNNEX	44,491	5,087,991
Vishay Intertechnology	483,754	10,579,700
Vishay Precision Group [1]	101,126	3,753,797
†Vontier Corporation	520,378	15,991,216
		135,932,159
IT SERVICES - 1.7%
Computer Services [5]	143,710	7,504,536
Repay Holdings Cl. A [1,3]	666,845	12,183,258
Shift4 Payments Cl. A [1,3]	223,666	12,956,972
Unisys Corporation [1]	122,411	2,517,994
		35,162,760
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 9.4%
†Amkor Technology	6,100	151,219
Axcelis Technologies [1]	75,892	5,658,508
Azenta	79,518	8,199,101
†BE Semiconductor Industries	21,200	1,810,697
†Camtek [1]	337,208	15,525,056
Cirrus Logic [1]	168,966	15,548,251
CMC Materials	61,826	11,851,426
Cohu [1]	398,838	15,191,739
†CyberOptics Corporation [1]	145,326	6,757,659
FormFactor [1]	427,962	19,566,423
†Ichor Holdings [1]	29,770	1,370,313
Kulicke & Soffa Industries	403,255	24,413,058
Lattice Semiconductor [1]	87,716	6,759,395
MKS Instruments	129,053	22,477,161
Nova [1,3]	78,767	11,539,366
NVE Corporation	51,278	3,502,287
Onto Innovation [1]	131,146	13,275,910
Photronics [1]	141,017	2,658,170
†SiTime Corporation [1]	33,785	9,883,464
Ultra Clean Holdings [1]	84,806	4,864,472
		201,003,675
SOFTWARE - 2.2%
ACI Worldwide [1]	167,494	5,812,042
Agilysys [1]	103,204	4,588,450
†CDK Global	96,599	4,032,042
ChannelAdvisor Corporation [1]	174,594	4,308,980
†Consensus Cloud Solutions [1]	25,600	1,481,472
Dolby Laboratories Cl. A	94,227	8,972,295
Fair Isaac [1]	4,505	1,953,683
†PagerDuty [1,3]	176,344	6,127,954
†Semrush Holdings Cl. A [1]	262,331	5,469,601
Teradata Corporation [1]	95,969	4,075,804
Upland Software [1]	63,327	1,136,086
		47,958,409
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
AstroNova [1]	81,672	1,102,572
Avid Technology [1]	338,187	11,014,750
		12,117,322
Total (Cost $284,826,251)		447,969,225

MATERIALS – 7.9%
CHEMICALS - 5.4%
Balchem Corporation	68,346	11,523,135
Element Solutions	1,060,109	25,739,446
Huntsman Corporation	204,377	7,128,670
Innospec	251,973	22,763,241
Minerals Technologies	207,499	15,178,552
Mosaic Company (The)	395,140	15,525,051
Quaker Chemical	74,419	17,174,417
		115,032,512
CONSTRUCTION MATERIALS - 0.4%
Eagle Materials	47,542	7,913,841
CONTAINERS & PACKAGING - 0.5%
Graphic Packaging Holding Company	269,322	5,251,779
†Intertape Polymer Group	121,637	2,530,919
Silgan Holdings	85,073	3,644,527
		11,427,225
METALS & MINING - 1.0%
Alamos Gold Cl. A	1,272,092	9,784,936
Haynes International	62,674	2,527,643
IAMGOLD Corporation [1]	701,472	2,195,607
Reliance Steel & Aluminum	48,802	7,916,661
		22,424,847
PAPER & FOREST PRODUCTS - 0.6%
Louisiana-Pacific	50,635	3,967,252
Stella-Jones	307,177	9,715,919
		13,683,171
Total (Cost $95,843,074)		170,481,596

42 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Royce Pennsylvania Mutual Fund (continued)

	SHARES	VALUE

REAL ESTATE – 2.3%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.3%
†Altus Group	44,800	$2,513,503
Colliers International Group	23,900	3,552,735
†Cushman & Wakefield [1]	99,222	2,206,697
FirstService Corporation	4,830	948,950
FRP Holdings [1]	163,864	9,471,339
Jones Lang LaSalle [1]	5,101	1,373,904
Kennedy-Wilson Holdings	702,036	16,764,620
Marcus & Millichap [1]	199,125	10,246,973
†RMR Group (The) Cl. A	41,424	1,436,584
Total (Cost $29,552,956)		48,515,305

TOTAL COMMON STOCKS
(Cost $1,360,133,737)		2,104,644,389

REPURCHASE AGREEMENT – 1.6%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$33,979,828 (collateralized by obligations of various U.S. Government Agencies, 1.75%

due 1/15/28, valued at $34,659,487)

(Cost $33,979,828)		33,979,828

COLLATERAL RECEIVED FOR SECURITIES LOANED – 0.5%
Money Market Funds
Federated Government Obligations Fund - Institutional Shares (7 day yield-0.03%)
(Cost $11,352,400)	11,352,400	11,352,400

TOTAL INVESTMENTS – 100.1%
(Cost $1,405,465,965)		2,149,976,617

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(1,156,524)

NET ASSETS – 100.0%		$2,148,820,093

Royce Premier Fund

Common Stocks – 96.4%

	SHARES	VALUE

CONSUMER DISCRETIONARY – 8.4%
AUTO COMPONENTS - 3.1%
Dorman Products [1]	315,744	$35,682,230
LCI Industries	119,738	18,663,562
		54,345,792
DISTRIBUTORS - 1.7%
Pool Corporation	50,355	28,500,930
LEISURE PRODUCTS - 1.3%
Brunswick Corporation	227,591	22,925,241
TEXTILES, APPAREL & LUXURY GOODS - 2.3%
Ralph Lauren Cl. A	330,940	39,335,528
Total (Cost $80,261,418)		145,107,491

CONSUMER STAPLES – 2.3%
PERSONAL PRODUCTS - 2.3%
Inter Parfums	378,903	40,504,731
Total (Cost $17,487,770)		40,504,731

FINANCIALS – 13.9%
CAPITAL MARKETS - 12.2%
Ares Management Cl. A	312,693	25,412,560
Ashmore Group	5,917,301	23,307,245
GCM Grosvenor Cl. A	2,169,600	22,780,800
Lazard Cl. A	503,001	21,945,933
Morningstar	179,816	61,495,274
†SEI Investments	604,571	36,842,557
TMX Group	194,583	19,728,266
		211,512,635
INSURANCE - 1.7%
Alleghany Corporation [1]	46,077	30,760,544
Total (Cost $121,204,397)		242,273,179

HEALTH CARE – 5.9%
HEALTH CARE EQUIPMENT & SUPPLIES - 4.4%
Haemonetics Corporation [1]	335,379	17,788,502
†Meridian Bioscience [1]	819,804	16,724,002
Mesa Laboratories	130,192	42,714,693
		77,227,197
LIFE SCIENCES TOOLS & SERVICES - 1.5%
Bio-Techne	49,448	25,581,428
Total (Cost $78,338,921)		102,808,625

INDUSTRIALS – 32.7%
AIR FREIGHT & LOGISTICS - 2.3%
Forward Air	331,938	40,194,373
BUILDING PRODUCTS - 1.9%
Simpson Manufacturing	238,603	33,182,519
COMMERCIAL SERVICES & SUPPLIES - 1.2%
Ritchie Bros. Auctioneers	336,521	20,598,450
CONSTRUCTION & ENGINEERING - 4.4%
Arcosa	640,820	33,771,214
Valmont Industries	170,599	42,735,050
		76,506,264
MACHINERY - 16.0%
Colfax Corporation [1]	606,773	27,893,355
ESCO Technologies	302,017	27,178,510
Helios Technologies	55,074	5,792,133
John Bean Technologies	281,250	43,188,750
Kadant	165,402	38,121,853
Lincoln Electric Holdings	354,711	49,471,543
Lindsay Corporation	262,511	39,901,672

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 43

Schedules of Investments

Royce Premier Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
MACHINERY (continued)
RBC Bearings [1]	99,294	$20,054,409
Woodward	232,215	25,418,254
		277,020,479
MARINE - 0.5%
Kirby Corporation [1]	139,553	8,292,239
PROFESSIONAL SERVICES - 2.5%
Forrester Research [1]	746,762	43,857,332
ROAD & RAIL - 1.6%
Landstar System	157,603	28,214,089
TRADING COMPANIES & DISTRIBUTORS - 2.3%
Air Lease Cl. A	886,735	39,220,289
Total (Cost $237,179,368)		567,086,034

INFORMATION TECHNOLOGY – 21.5%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 9.3%
Cognex Corporation	322,346	25,065,625
FARO Technologies [1]	389,482	27,271,530
IPG Photonics [1]	95,743	16,481,200
National Instruments	539,875	23,576,341
Rogers Corporation [1]	132,656	36,215,088
†Vontier Corporation	1,053,676	32,379,463
		160,989,247
IT SERVICES - 2.1%
Computer Services [5]	620,200	32,386,844
Jack Henry & Associates	24,236	4,047,170
		36,434,014
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.8%
Cirrus Logic [1]	307,595	28,304,892
CMC Materials	262,710	50,358,880
†FormFactor [1]	310,676	14,204,106
MKS Instruments	248,341	43,253,552
		136,121,430
SOFTWARE - 0.9%
Fair Isaac [1]	35,443	15,370,566
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 1.4%
†Avid Technology [1]	729,984	23,775,579
Total (Cost $202,897,364)		372,690,836

MATERIALS – 8.8%
CHEMICALS - 4.6%
Innospec	470,794	42,531,530
Quaker Chemical	157,813	36,420,084
		78,951,614
METALS & MINING - 2.4%
Reliance Steel & Aluminum	256,412	41,595,155
PAPER & FOREST PRODUCTS - 1.8%
Stella-Jones	1,012,691	32,031,121
Total (Cost $92,495,010)		152,577,890

REAL ESTATE – 2.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.9%
Kennedy-Wilson Holdings	2,099,335	50,132,120
Total (Cost $36,981,898)		50,132,120

TOTAL COMMON STOCKS
(Cost $866,846,146)		1,673,180,906

REPURCHASE AGREEMENT – 3.6%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$62,015,718 (collateralized by obligations of various U.S. Government Agencies, 0.25%

due 7/15/29, valued at $63,256,115)

(Cost $62,015,718)		$62,015,718

TOTAL INVESTMENTS – 100.0%
(Cost $928,861,864)		1,735,196,624

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%		580,444

NET ASSETS – 100.0%		$1,735,777,068

44 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Royce Small-Cap Value Fund

Common Stocks – 96.6%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.0%
MEDIA - 1.0%
†Entravision Communications Cl. A	126,308	$856,368
Saga Communications Cl. A	22,526	540,849
Total (Cost $1,626,868)		1,397,217

CONSUMER DISCRETIONARY – 26.8%
AUTO COMPONENTS - 0.3%
Gentex Corporation	10,440	363,834
DIVERSIFIED CONSUMER SERVICES - 1.3%
†Lincoln Educational Services [1]	249,965	1,867,239
HOUSEHOLD DURABLES - 7.9%
La-Z-Boy	84,402	3,064,637
†M/I Homes [1]	32,498	2,020,726
†Meritage Homes [1]	20,910	2,552,274
PulteGroup	60,700	3,469,612
		11,107,249
LEISURE PRODUCTS - 3.1%
Malibu Boats Cl. A [1]	27,090	1,861,895
MasterCraft Boat Holdings [1]	87,554	2,480,405
		4,342,300
SPECIALTY RETAIL - 14.2%
Aaron’s Company (The)	125,146	3,084,849
American Eagle Outfitters	81,661	2,067,657
†Container Store Group (The) [1]	14,049	140,209
†Haverty Furniture	68,003	2,078,852
†Lazydays Holdings [1]	100,336	2,161,237
OneWater Marine Cl. A	59,020	3,598,449
Rent-A-Center	69,824	3,354,345
Shoe Carnival	86,000	3,360,880
		19,846,478
Total (Cost $28,093,078)		37,527,100

CONSUMER STAPLES – 0.5%
FOOD & STAPLES RETAILING - 0.5%
Village Super Market Cl. A	33,107	774,373
Total (Cost $747,555)		774,373

ENERGY – 0.7%
OIL, GAS & CONSUMABLE FUELS - 0.7%
Dorchester Minerals L.P.	47,304	936,146
Total (Cost $670,728)		936,146

FINANCIALS – 19.7%
BANKS - 6.7%
Ames National	30,293	741,876
Camden National	15,876	764,588
†Chemung Financial	15,857	725,933
†Citizens Community Bancorp	41,124	566,277
City Holding Company	8,418	688,508
CNB Financial	33,581	889,897
Financial Institutions	23,978	762,500
Landmark Bancorp	23,841	679,469
MidWestOne Financial Group	20,927	677,407
National Bankshares	53,504	1,940,055
Unity Bancorp	36,467	957,259
		9,393,769
CAPITAL MARKETS - 3.4%
Evercore Cl. A	21,742	2,953,651
Houlihan Lokey Cl. A	4,395	454,971
Moelis & Company Cl. A	21,932	1,370,969
		4,779,591
CONSUMER FINANCE - 1.8%
PROG Holdings [1]	56,700	2,557,737
INSURANCE - 5.2%
CNO Financial Group	92,900	2,214,736
†Donegal Group Cl. A	46,848	669,458
†Employers Holdings	48,077	1,989,426
Heritage Insurance Holdings	56,762	333,761
James River Group Holdings	3,629	104,551
Selective Insurance Group	7,437	609,388
†Tiptree	94,711	1,309,853
		7,231,173
THRIFTS & MORTGAGE FINANCE - 2.6%
Southern Missouri Bancorp	13,437	701,008
Timberland Bancorp	54,119	1,499,096
TrustCo Bank Corp NY	42,211	1,406,049
		3,606,153
Total (Cost $21,647,474)		27,568,423

HEALTH CARE – 7.9%
BIOTECHNOLOGY - 2.3%
Catalyst Pharmaceuticals [1]	288,989	1,956,456
†Ironwood Pharmaceuticals Cl. A [1]	83,251	970,707
Vanda Pharmaceuticals [1]	20,638	323,810
		3,250,973
HEALTH CARE PROVIDERS & SERVICES - 1.9%
Ensign Group (The)	7,121	597,879
Molina Healthcare [1]	6,514	2,071,973
		2,669,852
PHARMACEUTICALS - 3.7%
†BioDelivery Sciences International [1]	455,516	1,412,099
†Collegium Pharmaceutical [1,3]	77,529	1,448,242
†SIGA Technologies [1]	144,723	1,088,317
Supernus Pharmaceuticals [1]	38,605	1,125,722
		5,074,380
Total (Cost $8,942,025)		10,995,205

INDUSTRIALS – 18.8%
AEROSPACE & DEFENSE - 1.6%
Vectrus [1]	47,663	2,181,536
BUILDING PRODUCTS - 2.2%
†Builders FirstSource [1]	8,241	706,336
†Quanex Building Products	40,971	1,015,261
UFP Industries	15,000	1,380,150
		3,101,747
CONSTRUCTION & ENGINEERING - 4.6%
Comfort Systems USA	3,138	310,474
Great Lakes Dredge & Dock [1]	53,875	846,915
MYR Group [1]	4,540	501,897
Northwest Pipe [1]	26,204	833,287
Primoris Services	78,899	1,891,998
†Sterling Construction [1]	76,856	2,021,313
		6,405,884
MACHINERY - 1.4%
Alamo Group	2,663	391,940
Federal Signal	3,910	169,459
Miller Industries	42,904	1,432,994
		1,994,393

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 45

Schedules of Investments

Royce Small-Cap Value Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES - 5.0%
Barrett Business Services	11,215	$774,508
Heidrick & Struggles International	48,871	2,137,129
Kforce	8,295	623,950
Korn Ferry	20,764	1,572,458
Resources Connection	91,313	1,629,024
Robert Half International	2,516	280,584
		7,017,653
ROAD & RAIL - 4.0%
ArcBest	15,928	1,908,971
Schneider National Cl. B	96,650	2,600,851
Werner Enterprises	22,376	1,066,440
		5,576,262
Total (Cost $16,984,130)		26,277,475

INFORMATION TECHNOLOGY – 20.7%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 14.2%
ePlus [1]	33,000	1,778,040
Fabrinet [1]	4,554	539,512
†Flex [1]	95,381	1,748,334
Insight Enterprises [1]	8,707	928,166
†Jabil	34,675	2,439,386
Kimball Electronics [1]	97,167	2,114,354
Methode Electronics	13,719	674,563
PC Connection	14,689	633,537
Plexus Corporation [1]	5,853	561,244
Sanmina Corporation [1]	83,941	3,480,194
TD SYNNEX	22,066	2,523,468
Vishay Intertechnology	113,760	2,487,931
		19,908,729
IT SERVICES - 0.8%
Concentrix Corporation	2,800	500,136
IBEX [1,3]	42,314	545,427
		1,045,563
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
†Amkor Technology	79,100	1,960,889
Cohu [1]	49,709	1,893,416
Kulicke & Soffa Industries	58,465	3,539,471
MKS Instruments	3,280	571,278
		7,965,054
Total (Cost $19,011,339)		28,919,346

REAL ESTATE – 0.5%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.5%
Marcus & Millichap [1]	13,189	678,706
Total (Cost $380,461)		678,706

TOTAL COMMON STOCKS
(Cost $98,103,658)		135,073,991

REPURCHASE AGREEMENT – 3.4%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$4,698,139 (collateralized by obligations of various U.S. Government Agencies, 2.50%

due 1/15/29, valued at $4,792,213)

(Cost $4,698,139)		$4,698,139

TOTAL INVESTMENTS – 100.0%
(Cost $102,801,797)		139,772,130

CASH AND OTHER ASSETS LESS LIABILITIES – 0.0%		50,613

NET ASSETS – 100.0%		$139,822,743

46 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Royce Smaller-Companies Growth Fund

Common Stocks – 93.0%

	SHARES	VALUE

COMMUNICATION SERVICES – 3.9%
ENTERTAINMENT - 1.9%
CuriosityStream Cl. A [1,3]	117,700	$697,961
Sea Cl. A ADR [1]	23,000	5,145,330
		5,843,291
INTERACTIVE MEDIA & SERVICES - 2.0%
Enthusiast Gaming Holdings [1]	1,990,800	5,854,600
Total (Cost $5,968,990)		11,697,891

CONSUMER DISCRETIONARY – 6.6%
HOTELS, RESTAURANTS & LEISURE - 3.3%
†Bragg Gaming Group [1]	177,000	898,328
DraftKings Cl. A [1,3]	12,000	329,640
Papa John’s International	27,000	3,603,690
Rush Street Interactive Cl. A [1]	178,000	2,937,000
Texas Roadhouse	23,000	2,053,440
		9,822,098
HOUSEHOLD DURABLES - 0.9%
Lovesac Company (The) [1,3]	38,666	2,562,009
INTERNET & DIRECT MARKETING RETAIL - 0.6%
CarParts.com [1,3]	163,000	1,825,600
LEISURE PRODUCTS - 0.5%
Callaway Golf [1]	58,000	1,591,520
SPECIALTY RETAIL - 1.3%
Lithia Motors	13,000	3,860,350
Total (Cost $14,420,273)		19,661,577

CONSUMER STAPLES – 1.5%
FOOD PRODUCTS - 0.8%
Freshpet [1]	23,000	2,191,210
HOUSEHOLD PRODUCTS - 0.7%
†Central Garden & Pet Cl. A [1]	45,000	2,153,250
Total (Cost $3,551,233)		4,344,460

FINANCIALS – 5.7%
BANKS - 1.9%
Primis Financial	4,000	60,160
Seacoast Banking Corporation of Florida	82,000	2,901,980
†Triumph Bancorp [1]	24,000	2,857,920
		5,820,060
CAPITAL MARKETS - 0.4%
MarketAxess Holdings	3,000	1,233,810
CONSUMER FINANCE - 0.6%
LendingTree [1]	15,000	1,839,000
INSURANCE - 2.8%
†BRP Group Cl. A [1]	148,000	5,344,280
†Trean Insurance Group [1]	179,800	1,602,018
†Trupanion [1]	10,000	1,320,300
		8,266,598
Total (Cost $12,989,753)		17,159,468

HEALTH CARE – 25.7%
BIOTECHNOLOGY - 7.0%
Avid Bioservices [1,3]	154,000	4,493,720
†BiomX [1]	106,696	170,714
CareDx [1]	97,000	4,411,560
MeiraGTx Holdings [1]	157,000	3,727,180
Oxford Biomedica [1]	224,000	3,729,301
PureTech Health [1]	846,000	3,343,701
†Synlogic [1]	484,041	1,171,379
		21,047,555
HEALTH CARE EQUIPMENT & SUPPLIES - 9.5%
Alphatec Holdings [1]	254,000	2,903,220
Axonics [1,3]	55,000	3,080,000
CryoPort [1]	34,198	2,023,496
CytoSorbents Corporation [1]	251,000	1,051,690
InMode [1]	90,000	6,352,200
Neuronetics [1]	386,500	1,723,790
Profound Medical [1]	123,000	1,386,600
†Semler Scientific [1]	24,000	2,199,600
SI-BONE [1]	82,000	1,821,220
STAAR Surgical [1]	50,000	4,565,000
TransMedics Group [1]	61,000	1,168,760
		28,275,576
HEALTH CARE PROVIDERS & SERVICES - 5.7%
Addus HomeCare [1]	25,000	2,337,750
†Greenbrook TMS [1]	223,500	976,695
Joint Corp. (The) [1,3]	19,000	1,248,110
ModivCare [1]	32,000	4,745,280
Pennant Group [1]	109,000	2,515,720
Progyny [1]	65,000	3,272,750
Sharps Compliance [1]	284,000	2,024,920
		17,121,225
HEALTH CARE TECHNOLOGY - 1.0%
CareCloud [1,3]	312,000	1,971,840
†Inspire Medical Systems [1]	4,488	1,032,510
		3,004,350

LIFE SCIENCES TOOLS & SERVICES - 2.5%
Harvard Bioscience [1]	213,600	1,505,880
Medpace Holdings [1,3]	15,000	3,264,600
West Pharmaceutical Services	6,000	2,814,060
		7,584,540
Total (Cost $55,355,153)		77,033,246

INDUSTRIALS – 16.6%
AEROSPACE & DEFENSE - 1.2%
AeroVironment [1]	31,000	1,922,930
†Byrna Technologies [1,3]	125,000	1,668,750
		3,591,680
COMMERCIAL SERVICES & SUPPLIES - 1.9%
†ACV Auctions Cl. A [1]	37,000	697,080
†VSE Corporation	82,000	4,997,080
		5,694,160
CONSTRUCTION & ENGINEERING - 1.0%
†Ameresco Cl. A [1]	36,000	2,931,840
ELECTRICAL EQUIPMENT - 3.5%
American Superconductor [1]	226,349	2,462,677
EnerSys	29,000	2,292,740
†Enovix Corporation [1,3]	80,000	2,182,400
Eos Energy Enterprises [1,3]	90,000	676,800
†GrafTech International	245,000	2,898,350
		10,512,967
MACHINERY - 3.8%
ATS Automation Tooling Systems [1]	193,000	7,665,378
Chart Industries [1,3]	18,000	2,870,820
†Velo3D [1,3]	100,000	781,000
		11,317,198
PROFESSIONAL SERVICES - 2.4%
ASGN [1]	26,000	3,208,400
Atlas Technical Consultants Cl. A [1]	349,000	2,938,580

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 47

Schedules of Investments

Royce Smaller-Companies Growth Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
PROFESSIONAL SERVICES (continued)
†LegalZoom.com [1,3]	62,000	$996,340
		7,143,320
TRADING COMPANIES & DISTRIBUTORS - 2.8%
Lawson Products [1]	157,000	8,595,750
Total (Cost $36,589,415)		49,786,915

INFORMATION TECHNOLOGY – 29.8%
COMMUNICATIONS EQUIPMENT - 0.5%
†Genasys [1]	404,000	1,607,920
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.0%
Iteris [1]	1,159,474	4,637,896
nLIGHT [1]	59,000	1,413,050
		6,050,946
IT SERVICES - 4.2%
Cantaloupe [1]	428,996	3,809,484
Unisys Corporation [1]	426,900	8,781,333
		12,590,817
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 14.1%
Ambarella [1]	42,000	8,521,380
AXT [1]	216,400	1,906,484
Canadian Solar [1,3]	68,000	2,127,720
CyberOptics Corporation [1]	39,000	1,813,500
Impinj [1,3]	88,555	7,854,829
Lattice Semiconductor [1]	33,000	2,542,980
Magnachip Semiconductor [1]	403,461	8,460,577
Onto Innovation [1]	43,000	4,352,890
Silicon Laboratories [1]	22,000	4,541,240
		42,121,600
SOFTWARE - 8.4%
Agilysys [1]	50,000	2,223,000
Coupa Software [1]	5,000	790,250
Descartes Systems Group (The) [1]	56,033	4,632,808
Everbridge [1]	27,000	1,817,910
†GTY Technology Holdings [1]	193,000	1,293,100
†Matterport Cl. A [1,3]	336,000	6,935,040
Paylocity Holding Corporation [1]	7,786	1,838,742
†Ping Identity Holding Corp. [1]	83,000	1,899,040
†Sprout Social Cl. A [1]	8,000	725,520
Veritone [1,3]	130,000	2,922,400
		25,077,810
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.6%
†Stratasys [1]	79,000	1,934,710
Total (Cost $52,538,651)		89,383,803

MATERIALS – 2.1%
CHEMICALS - 0.5%
NanoXplore [1]	289,000	1,491,893
METALS & MINING - 1.6%
†Core Lithium [1]	4,716,202	2,024,451
†ioneer [1]	5,000,000	2,910,200
		4,934,651
Total (Cost $3,536,749)		6,426,544

REAL ESTATE – 1.1%
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.1%
Postal Realty Trust Cl. A	170,000	3,366,000
Total (Cost $2,830,846)		3,366,000

TOTAL COMMON STOCKS
(Cost $187,781,063)		278,859,904

REPURCHASE AGREEMENT – 7.3%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$21,722,702 (collateralized by obligations of various U.S. Government Agencies, 1.375%-2.50%

due 12/31/28-1/15/29, valued at $22,157,240)

(Cost $21,722,702)		21,722,702

COLLATERAL RECEIVED FOR SECURITIES LOANED – 5.0%
Money Market Funds
Federated Government Obligations Fund - Institutional Shares (7 day yield-0.03%)
(Cost $14,874,213)	14,874,213	14,874,213

TOTAL INVESTMENTS – 105.3%
(Cost $224,377,978)		315,456,819

LIABILITIES LESS CASH AND OTHER ASSETS – (5.3)%		(15,762,682)

NET ASSETS – 100.0%		$299,694,137

48 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Royce Special Equity Fund

Common Stocks – 84.6%

	SHARES	VALUE

COMMUNICATION SERVICES – 2.6%
MEDIA - 2.6%
†TEGNA	1,512,500	$28,072,000
Total (Cost $30,553,477)		28,072,000

CONSUMER DISCRETIONARY – 23.3%
AUTO COMPONENTS - 6.9%
Gentex Corporation	359,700	12,535,545
Standard Motor Products [2]	1,171,500	61,374,885
		73,910,430
AUTOMOBILES - 2.1%
Winnebago Industries	303,000	22,700,760
DIVERSIFIED CONSUMER SERVICES - 3.4%
†H&R Block	1,540,000	36,282,400
HOUSEHOLD DURABLES - 4.6%
Ethan Allen Interiors	87,900	2,310,891
Flexsteel Industries [2]	767,500	20,615,050
Hooker Furnishings [2]	1,137,000	26,469,360
		49,395,301
LEISURE PRODUCTS - 3.8%
Johnson Outdoors Cl. A	443,500	41,551,515
TEXTILES, APPAREL & LUXURY GOODS - 2.5%
Movado Group	650,000	27,189,500
Total (Cost $196,629,318)		251,029,906

CONSUMER STAPLES – 9.5%
FOOD & STAPLES RETAILING - 5.8%
†Ingles Markets Cl. A	727,000	62,769,180
FOOD PRODUCTS - 3.7%
John B. Sanfilippo & Son	436,000	39,309,760
Total (Cost $74,280,734)		102,078,940

FINANCIALS – 4.3%
CAPITAL MARKETS - 4.3%
†BrightSphere Investment Group	126,500	3,238,400
Diamond Hill Investment Group	136,000	26,415,280
†Federated Hermes Cl. B	438,000	16,460,040
Total (Cost $33,151,561)		46,113,720

INDUSTRIALS – 22.1%
AEROSPACE & DEFENSE - 1.3%
National Presto Industries	170,700	14,002,521
BUILDING PRODUCTS - 3.2%
Insteel Industries	268,000	10,669,080
†UFP Industries	261,500	24,060,615
		34,729,695
COMMERCIAL SERVICES & SUPPLIES - 2.1%
Ennis	1,147,300	22,406,769
CONSTRUCTION & ENGINEERING - 2.1%
Argan	324,000	12,535,560
†MYR Group [1]	22,600	2,498,430
†Sterling Construction [1]	295,000	7,758,500
		22,792,490
ELECTRICAL EQUIPMENT - 2.9%
Encore Wire	218,000	31,195,800
MACHINERY - 8.0%
Gencor Industries [1,2]	1,066,000	12,290,980
Hurco Companies [2]	580,000	17,226,000
Miller Industries [2]	754,000	25,183,600
Mueller Industries	526,000	31,223,360
		85,923,940
TRADING COMPANIES & DISTRIBUTORS - 2.5%
MSC Industrial Direct Cl. A	327,000	27,487,620
Total (Cost $181,985,151)		238,538,835

INFORMATION TECHNOLOGY – 10.7%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.2%
Vishay Intertechnology	1,582,500	34,609,275
IT SERVICES - 1.7%
Computer Services [5]	359,300	18,762,646
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT- 5.8%
Kulicke & Soffa Industries	687,500	41,621,250
NVE Corporation [2]	300,100	20,496,830
		62,118,080
Total (Cost $66,975,971)		115,490,001

MATERIALS – 8.2%
CHEMICALS - 5.7%
Huntsman Corporation	1,745,000	60,865,600
CONSTRUCTION MATERIALS - 1.3%
United States Lime & Minerals	109,300	14,101,886
PAPER & FOREST PRODUCTS - 1.2%
Louisiana-Pacific	166,500	13,045,275
Total (Cost $58,088,325)		88,012,761

REAL ESTATE – 3.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 3.9%
Marcus & Millichap [1]	806,700	41,512,782
Total (Cost $22,448,642)		41,512,782

TOTAL COMMON STOCKS
(Cost $664,113,179)		910,848,945

REPURCHASE AGREEMENT – 15.1%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$162,932,275 (collateralized by obligations of various U.S. Government Agencies, 0.25%-3.875%

due 1/15/29-7/15/29, valued at $166,190,951)

(Cost $162,932,275)		162,932,275

TOTAL INVESTMENTS – 99.7%
(Cost $827,045,454)		1,073,781,220

CASH AND OTHER ASSETS LESS LIABILITIES – 0.3%		3,172,499

NET ASSETS – 100.0%		$1,076,953,719

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 49

Schedules of Investments

Royce Total Return Fund

Common Stocks – 98.3%

	SHARES	VALUE

COMMUNICATION SERVICES – 1.7%
DIVERSIFIED TELECOMMUNICATION SERVICES - 0.4%
ATN International	143,957	$5,751,082
ENTERTAINMENT - 1.3%
World Wrestling Entertainment Cl. A	412,643	20,359,806
Total (Cost $22,623,023)		26,110,888

CONSUMER DISCRETIONARY – 6.7%
AUTO COMPONENTS - 0.8%
Gentex Corporation	176,992	6,168,171
LCI Industries	38,669	6,027,337
		12,195,508
HOTELS, RESTAURANTS & LEISURE - 1.8%
†Denny’s Corporation [1]	1,357,280	21,716,480
Hyatt Hotels Cl. A [1]	60,484	5,800,416
		27,516,896
MULTILINE RETAIL - 1.9%
Franchise Group Cl. A	541,745	28,257,419
TEXTILES, APPAREL & LUXURY GOODS - 2.2%
Levi Strauss & Co. Cl. A	642,634	16,085,129
Ralph Lauren Cl. A	142,440	16,930,418
		33,015,547
Total (Cost $68,996,116)		100,985,370

CONSUMER STAPLES – 3.0%
HOUSEHOLD PRODUCTS - 3.0%
Reynolds Consumer Products	678,702	21,311,243
Spectrum Brands Holdings	240,793	24,493,464
Total (Cost $32,810,294)		45,804,707

ENERGY – 3.7%
ENERGY EQUIPMENT & SERVICES - 3.7%
†Cactus Cl. A	456,066	17,389,796
†ChampionX Corporation [1]	594,376	12,012,339
Helmerich & Payne	226,814	5,375,492
Oceaneering International [1]	402,089	4,547,627
Pason Systems	1,836,676	16,755,793
Total (Cost $52,378,388)		56,081,047

FINANCIALS – 38.3%
BANKS - 18.0%
Bank of N.T. Butterfield & Son	752,709	28,685,740
BankUnited	434,985	18,404,215
BOK Financial	184,312	19,443,073
†CapStar Financial Holdings	134,412	2,826,684
†CBTX	108,387	3,143,223
†First Bancshares (The)	393,684	15,204,076
First Citizens BancShares Cl. A	14,429	11,973,761
First Hawaiian	521,054	14,240,406
HBT Financial	439,831	8,238,035
†Heritage Commerce	199,035	2,376,478
Home BancShares	992,273	24,161,848
†HomeTrust Bancshares	87,139	2,699,566
Independent Bank Group	381,004	27,489,439
OceanFirst Financial	144,805	3,214,671
†Origin Bancorp	385,009	16,524,586
†Preferred Bank	84,117	6,038,759
†Primis Financial	184,122	2,769,195
†QCR Holdings	144,062	8,067,472
†Southern First Bancshares [1]	49,710	3,106,378
†TowneBank	327,014	10,330,372
Triumph Bancorp [1]	102,321	12,184,385
UMB Financial	134,130	14,232,534
Valley National Bancorp	1,219,381	16,766,489
		272,121,385
CAPITAL MARKETS - 4.2%
Ares Management Cl. A	72,063	5,856,560
Artisan Partners Asset Management Cl. A	307,702	14,658,923
Moelis & Company Cl. A	178,376	11,150,284
†Newtek Business Services	654,696	18,089,251
TMX Group	135,904	13,778,954
		63,533,972
DIVERSIFIED FINANCIAL SERVICES - 1.9%
Compass Diversified Holdings	782,683	23,934,446
Equitable Holdings	161,562	5,297,618
		29,232,064
INSURANCE - 14.2%
AMERISAFE	261,276	14,064,487
Assured Guaranty	108,193	5,431,289
Axis Capital Holdings	490,847	26,736,436
First American Financial	234,573	18,350,646
†International General Insurance Holdings	1,797,165	14,557,036
James River Group Holdings	1,026,944	29,586,257
Old Republic International	383,645	9,429,994
ProAssurance Corporation	830,094	21,001,378
RenaissanceRe Holdings	171,187	28,987,095
Stewart Information Services	284,615	22,692,354
†Trean Insurance Group [1,2]	2,821,597	25,140,429
		215,977,401
Total (Cost $439,415,309)		580,864,822

HEALTH CARE – 0.7%
HEALTH CARE PROVIDERS & SERVICES - 0.7%
Patterson Companies	359,513	10,551,707
Total (Cost $6,676,534)		10,551,707

INDUSTRIALS – 20.1%
BUILDING PRODUCTS - 3.3%
Carlisle Companies	57,249	14,204,622
Fortune Brands Home & Security	135,866	14,524,076
UFP Industries	236,833	21,791,004
		50,519,702
COMMERCIAL SERVICES & SUPPLIES - 1.5%
Deluxe Corporation	477,929	15,346,300
Healthcare Services Group	397,397	7,069,693
		22,415,993
ELECTRICAL EQUIPMENT - 3.0%
GrafTech International	2,069,888	24,486,775
†nVent Electric	556,006	21,128,228
		45,615,003
MACHINERY - 5.4%
Crane Co.	199,393	20,284,250
Douglas Dynamics	497,304	19,424,694
Lincoln Electric Holdings	95,662	13,341,979
Timken Company (The)	416,698	28,873,005
		81,923,928
PROFESSIONAL SERVICES - 2.2%
Barrett Business Services	168,518	11,637,853
KBR	443,354	21,112,517
		32,750,370

50 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

Royce Total Return Fund (continued)

	SHARES	VALUE

INDUSTRIALS (continued)
ROAD & RAIL - 0.5%
Werner Enterprises	153,747	$7,327,582
TRADING COMPANIES & DISTRIBUTORS - 4.2%
Applied Industrial Technologies	230,811	23,704,290
Global Industrial	221,261	9,049,575
Lawson Products [1]	69,067	3,781,418
MSC Industrial Direct Cl. A	245,885	20,669,093
Watsco	22,170	6,936,549
		64,140,925
Total (Cost $217,210,561)		304,693,503

INFORMATION TECHNOLOGY – 10.3%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 3.7%
Avnet	221,910	9,149,349
PC Connection	200,833	8,661,927
†Vontier Corporation	1,215,850	37,363,071
		55,174,347
IT SERVICES - 1.3%
EVERTEC	291,093	14,548,828
Hackett Group (The)	259,045	5,318,194
		19,867,022
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.9%
Kulicke & Soffa Industries	310,675	18,808,265
MKS Instruments	58,971	10,270,979
		29,079,244
SOFTWARE - 3.4%
†CDK Global	711,496	29,697,843
†Teradata Corporation [1]	514,401	21,846,610
		51,544,453
Total (Cost $136,372,988)		155,665,066

MATERIALS – 11.1%
CHEMICALS - 5.5%
Element Solutions	1,315,145	31,931,721
Innospec	252,378	22,799,828
Minerals Technologies	389,100	28,462,665
		83,194,214
CONTAINERS & PACKAGING - 5.6%
Graphic Packaging Holding Company	1,321,756	25,774,242
†Intertape Polymer Group	923,500	19,215,400
Silgan Holdings	606,905	25,999,810
†TriMas Corporation	388,912	14,389,744
		85,379,196
METALS & MINING - 0.0%
Ferroglobe (Warranty Insurance Trust) [1,4]	569,803	0
Total (Cost $138,359,461)		168,573,410

REAL ESTATE – 2.7%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 2.7%
†Cushman & Wakefield [1]	684,544	15,224,259
Kennedy-Wilson Holdings	1,052,396	25,131,216
Total (Cost $33,424,155)		40,355,475

TOTAL COMMON STOCKS
(Cost $1,148,266,829)		1,489,685,995

PREFERRED STOCK - 1.4%
INFORMATION TECHNOLOGY – 1.4%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 1.4%
†II-VI Series A Conv.	77,684	21,986,126
(Cost $19,887,816)		21,986,126

REPURCHASE AGREEMENT – 0.4%

Fixed Income Clearing Corporation, 0.00% dated 12/31/21, due 1/3/22, maturity value

$5,380,814 (collateralized by obligations of various U.S. Government Agencies, 0.25%

due 7/15/29, valued at $5,488,547)

(Cost $5,380,814)		5,380,814

TOTAL INVESTMENTS – 100.1%
(Cost $1,173,535,459)		1,517,052,935

LIABILITIES LESS CASH AND OTHER ASSETS – (0.1)%		(1,044,743)

NET ASSETS – 100.0%		$1,516,008,192

ADR- American Depository Receipt

†	New additions in 2021.

[1]	Non-income producing.

[2]	At December 31, 2021, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940. See Notes to Financial Statements.

[3]	All or a portion of these securities were on loan at December 31, 2021.

[4]	Securities for which market quotations are not readily available represent 0.2%, 0.0%, 0.0% and 0.0% of net assets for Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund and Royce Total Return Fund. These securities have been valued at their fair value under procedures approved by the Fund’s Board of Trustees. These securities are defined as Level 3 securities due to the use of significant unobservable inputs in the determination of fair value. See Notes to Financial Statements.

[5]	These securities are defined as Level 2 securities due to fair value being based on quoted prices for similar securities. See Notes to Financial Statements.

Securities of Royce International Premier Fund are categorized by the country of their headquarters.

Bold indicates a Fund’s 20 largest equity holdings in terms of December 31, 2021, market value.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 51

Statements of Assets and Liabilities

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$73,606,003	$35,087,464	$1,165,780,345	$408,514,263
Affiliated Companies	–	–	28,408,875	–
Repurchase agreements (at cost and value)	2,690,108	3,236,285	58,034,150	15,244,270
Foreign currency[2]	9,031	4,914	106,563	–
Receivable for investments sold	–	–	39,297	91,418
Receivable for capital shares sold	41,870	1,410	1,459,218	71,196
Receivable for dividends	91,999	60,626	1,884,295	14,472
Receivable for securities lending income	–	–	–	4,570
Prepaid expenses and other assets	828	396	13,102	4,197
Total Assets	76,439,839	38,391,095	1,255,725,845	423,944,386
LIABILITIES:
Payable for collateral on loaned securities	–	–	–	827,269
Payable for investments purchased	–	–	763,937	281,227
Payable for capital shares redeemed	4,427	6,939	610,357	330,664
Payable for investment advisory fees	54,023	32,027	919,166	350,510
Payable for trustees’ fees	2,182	1,094	33,731	11,085
Accrued expenses	79,346	61,345	456,799	245,591
Deferred capital gains tax	–	6,450	–	–
Total Liabilities	139,978	107,855	2,783,990	2,046,346
Net Assets	$76,299,861	$38,283,240	$1,252,941,855	$421,898,040
ANALYSIS OF NET ASSETS:
Paid-in capital	$31,153,822	$20,918,755	$1,003,702,051	$261,052,162
Total distributable earnings (loss)	45,146,039	17,364,485	249,239,804	160,845,878
Net Assets	$76,299,861	$38,283,240	$1,252,941,855	$421,898,040
Investment Class	$54,465,968		$480,550,393	$209,032,201
Service Class	19,518,064	$28,574,506	59,258,234	197,088,440
Consultant Class	1,363,594		8,418,912	15,777,399
Institutional Class	952,235	9,708,734	704,714,316
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	8,513,820		26,977,870	15,587,865
Service Class	2,936,037	2,368,754	2,777,592	15,104,799
Consultant Class	179,301		372,910	1,577,540
Institutional Class	151,299	616,169	39,540,243
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$6.40		$17.81	$13.41
Service Class[3]	6.65	$12.06	21.33	13.05
Consultant Class[4]	7.61		22.58	10.00
Institutional Class[5]	6.29	15.76	17.82
Investments at identified cost – Non-Affiliated Companies	$28,253,864	$17,036,016	$925,558,971	$259,900,752
Investments at identified cost – Affiliated Companies	–	–	37,924,640	–
Market value of loaned securities[6]	–	–	–	9,034,598

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 The cost of foreign currency is $9,031 for Royce Dividend Value Fund, $4,914 for Royce Global Financial Services Fund and $106,260 for Royce International Premier Fund.

3 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, or a 2% redemption fee (Royce International Premier Fund), payable to the Fund.

4 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

5 Offering and redemption price per share.

6 Market value of loaned securities backed by non-cash collateral is as of prior business day.

52 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

December 31, 2021

	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Value Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$1,737,952,989	$2,115,996,789	$1,673,180,906	$135,073,991
Affiliated Companies	19,258,017	–	–	–
Repurchase agreements (at cost and value)	42,681,217	33,979,828	62,015,718	4,698,139
Foreign currency[2]	–	57,180	–	–
Receivable for investments sold	12,760,733	13,892,561	1,538,943	1,043,900
Receivable for capital shares sold	4,717,456	1,440,796	1,394,596	8,362
Receivable for dividends	500,253	1,462,066	1,531,158	120,557
Receivable for securities lending income	22,206	10,603	–	87
Prepaid expenses and other assets	16,045	3,569,994	19,148	1,400
Total Assets	1,817,908,916	2,170,409,817	1,739,680,469	140,946,436
LIABILITIES:
Payable for collateral on loaned securities	3,651,391	11,352,400	–	–
Payable for investments purchased	5,343,206	4,384,015	–	709,283
Payable for capital shares redeemed	6,658,812	3,594,576	1,821,935	169,130
Payable for investment advisory fees	1,592,646	1,358,466	1,463,533	116,214
Payable for trustees’ fees	52,316	60,230	49,937	3,850
Accrued expenses	752,116	840,037	567,996	125,216
Total Liabilities	18,050,487	21,589,724	3,903,401	1,123,693
Net Assets	$1,799,858,429	$2,148,820,093	$1,735,777,068	$139,822,743
ANALYSIS OF NET ASSETS:
Paid-in capital	$1,332,326,519	$1,364,911,851	$909,250,056	$100,357,255
Total distributable earnings (loss)	467,531,910	783,908,242	826,527,012	39,465,488
Net Assets	$1,799,858,429	$2,148,820,093	$1,735,777,068	$139,822,743
Investment Class	$1,332,049,802	$1,605,587,375	$1,401,346,761	$44,620,632
Service Class	109,440,222	84,059,770	36,487,966	81,839,644
Consultant Class	14,871,264	249,816,160	16,016,185	5,269,181
Institutional Class	291,960,535	199,842,118	273,853,176
R Class	51,536,606	9,514,670	8,072,980	8,093,286
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	79,486,917	166,405,374	108,080,885	4,277,229
Service Class	7,136,572	8,741,140	2,901,591	7,887,147
Consultant Class	1,123,278	33,168,870	1,600,930	581,730
Institutional Class	16,963,346	20,639,075	20,806,155
R Class	3,483,042	1,064,018	682,094	819,003
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$16.76	$9.65	$12.97	$10.43
Service Class[3]	15.34	9.62	12.58	10.38
Consultant Class[4]	13.24	7.53	10.00	9.06
Institutional Class[5]	17.21	9.68	13.16
R Class[5]	14.80	8.94	11.84	9.88
Investments at identified cost – Non-Affiliated Companies	$1,317,373,165	$1,371,486,137	$866,846,146	$98,103,658
Investments at identified cost – Affiliated Companies	21,224,384	–	–	–
Market value of loaned securities[6]	37,138,400	24,388,004	–	1,518,928

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 The cost of foreign currency is $56,745 for Royce Pennsylvania Mutual Fund.

3 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.

4 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

5 Offering and redemption price per share.

6 Market value of loaned securities backed by non-cash collateral is as of prior business day.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 53

Statements of Assets and Liabilities	December 31, 2021

	Royce Smaller- Companies Growth Fund	Royce Special Equity Fund	Royce Total Return Fund
ASSETS:
Investments at value (including collateral on loaned securities)[1]
Non-Affiliated Companies	$293,734,117	$727,192,240	$1,486,531,692
Affiliated Companies	–	183,656,705	25,140,429
Repurchase agreements (at cost and value)	21,722,702	162,932,275	5,380,814
Foreign currency[2]	–	–	158,255
Receivable for investments sold	–	1,230,816	267,097
Receivable for capital shares sold	120,117	3,398,868	1,451,978
Receivable for dividends	–	845,109	2,503,336
Receivable for securities lending income	75,265	–	1
Prepaid expenses and other assets	3,359	10,949	15,275
Total Assets	315,655,560	1,079,266,962	1,521,448,877
LIABILITIES:
Payable for collateral on loaned securities	14,874,213	–	–
Payable for investments purchased	–	309,115	87,405
Payable for capital shares redeemed	628,514	640,548	3,363,075
Payable for investment advisory fees	251,264	915,858	1,270,445
Payable for trustees’ fees	9,411	29,706	41,893
Accrued expenses	198,021	418,016	677,867
Total Liabilities	15,961,423	2,313,243	5,440,685
Net Assets	$299,694,137	$1,076,953,719	$1,516,008,192
ANALYSIS OF NET ASSETS:
Paid-in capital	$204,673,702	$782,994,917	$1,116,314,779
Total distributable earnings (loss)	95,020,435	293,958,802	399,693,413
Net Assets	$299,694,137	$1,076,953,719	$1,516,008,192
Investment Class	$106,317,929	$755,337,897	$1,016,330,559
Service Class	178,553,463	57,738,276	80,478,390
Consultant Class	7,544,373	25,067,634	112,648,766
Institutional Class	7,278,372	238,809,912	279,510,479
R Class			27,039,998
SHARES OUTSTANDING (unlimited number of $.001 par value):
Investment Class	12,162,209	39,564,549	115,749,078
Service Class	21,132,515	3,028,667	8,865,690
Consultant Class	1,064,382	1,442,845	12,273,949
Institutional Class	820,929	12,623,370	32,454,029
R Class			2,939,408
NET ASSET VALUES (Net Assets ÷ Shares Outstanding):
Investment Class[3]	$8.74	$19.09	$8.78
Service Class[3]	8.45	19.06	9.08
Consultant Class[4]	7.09	17.37	9.18
Institutional Class[5]	8.87	18.92	8.61
R Class[5]			9.20
Investments at identified cost – Non-Affiliated Companies	$202,655,276	$496,325,791	$1,130,415,868
Investments at identified cost – Affiliated Companies	–	167,787,388	37,738,777
Market value of loaned securities[6]	28,256,273	–	–

1 See Notes to Financial Statements for information on non-cash collateral on loaned securities.

2 The cost of foreign currency is $157,050 for Royce Total Return Fund.

3 Offering and redemption price per share; shares held less than 30 days may be subject to a 1% redemption fee, payable to the Fund.

4 Offering and redemption price per share; shares held less than 365 days may be subject to a 1% contingent deferred sales charge, payable to Royce Fund Services, LLC.

5 Offering and redemption price per share.

6 Market value of loaned securities backed by non-cash collateral is as of prior business day.

54 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Statements of Operations	Year Ended December 31, 2021

	Royce Dividend Value Fund	Royce Global Financial Services Fund	Royce International Premier Fund	Royce Micro-Cap Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$1,489,304	$1,427,961	$19,263,033	$3,142,244
Affiliated Companies	–	–	819,692	–
Foreign withholding tax	(50,976)	(91,307)	(1,602,380)	(45,585)
Securities lending	–	–	–	30,959
Total income	1,438,328	1,336,654	18,480,345	3,127,618
EXPENSES:
Investment advisory fees	659,299	397,726	12,443,465	4,099,315
Distribution fees	63,733	76,692	253,195	647,107
Shareholder servicing	128,061	56,297	839,376	486,688
Registration	56,777	33,022	89,586	49,855
Administrative and office facilities	49,371	33,587	476,348	171,556
Audit	33,042	31,495	41,233	35,293
Custody	32,285	37,314	487,838	47,993
Shareholder reports	10,785	5,547	203,562	62,915
Trustees’ fees	9,023	4,517	142,916	47,774
Legal	3,038	1,458	45,013	15,067
Other expenses	8,956	3,956	72,126	23,749
Total expenses	1,054,370	681,611	15,094,658	5,687,312
Compensating balance credits	(42)	(20)	(1,588)	(335)
Fees waived by investment adviser and distributor	–	(9,203)	(774,555)	–
Expenses reimbursed by investment adviser	(145,141)	(79,775)	(401,724)	(34,538)
Net expenses	909,187	592,613	13,916,791	5,652,439
Net investment income (loss)	529,141	744,041	4,563,554	(2,524,821)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	7,611,076	1,055,744	113,040,059	90,611,147
Investments in Affiliated Companies	–	–	18,038	–
Foreign currency transactions	908	(5,217)	(254,283)	(774)
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	5,976,855	5,116,585	(35,491,783)	16,728,861
Investments in Affiliated Companies	–	–	(9,100,483)	–
Other assets and liabilities denominated in foreign currency	(13,022)	(7,188)	(48,624)	–
Net realized and unrealized gain (loss) on investments and foreign currency	13,575,817	6,159,924	68,162,924	107,339,234
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$14,104,958	$6,903,965	$72,726,478	$104,814,413

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 55

Statements of Operations

	Royce Opportunity Fund	Royce Pennsylvania Mutual Fund	Royce Premier Fund	Royce Small-Cap Value Fund
INVESTMENT INCOME:
INCOME:
Dividends	$17,315,254	$23,329,727	$17,726,322	$1,999,726
Foreign withholding tax	–	(470,945)	(210,982)	–
Interest	175	347,781	–	–
Securities lending	631,945	155,671	105,678	1,234
Total income	17,947,374	23,362,234	17,621,018	2,000,960
EXPENSES:
Investment advisory fees	19,692,832	16,653,958	17,965,482	1,391,283
Distribution fees	775,780	2,894,477	289,749	293,762
Shareholder servicing	1,917,325	1,506,968	1,345,231	220,847
Registration	179,414	100,933	77,476	53,332
Administrative and office facilities	696,642	849,288	726,712	71,937
Audit	47,386	51,357	44,689	30,122
Custody	247,676	208,174	145,502	27,728
Shareholder reports	236,769	224,397	158,263	22,220
Trustees’ fees	226,999	258,927	215,041	16,221
Legal	105,721	88,009	76,249	5,113
Other expenses	86,224	155,488	117,914	11,619
Total expenses	24,212,768	22,991,976	21,162,308	2,144,184
Compensating balance credits	(745)	(1,290)	(567)	(92)
Fees waived by distributor	–	(2,510)	–	–
Expenses reimbursed by investment adviser	(9,233)	–	(22,908)	(85,521)
Net expenses	24,202,790	22,988,176	21,138,833	2,058,571
Net investment income (loss)	(6,255,416)	374,058	(3,517,815)	(57,611)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	410,549,729	514,769,927	310,416,474	26,822,412
Investments in Affiliated Companies	(12,186)	–	–	–
Foreign currency transactions	4,405	11,580	(81,355)	–
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	30,536,785	(102,219,564)	(36,690,666)	6,630,576
Investments in Affiliated Companies	(2,200,950)	–	–	–
Other assets and liabilities denominated in foreign currency	–	(114)	–	–
Net realized and unrealized gain (loss) on investments and foreign currency	438,877,783	412,561,829	273,644,453	33,452,988
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$432,622,367	$412,935,887	$270,126,638	$33,395,377

56 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Year Ended December 31, 2021

	Royce Smaller- Companies Growth Fund	Royce Special Equity Fund	Royce Total Return Fund
INVESTMENT INCOME:
INCOME:
Dividends
Non-Affiliated Companies	$341,640	$15,067,280	$35,005,656
Affiliated Companies	–	6,810,710	–
Foreign withholding tax	–	–	(201,366)
Securities lending	596,623	–	32
Total income	938,263	21,877,990	34,804,322
EXPENSES:
Investment advisory fees	3,397,206	10,826,951	15,239,276
Distribution fees	585,375	371,834	1,565,733
Shareholder servicing	407,674	959,039	1,287,485
Registration	65,944	83,700	85,006
Administrative and office facilities	152,370	427,881	591,802
Audit	32,939	39,323	51,580
Custody	40,446	95,051	136,545
Shareholder reports	39,555	123,766	245,992
Trustees’ fees	41,584	126,210	177,025
Legal	14,800	45,373	168,069
Other expenses	21,906	93,196	103,832
Total expenses	4,799,799	13,192,324	19,652,345
Compensating balance credits	(229)	(567)	(597)
Expenses reimbursed by investment adviser	(71,294)	(42,615)	(26,297)
Net expenses	4,728,276	13,149,142	19,625,451
Net investment income (loss)	(3,790,013)	8,728,848	15,178,871
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
NET REALIZED GAIN (LOSS):
Investments in Non-Affiliated Companies	63,188,424	173,827,297	394,004,651
Investments in Affiliated Companies	–	6,729,979	47,958
Foreign currency transactions	(13,383)	–	95,234
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
Investments in Non-Affiliated Companies	(33,250,491)	39,493,019	(62,663,178)
Investments in Affiliated Companies	–	(15,764,618)	(12,598,348)
Other assets and liabilities denominated in foreign currency	(72)	–	(6,237)
Net realized and unrealized gain (loss) on investments and foreign currency	29,924,478	204,285,677	318,880,080
NET INCREASE (DECREASE) IN NET ASSETS FROM INVESTMENT OPERATIONS	$26,134,465	$213,014,525	$334,058,951

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 57

Statements of Changes in Net Assets

	Royce Dividend Value Fund		Royce Global Financial Services Fund		Royce International Premier Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
INVESTMENT OPERATIONS:
Net investment income (loss)	$529,141	$922,919	$744,041	$250,118	$4,563,554	$2,943,349
Net realized gain (loss) on investments and
foreign currency	7,611,984	2,367,798	1,050,527	1,465,214	112,803,814	22,478,465
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	5,963,833	(4,365,237)	5,109,397	2,115,926	(44,640,890)	134,690,339
Net increase (decrease) in net assets from
investment operations	14,104,958	(1,074,520)	6,903,965	3,831,258	72,726,478	160,112,153
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(7,025,655)	(3,240,413)			(22,789,281)	(1,247,887)
Service Class	(2,453,636)	(1,079,729)	(1,668,236)	(1,687,634)	(2,605,039)	–
Consultant Class	(163,702)	(50,593)			(367,166)	–
Institutional Class	(122,395)	(45,009)	(490,070)	(490,704)	(34,239,175)	(1,995,035)
Total distributions	(9,765,388)	(4,415,744)	(2,158,306)	(2,178,338)	(60,000,661)	(3,242,922)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	(2,013,993)	(18,600,025)			(12,468,633)	55,751,664
Service Class	(1,344,558)	(4,485,993)	(1,005,797)	(5,406,864)	(11,025,900)	(10,968,052)
Consultant Class	69,045	(320,764)			(896,223)	(1,726,782)
Institutional Class	137,821	(30,118)	876,025	478,106	132,006,580	123,907,508
Shareholder redemption fees
Investment Class	154	6,074			7,525	15,694
Service Class	4	1	2,234	833	1,675	4,735
Net increase (decrease) in net assets from capital
share transactions	(3,151,527)	(23,430,825)	(127,538)	(4,927,925)	107,625,024	166,984,767
Net Increase (Decrease) In Net Assets	1,188,043	(28,921,089)	4,618,121	(3,275,005)	120,350,841	323,853,998
NET ASSETS:
Beginning of year	75,111,818	104,032,907	33,665,119	36,940,124	1,132,591,014	808,737,016
End of year	$76,299,861	$75,111,818	$38,283,240	$33,665,119	$1,252,941,855	$1,132,591,014

58 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Micro-Cap Fund		Royce Opportunity Fund		Royce Pennsylvania Mutual Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
INVESTMENT OPERATIONS:
Net investment income (loss)	$(2,524,821)	$(1,813,798)	$(6,255,416)	$(2,562,219)	$374,058	$3,704,489
Net realized gain (loss) on investments and
foreign currency	90,610,373	23,319,990	410,541,948	9,918,591	514,781,507	35,621,900
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	16,728,861	44,803,849	28,335,835	256,040,438	(102,219,678)	163,878,166
Net increase (decrease) in net assets from
investment operations	104,814,413	66,310,041	432,622,367	263,396,810	412,935,887	203,204,555
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(40,188,397)	(12,180,419)	(253,497,536)	–	(359,795,213)	(69,231,208)
Service Class	(37,503,482)	(11,758,124)	(20,814,959)	–	(18,850,717)	(3,611,159)
Consultant Class	(3,014,349)	(980,127)	(2,744,573)	–	(55,761,614)	(10,246,820)
Institutional Class			(69,978,355)	–	(43,586,641)	(8,012,607)
R Class			(9,575,942)	–	(2,135,655)	(345,468)
Total distributions	(80,706,228)	(24,918,670)	(356,611,365)	–	(480,129,840)	(91,447,262)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	23,749,676	(5,433,235)	525,739,965	24,573,263	229,480,577	(88,625,855)
Service Class	16,625,148	(14,965,795)	(41,632,774)	55,823,736	5,763,904	(63,518,198)
Consultant Class	765,475	(1,616,260)	238,523	2,345,556	19,154,129	(35,210,467)
Institutional Class			(83,562,703)	40,046,884	43,861,946	43,371,094
R Class			14,012,071	(2,834,479)	1,818,834	(1,187,456)
Shareholder redemption fees
Investment Class	851	731	32,624	4,415	1,394	5,223
Service Class	39	2	25,893	94	11,839	19
Net increase (decrease) in net assets from
capital share transactions	41,141,189	(22,014,557)	414,853,599	119,959,469	300,092,623	(145,165,640)
Net Increase (Decrease) In Net Assets	65,249,374	19,376,814	490,864,601	383,356,279	232,898,670	(33,408,347)
NET ASSETS:
Beginning of year	356,648,666	337,271,852	1,308,993,828	925,637,549	1,915,921,423	1,949,329,770
End of year	$421,898,040	$356,648,666	$1,799,858,429	$1,308,993,828	$2,148,820,093	$1,915,921,423

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 59

Statements of Changes in Net Assets

	Royce Premier Fund		Royce Small-Cap Value Fund		Royce Smaller-Companies Growth Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
INVESTMENT OPERATIONS:
Net investment income (loss)	$(3,517,815)	$6,088,084	$(57,611)	$587,163	$(3,790,013)	$(2,496,079)
Net realized gain (loss) on investments and
foreign currency	310,335,119	116,147,396	26,822,412	(14,605,696)	63,175,041	48,688,482
Net change in unrealized appreciation (depreciation)
on investments and foreign currency	(36,690,666)	47,760,937	6,630,576	(4,160,421)	(33,250,563)	57,485,397
Net increase (decrease) in net assets from
investment operations	270,126,638	169,996,417	33,395,377	(18,178,954)	26,134,465	103,677,800
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(254,117,355)	(75,818,358)	(2,477,475)	(1,397,547)	(27,701,937)	(10,744,144)
Service Class	(6,510,568)	(1,489,604)	(4,508,382)	(2,901,432)	(46,351,836)	(17,138,595)
Consultant Class	(2,839,443)	(723,891)	(272,817)	(118,304)	(1,990,024)	(754,437)
Institutional Class	(48,578,890)	(14,256,624)			(1,864,715)	(526,528)
R Class	(1,430,819)	(449,228)	(466,939)	(253,771)
Total distributions	(313,477,075)	(92,737,705)	(7,725,613)	(4,671,054)	(77,908,512)	(29,163,704)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	20,274,064	(144,735,583)	2,304,788	(11,132,948)	11,179,225	(6,812,104)
Service Class	8,433,761	(1,348,855)	(9,385,293)	(13,760,257)	28,379,873	(16,079,760)
Consultant Class	895,780	(2,305,819)	605,718	(2,225,129)	827,458	(75,431)
Institutional Class	14,733,388	488,982			3,093,038	(3,787,896)
R Class	(1,206,906)	(1,755,980)	(438,074)	(234,297)
Shareholder redemption fees
Investment Class	797	1,373	103	–	1,340	4
Service Class	2	83	220	94	2,633	257
Net increase (decrease) in net assets from capital
share transactions	43,130,886	(149,655,799)	(6,912,538)	(27,352,537)	43,483,567	(26,754,930)
Net Increase (Decrease) In Net Assets	(219,551)	(72,397,087)	18,757,226	(50,202,545)	(8,290,480)	47,759,166
NET ASSETS:
Beginning of year	1,735,996,619	1,808,393,706	121,065,517	171,268,062	307,984,617	260,225,451
End of year	$1,735,777,068	$1,735,996,619	$139,822,743	$121,065,517	$299,694,137	$307,984,617

60 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

	Royce Special Equity Fund		Royce Total Return Fund
	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/21	Year Ended 12/31/20
INVESTMENT OPERATIONS:
Net investment income (loss)	$8,728,848	$14,493,483	$15,178,871	$21,768,475
Net realized gain (loss) on investments and foreign currency	180,557,276	53,147,713	394,147,843	255,117,502
Net change in unrealized appreciation (depreciation) on investments and foreign currency	23,728,401	(16,019,772)	(75,267,763)	(248,636,152)
Net increase (decrease) in net assets from investment operations	213,014,525	51,621,424	334,058,951	28,249,825
DISTRIBUTIONS:
Total distributable earnings
Investment Class	(110,703,898)	(24,875,767)	(260,605,655)	(163,088,384)
Service Class	(8,484,724)	(1,595,055)	(19,720,772)	(12,587,274)
Consultant Class	(3,392,907)	(513,029)	(28,195,237)	(18,324,601)
Institutional Class	(34,779,856)	(7,057,430)	(70,461,595)	(37,383,740)
R Class			(6,650,410)	(5,028,388)
Total distributions	(157,361,385)	(34,041,281)	(385,633,669)	(236,412,387)
CAPITAL SHARE TRANSACTIONS:
Net capital share transactions
Investment Class	9,907,666	(128,578,387)	154,834,034	9,353,382
Service Class	9,185,477	(15,238,819)	13,568,408	3,463,014
Consultant Class	5,591,804	(6,046,446)	4,839,213	(19,183,979)
Institutional Class	33,619,039	3,602,098	85,362,325	5,823,751
R Class			(3,336,971)	(1,232,394)
Shareholder redemption fees
Investment Class	3,575	6,740	2,371	607
Service Class	3,095	1,954	2,104	17
Net increase (decrease) in net assets from capital share transactions	58,310,656	(146,252,860)	255,271,484	(1,775,602)
Net Increase (Decrease) In Net Assets	113,963,796	(128,672,717)	203,696,766	(209,938,164)
NET ASSETS:
Beginning of year	962,989,923	1,091,662,640	1,312,311,426	1,522,249,590
End of year	$1,076,953,719	$962,989,923	$1,516,008,192	$1,312,311,426

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 61

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

												Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Dividend Value Fund–Investment Class
2021	$6.11	$0.05		$1.17	$1.22	$(0.06)	$(0.87)	$(0.93)	$6.40	20.47%	$54,466	1.21%	1.21%	1.09%	0.76%	0%
2020	6.21	0.07		0.20	0.27	(0.11)	(0.26)	(0.37)	6.11	4.57	53,421	1.26	1.26	1.09	1.27	4
2019	5.56	0.09		1.58	1.67	(0.10)	(0.92)	(1.02)	6.21	30.34	76,273	1.21	1.20	1.09	1.37	8
2018	7.56	0.10		(1.27)	(1.17)	(0.10)	(0.73)	(0.83)	5.56	(16.06)	88,036	1.13	1.13	1.04	1.29	13
2017	7.18	0.10		1.43	1.53	(0.13)	(1.02)	(1.15)	7.56	21.91	121,209	1.13	1.13	1.06	1.24	16
Royce Dividend Value Fund–Service Class
2021	$6.34	$0.04		$1.21	$1.25	$(0.04)	$(0.90)	$(0.94)	$6.65	20.11%	$19,518	1.54%	1.54%	1.34%	0.51%	0%
2020	6.42	0.06		0.21	0.27	(0.08)	(0.27)	(0.35)	6.34	4.47	19,687	1.60	1.60	1.34	1.02	4
2019	5.73	0.08		1.61	1.69	(0.06)	(0.94)	(1.00)	6.42	29.78	25,256	1.53	1.52	1.34	1.14	8
2018	7.76	0.07		(1.29)	(1.22)	(0.06)	(0.75)	(0.81)	5.73	(16.24)	28,120	1.43	1.43	1.34	1.01	13
2017	7.33	0.08		1.46	1.54	(0.07)	(1.04)	(1.11)	7.76	21.66	59,641	1.40	1.39	1.31	1.04	16
Royce Dividend Value Fund–Consultant Class
2021	$7.27	$(0.02)		$1.39	$1.37	$–	$(1.03)	$(1.03)	$7.61	19.28%	$1,364	3.47%	3.47%	2.09%	(0.23)%	0%
2020	7.33	0.02		0.23	0.25	(0.01)	(0.30)	(0.31)	7.27	3.55	1,228	3.32	3.32	2.09	0.30	4
2019	6.53	0.03		1.85	1.88	(0.01)	(1.07)	(1.08)	7.33	29.03	1,621	3.30	3.29	2.09	0.40	8
2018	8.87	0.02		(1.48)	(1.46)	(0.03)	(0.85)	(0.88)	6.53	(16.93)	1,349	3.44	3.44	2.09	0.24	13
2017	8.39	0.02		1.68	1.70	(0.03)	(1.19)	(1.22)	8.87	20.71	1,534	3.26	3.26	2.09	0.23	16
Royce Dividend Value Fund–Institutional Class
2021	$6.02	$0.05		$1.14	$1.19	$(0.06)	$(0.86)	$(0.92)	$6.29	20.18%	$952	3.02%	3.02%	1.09%	0.78%	0%
2020	6.10	0.07		0.21	0.28	(0.11)	(0.25)	(0.36)	6.02	4.82	776	3.75	3.75	1.09	1.27	4
2019	5.48	0.15		1.48	1.63	(0.11)	(0.90)	(1.01)	6.10	30.08	883	1.98	1.98	0.97	1.62	8
2018	7.46	0.09		(1.23)	(1.14)	(0.12)	(0.72)	(0.84)	5.48	(15.94)	3,016	1.89	1.89	0.89	1.28	13
2017	7.09	0.11		1.42	1.53	(0.15)	(1.01)	(1.16)	7.46	22.21	1,112	2.79	2.79	0.89	1.43	16
Royce Global Financial Services Fund–Service Class
2021	$10.66	$0.23	[1]	$1.91	$2.14	$(0.39)	$(0.35)	$(0.74)	$12.06	20.27%	$28,574	1.78%	1.78%	1.49%	1.84%[1]	5%
2020	9.91	0.07		1.42	1.49	(0.04)	(0.70)	(0.74)	10.66	15.25	25,919	1.88	1.88	1.49	0.80	4
2019	8.18	0.10		1.87	1.97	(0.15)	(0.09)	(0.24)	9.91	24.17	30,202	1.82	1.81	1.49	0.86	5
2018	10.57	0.07		(1.45)	(1.38)	(0.09)	(0.92)	(1.01)	8.18	(13.41)	32,113	1.68	1.68	1.49	0.61	8
2017	8.95	0.10		1.90	2.00	(0.23)	(0.15)	(0.38)	10.57	22.46	47,197	1.68	1.68	1.49	0.83	19
Royce Global Financial Services Fund–Institutional Class
2021	$13.81	$0.32	[1]	$2.47	$2.79	$(0.39)	$(0.45)	$(0.84)	$15.76	20.35%	$9,709	1.51%	1.51%	1.49%	1.98%[1]	5%
2020	12.83	0.10		1.82	1.92	(0.04)	(0.90)	(0.94)	13.81	15.18	7,746	1.67	1.67	1.49	0.81	4
2019	10.55	0.14		2.42	2.56	(0.16)	(0.12)	(0.28)	12.83	24.35	6,738	1.60	1.60	1.33	1.04	5
2018	13.58	0.15		(1.85)	(1.70)	(0.14)	(1.19)	(1.33)	10.55	(12.87)	6,951	1.43	1.43	1.04	1.06	8
2017	11.43	0.15		2.47	2.62	(0.27)	(0.20)	(0.47)	13.58	23.01	8,608	1.44	1.44	1.04	1.29	19

[1]	For Royce Global Financial Services Fund, a special distribution from ECN Capital resulted in an increase in net investment income (loss) per share of $0.12 per share and an increase in the ratio of net investment income (loss) to average net assets of 1.00% for the Service Class, and $0.18 per share and 1.14% for the Institutional Class.

62 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce International Premier Fund–Investment Class
2021	$17.64	$0.06	$0.99	$1.05	$(0.07)	$(0.81)	$(0.88)	$17.81	6.06%	$480,550	1.23%	1.23%	1.16%	0.33%	32%
2020	15.25	0.04	2.40	2.44	(0.05)	–	(0.05)	17.64	15.99	486,378	1.26	1.26	1.19	0.30	21
2019	11.39	0.11	3.82	3.93	(0.07)	–	(0.07)	15.25	34.49	360,623	1.26	1.26	1.18	0.74	40
2018	13.07	0.09	(1.72)	(1.63)	(0.05)	–	(0.05)	11.39	(12.45)	285,065	1.27	1.26	1.16	1.00	65
2017	9.44	(0.10)	3.88	3.78	(0.15)	–	(0.15)	13.07	40.08	103,032	1.37	1.37	1.19	0.32	41
Royce International Premier Fund–Service Class
2021	$21.10	$0.01	$1.18	$1.19	$–	$(0.96)	$(0.96)	$21.33	5.78%	$59,258	1.54%	1.54%	1.44%	0.05%	32%
2020	18.24	0.01	2.85	2.86	–	–	–	21.10	15.68	69,153	1.57	1.57	1.44	0.04	21
2019	13.61	0.10	4.57	4.67	(0.04)	–	(0.04)	18.24	34.29	71,350	1.58	1.58	1.41	0.63	40
2018	15.60	0.11	(2.10)	(1.99)	–	–	–	13.61	(12.76)	36,303	1.59	1.59	1.44	0.71	65
2017	11.24	0.05	4.42	4.47	(0.11)	–	(0.11)	15.60	39.81	48,642	1.65	1.65	1.44	0.28	41
Royce International Premier Fund–Consultant Class
2021	$22.50	$(0.16)	$1.26	$1.10	$–	$(1.02)	$(1.02)	$22.58	5.02%	$8,419	2.38%	2.38%	2.19%	(0.69)%	32%
2020	19.60	(0.13)	3.03	2.90	–	–	–	22.50	14.80	9,182	2.42	2.41	2.19	(0.70)	21
2019	14.71	(0.03)	4.92	4.89	–	–	–	19.60	33.24	9,894	2.41	2.41	2.18	(0.17)	40
2018	16.99	(0.00)	(2.28)	(2.28)	–	–	–	14.71	(13.42)	8,546	2.33	2.32	2.19	(0.00)	65
2017	12.27	(0.08)	4.83	4.75	(0.03)	–	(0.03)	16.99	38.73	9,281	2.73	2.73	2.19	(0.52)	41
Royce International Premier Fund–Institutional Class [a]
2021	$17.64	$0.08	$0.99	$1.07	$(0.09)	$(0.80)	$(0.89)	$17.82	6.23%	$704,714	1.16%	1.16%	1.04%	0.44%	32%
2020	15.25	0.06	2.39	2.45	(0.06)	–	(0.06)	17.64	16.12	567,878	1.20	1.20	1.04	0.44	21
2019	11.39	(0.03)	3.98	3.95	(0.09)	–	(0.09)	15.25	34.68	366,870	1.19	1.19	1.04	0.57	40
2018	12.98	(0.00)	(1.53)	(1.53)	(0.06)	–	(0.06)	11.39	(11.78)[1]	32,340	1.34 [2]	1.34 [2]	1.04 [2]	0.84 [2]	65
Royce Micro-Cap Fund–Investment Class
2021	$12.74	$(0.07)	$3.84	$3.77	$–	$(3.10)	$(3.10)	$13.41	31.02%	$209,032	1.20%	1.20%	1.20%	(0.43)%	26%
2020	11.02	(0.05)	2.71	2.66	–	(0.94)	(0.94)	12.74	24.50	174,339	1.29	1.29	1.24	(0.46)	25
2019	9.35	(0.05)	2.02	1.97	–	(0.30)	(0.30)	11.02	21.16	158,112	1.51	1.50	1.36	(0.46)	21
2018	11.64	(0.05)	(0.94)	(0.99)	–	(1.30)	(1.30)	9.35	(8.94)	117,040	1.50	1.50	1.49	(0.43)	24
2017	11.92	(0.03)	0.66	0.63	(0.01)	(0.90)	(0.91)	11.64	5.43	166,935	1.51	1.51	1.49	(0.28)	26
Royce Micro-Cap Fund–Service Class
2021	$12.45	$(0.11)	$3.74	$3.63	$–	$(3.03)	$(3.03)	$13.05	30.64%	$197,089	1.51%	1.51%	1.49%	(0.73)%	26%
2020	10.79	(0.07)	2.65	2.58	–	(0.92)	(0.92)	12.45	24.26	168,285	1.60	1.60	1.49	(0.71)	25
2019	9.15	(0.01)	1.94	1.93	–	(0.29)	(0.29)	10.79	21.22	164,956	1.51	1.51	1.50	(0.09)	21
2018	11.41	(0.07)	(0.91)	(0.98)	–	(1.28)	(1.28)	9.15	(9.09)	8,053	1.90	1.89	1.61	(0.56)	24
2017	11.69	(0.05)	0.65	0.60	–	(0.88)	(0.88)	11.41	5.32	13,880	1.86	1.86	1.61	(0.40)	26

a The Class commenced operations on May 2, 2018.

1 Not annualized

2 Annualized

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 63

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Micro-Cap Fund–Consultant Class
2021	$9.62	$(0.18)	$2.89	$2.71	$–	$(2.33)	$(2.33)	$10.00	29.56%	$15,777	2.30%	2.30%	2.30%	(1.53)%	26%
2020	8.42	(0.13)	2.04	1.91	–	(0.71)	(0.71)	9.62	23.04	14,025	2.41	2.41	2.41	(1.63)	25
2019	7.23	(0.13)	1.55	1.42	–	(0.23)	(0.23)	8.42	19.72	14,204	2.59	2.59	2.58	(1.69)	21
2018	9.10	(0.14)	(0.72)	(0.86)	–	(1.01)	(1.01)	7.23	(9.93)	16,680	2.56	2.56	2.56	(1.50)	24
2017	9.41	(0.13)	0.53	0.40	–	(0.71)	(0.71)	9.10	4.35	24,396	2.54	2.54	2.54	(1.34)	26
Royce Opportunity Fund–Investment Class
2021	$15.84	$(0.06)	$4.75	$4.69	$–	$(3.77)	$(3.77)	$16.76	30.85%	$1,332,050	1.21%	1.21%	1.21%	(0.30)%	69%
2020	12.52	(0.03)	3.35	3.32	–	–	–	15.84	26.52	786,849	1.24	1.23	1.23	(0.28)	53
2019	9.92	(0.06)	2.86	2.80	–	(0.20)	(0.20)	12.52	28.21	609,316	1.23	1.22	1.22	(0.50)	47
2018	13.58	(0.04)	(2.61)	(2.65)	–	(1.01)	(1.01)	9.92	(19.97)	557,003	1.20	1.20	1.20	(0.30)	47
2017	12.85	(0.04)	2.79	2.75	–	(2.02)	(2.02)	13.58	21.88	805,660	1.18	1.18	1.18	(0.28)	43
Royce Opportunity Fund–Service Class
2021	$14.66	$(0.11)	$4.39	$4.28	$–	$(3.60)	$(3.60)	$15.34	30.43%	$109,440	1.50%	1.50%	1.49%	(0.61)%	69%
2020	11.61	(0.06)	3.11	3.05	–	–	–	14.66	26.27	131,725	1.54	1.54	1.49	(0.54)	53
2019	9.23	(0.09)	2.65	2.56	–	(0.18)	(0.18)	11.61	27.79	46,032	1.55	1.55	1.49	(0.77)	47
2018	12.66	(0.07)	(2.42)	(2.49)	–	(0.94)	(0.94)	9.23	(20.14)	48,797	1.52	1.52	1.49	(0.59)	47
2017	12.02	(0.08)	2.61	2.53	–	(1.89)	(1.89)	12.66	21.46	96,663	1.53	1.53	1.49	(0.61)	43
Royce Opportunity Fund–Consultant Class
2021	$12.61	$(0.21)	$3.78	$3.57	$–	$(2.94)	$(2.94)	$13.24	29.46%	$14,871	2.26%	2.26%	2.26%	(1.35)%	69%
2020	10.09	(0.14)	2.66	2.52	–	–	–	12.61	24.98	13,477	2.45	2.45	2.45	(1.50)	53
2019	8.09	(0.16)	2.32	2.16	–	(0.16)	(0.16)	10.09	26.70	8,621	2.41	2.41	2.41	(1.67)	47
2018	11.19	(0.16)	(2.12)	(2.28)	–	(0.82)	(0.82)	8.09	(20.81)	9,831	2.30	2.29	2.29	(1.39)	47
2017	10.71	(0.16)	2.31	2.15	–	(1.67)	(1.67)	11.19	20.50	20,574	2.27	2.27	2.27	(1.37)	43
Royce Opportunity Fund–Institutional Class
2021	$16.22	$(0.03)	$4.84	$4.81	$–	$(3.82)	$(3.82)	$17.21	30.89%	$291,961	1.08%	1.08%	1.08%	(0.18)%	69%
2020	12.80	(0.02)	3.44	3.42	–	–	–	16.22	26.72	340,877	1.12	1.12	1.12	(0.17)	53
2019	10.13	(0.05)	2.92	2.87	–	(0.20)	(0.20)	12.80	28.36	230,439	1.12	1.12	1.12	(0.39)	47
2018	13.84	(0.02)	(2.66)	(2.68)	–	(1.03)	(1.03)	10.13	(19.83)	227,261	1.08	1.08	1.08	(0.17)	47
2017	13.08	(0.02)	2.84	2.82	–	(2.06)	(2.06)	13.84	22.02	639,057	1.07	1.07	1.07	(0.17)	43
Royce Opportunity Fund–R Class
2021	$14.03	$(0.16)	$4.20	$4.04	$–	$(3.27)	$(3.27)	$14.80	30.01%	$51,537	1.81%	1.81%	1.81%	(0.90)%	69%
2020	11.16	(0.09)	2.96	2.87	–	–	–	14.03	25.72	36,065	1.88	1.87	1.87	(0.93)	53
2019	8.90	(0.12)	2.55	2.43	–	(0.17)	(0.17)	11.16	27.38	31,230	1.86	1.85	1.85	(1.13)	47
2018	12.25	(0.11)	(2.33)	(2.44)	–	(0.91)	(0.91)	8.90	(20.42)	26,337	1.84	1.84	1.84	(0.93)	47
2017	11.67	(0.12)	2.53	2.41	–	(1.83)	(1.83)	12.25	21.06	39,311	1.82	1.82	1.82	(0.92)	43

64 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Pennsylvania Mutual Fund–Investment Class
2021	$10.24	$0.02	$2.11	$2.13	$(0.01)	$(2.71)	$(2.72)	$9.65	22.05%	$1,605,587	0.91%	0.91%	0.91%	0.15%	60%
2020	9.44	0.03	1.29	1.32	(0.06)	(0.46)	(0.52)	10.24	14.08	1,426,472	0.95	0.95	0.95	0.37	32
2019	7.75	0.04	2.01	2.05	(0.02)	(0.34)	(0.36)	9.44	26.56	1,429,042	0.95	0.94	0.94	0.39	30
2018	10.52	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.75	(9.66)	1,203,967	0.92	0.92	0.92	0.33	35
2017	11.02	0.06	1.68	1.74	(0.06)	(2.18)	(2.24)	10.52	16.24	1,622,523	0.92	0.92	0.92	0.47	27
Royce Pennsylvania Mutual Fund–Service Class
2021	$10.23	$(0.02)	$2.11	$2.09	$–	$(2.70)	$(2.70)	$9.62	21.64%	$84,060	1.27%	1.27%	1.27%	(0.22)%	60%
2020	9.42	0.02	1.28	1.30	(0.03)	(0.46)	(0.49)	10.23	13.88	78,789	1.25	1.24	1.13	0.23	32
2019	7.77	(0.00)	2.00	2.00	(0.01)	(0.34)	(0.35)	9.42	25.75	142,864	1.31	1.30	1.30	(0.01)	30
2018	10.56	(0.01)	(0.96)	(0.97)	–	(1.82)	(1.82)	7.77	(9.96)	32,191	1.30	1.30	1.30	(0.07)	35
2017	11.03	0.01	1.69	1.70	–	(2.17)	(2.17)	10.56	15.88	54,938	1.27	1.27	1.27	0.07	27
Royce Pennsylvania Mutual Fund–Consultant Class
2021	$8.07	$(0.08)	$1.66	$1.58	$–	$(2.12)	$(2.12)	$7.53	20.78%	$249,816	1.92%	1.92%	1.92%	(0.86)%	60%
2020	7.47	(0.04)	1.00	0.96	–	(0.36)	(0.36)	8.07	12.94	238,595	1.96	1.96	1.96	(0.64)	32
2019	6.18	(0.04)	1.60	1.56	–	(0.27)	(0.27)	7.47	25.25	262,007	1.96	1.95	1.95	(0.62)	30
2018	8.46	(0.06)	(0.77)	(0.83)	–	(1.45)	(1.45)	6.18	(10.56)	249,004	1.93	1.93	1.93	(0.69)	35
2017	8.90	(0.05)	1.35	1.30	–	(1.74)	(1.74)	8.46	15.06	361,569	1.93	1.92	1.92	(0.54)	27
Royce Pennsylvania Mutual Fund–Institutional Class
2021	$10.27	$0.03	$2.12	$2.15	$(0.01)	$(2.73)	$(2.74)	$9.68	22.10%	$199,842	0.86%	0.86%	0.86%	0.21%	60%
2020	9.47	0.04	1.28	1.32	(0.06)	(0.46)	(0.52)	10.27	14.10	163,944	0.89	0.89	0.89	0.42	32
2019	7.78	0.04	2.02	2.06	(0.03)	(0.34)	(0.37)	9.47	26.53	106,564	0.89	0.89	0.89	0.45	30
2018	10.55	0.04	(0.97)	(0.93)	(0.02)	(1.82)	(1.84)	7.78	(9.56)	83,908	0.88	0.88	0.88	0.40	35
2017	11.04	0.09	1.67	1.76	(0.07)	(2.18)	(2.25)	10.55	16.44	53,367	0.83	0.83	0.83	0.42	27
Royce Pennsylvania Mutual Fund–R Class
2021	$9.56	$(0.07)	$1.96	$1.89	$–	$(2.51)	$(2.51)	$8.94	21.00%	$9,515	1.73%	1.73%	1.73%	(0.66)%	60%
2020	8.84	(0.04)	1.19	1.15	–	(0.43)	(0.43)	9.56	13.07	8,121	1.83	1.83	1.83	(0.51)	32
2019	7.30	(0.03)	1.89	1.86	–	(0.32)	(0.32)	8.84	25.48	8,853	1.75	1.74	1.74	(0.41)	30
2018	9.94	(0.03)	(0.91)	(0.94)	–	(1.70)	(1.70)	7.30	(10.15)	10,014	1.58	1.57	1.57	(0.34)	35
2017	10.44	(0.04)	1.58	1.54	–	(2.04)	(2.04)	9.94	15.25	15,136	1.73	1.73	1.73	(0.36)	27
Royce Premier Fund–Investment Class
2021	$13.59	$(0.03)	$2.16	$2.13	$(0.01)	$(2.74)	$(2.75)	$12.97	16.36%	$1,401,347	1.17%	1.17%	1.17%	(0.19)%	20%
2020	12.88	0.05	1.41	1.46	(0.12)	(0.63)	(0.75)	13.59	11.50	1,414,718	1.21	1.21	1.21	0.41	23
2019	11.62	0.05	3.87	3.92	(0.05)	(2.61)	(2.66)	12.88	34.13	1,505,821	1.20	1.19	1.19	0.32	19
2018	16.60	0.02	(1.60)	(1.58)	(0.01)	(3.39)	(3.40)	11.62	(10.40)	1,398,965	1.17	1.17	1.17	0.11	23
2017	15.51	0.00	3.63	3.63	(0.02)	(2.52)	(2.54)	16.60	23.77	1,978,847	1.16	1.16	1.16	0.00	8

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 65

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Premier Fund–Service Class
2021	$13.22	$(0.07)	$2.09	$2.02	$–	$(2.66)	$(2.66)	$12.58	15.98%	$36,488	1.56%	1.56%	1.49%	(0.50)%	20%
2020	12.54	0.01	1.37	1.38	(0.09)	(0.61)	(0.70)	13.22	11.16	29,588	1.57	1.57	1.49	0.12	23
2019	11.31	(0.01)	3.78	3.77	–	(2.54)	(2.54)	12.54	33.65	29,696	1.57	1.57	1.46	(0.06)	19
2018	16.15	(0.03)	(1.55)	(1.58)	–	(3.26)	(3.26)	11.31	(10.66)	41,738	1.52	1.52	1.48	(0.19)	23
2017	15.13	(0.06)	3.53	3.47	–	(2.45)	(2.45)	16.15	23.32	54,557	1.53	1.53	1.49	(0.34)	8
Royce Premier Fund–Consultant Class
2021	$10.60	$(0.15)	$1.67	$1.52	$–	$(2.12)	$(2.12)	$10.00	15.01%	$16,016	2.29%	2.29%	2.29%	(1.30)%	20%
2020	10.09	(0.07)	1.09	1.02	(0.02)	(0.49)	(0.51)	10.60	10.19	15,686	2.34	2.34	2.34	(0.72)	23
2019	9.17	(0.10)	3.05	2.95	–	(2.03)	(2.03)	10.09	32.55	17,585	2.26	2.26	2.26	(0.91)	19
2018	13.21	(0.12)	(1.27)	(1.39)	–	(2.65)	(2.65)	9.17	(11.41)	21,370	2.21	2.21	2.21	(0.93)	23
2017	12.46	(0.14)	2.89	2.75	–	(2.00)	(2.00)	13.21	22.49	31,489	2.21	2.21	2.21	(1.06)	8
Royce Premier Fund–Institutional Class
2021	$13.80	$(0.02)	$2.19	$2.17	$(0.02)	$(2.79)	$(2.81)	$13.16	16.39%	$273,853	1.09%	1.09%	1.09%	(0.11)%	20%
2020	13.08	0.05	1.44	1.49	(0.13)	(0.64)	(0.77)	13.80	11.53	266,587	1.15	1.15	1.15	0.44	23
2019	11.79	0.05	3.94	3.99	(0.05)	(2.65)	(2.70)	13.08	34.23	244,343	1.15	1.15	1.15	0.33	19
2018	16.82	0.03	(1.63)	(1.60)	(0.02)	(3.41)	(3.43)	11.79	(10.41)	197,697	1.12	1.12	1.12	0.16	23
2017	15.72	0.01	3.68	3.69	(0.03)	(2.56)	(2.59)	16.82	23.85	250,119	1.09	1.09	1.09	0.07	8
Royce Premier Fund–R Class
2021	$12.49	$(0.13)	$1.99	$1.86	$–	$(2.51)	$(2.51)	$11.84	15.51%	$8,073	1.93%	1.93%	1.93%	(0.95)%	20%
2020	11.86	(0.04)	1.29	1.25	(0.04)	(0.58)	(0.62)	12.49	10.64	9,418	1.95	1.95	1.95	(0.33)	23
2019	10.73	(0.05)	3.57	3.52	–	(2.39)	(2.39)	11.86	33.17	10,949	1.90	1.90	1.90	(0.43)	19
2018	15.39	(0.08)	(1.48)	(1.56)	–	(3.10)	(3.10)	10.73	(11.01)	9,715	1.80	1.80	1.80	(0.52)	23
2017	14.47	(0.12)	3.37	3.25	–	(2.33)	(2.33)	15.39	22.88	12,841	1.90	1.90	1.90	(0.75)	8
Royce Small-Cap Value Fund–Investment Class
2021	$8.61	$0.02	$2.41	$2.43	$(0.01)	$(0.60)	$(0.61)	$10.43	28.48%	$44,621	1.31%	1.31%	1.24%	0.20%	53%
2020	9.57	0.06	(0.66)	(0.60)	(0.17)	(0.19)	(0.36)	8.61	(6.25)	34,523	1.39	1.39	1.24	0.76	61
2019	8.35	0.09	1.46	1.55	(0.08)	(0.25)	(0.33)	9.57	18.60	53,234	1.30	1.30	1.24	0.84	64
2018	10.16	0.05	(0.73)	(0.68)	(0.04)	(1.09)	(1.13)	8.35	(7.05)	56,433	1.26	1.26	1.24	0.45	64
2017	10.03	0.04	0.50	0.54	(0.06)	(0.35)	(0.41)	10.16	5.49	66,094	1.26	1.25	1.24	0.44	61
Royce Small-Cap Value Fund–Service Class
2021	$8.58	$(0.01)	$2.41	$2.40	$–	$(0.60)	$(0.60)	$10.38	28.24%	$81,840	1.55%	1.55%	1.49%	(0.06)%	53%
2020	9.54	0.04	(0.66)	(0.62)	(0.15)	(0.19)	(0.34)	8.58	(6.47)	75,502	1.62	1.62	1.49	0.50	61
2019	8.33	0.07	1.44	1.51	(0.05)	(0.25)	(0.30)	9.54	18.21	102,465	1.56	1.55	1.49	0.65	64
2018	10.12	0.02	(0.72)	(0.70)	(0.01)	(1.08)	(1.09)	8.33	(7.17)	111,855	1.53	1.53	1.49	0.19	64
2017	9.98	0.02	0.50	0.52	(0.03)	(0.35)	(0.38)	10.12	5.27	152,232	1.51	1.51	1.49	0.17	61

66 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Small-Cap Value Fund–Consultant Class
2021	$7.57	$(0.11)	$2.11	$2.00	$–	$(0.51)	$(0.51)	$9.06	26.75%	$5,269	2.66%	2.66%	2.66%	(1.22)%	53%
2020	8.44	(0.05)	(0.60)	(0.65)	(0.06)	(0.16)	(0.22)	7.57	(7.71)	3,899	2.74	2.73	2.73	(0.71)	61
2019	7.40	(0.04)	1.30	1.26	–	(0.22)	(0.22)	8.44	17.03	7,486	2.44	2.44	2.44	(0.50)	64
2018	9.06	(0.06)	(0.64)	(0.70)	–	(0.96)	(0.96)	7.40	(8.07)	9,641	2.35	2.34	2.34	(0.66)	64
2017	8.98	(0.06)	0.45	0.39	–	(0.31)	(0.31)	9.06	4.44	13,111	2.32	2.32	2.32	(0.66)	61
Royce Small-Cap Value Fund–R Class
2021	$8.22	$(0.05)	$2.29	$2.24	$–	$(0.58)	$(0.58)	$9.88	27.51%	$8,093	2.03%	2.03%	1.99%	(0.54)%	53%
2020	9.16	(0.00)	(0.64)	(0.64)	(0.12)	(0.18)	(0.30)	8.22	(6.95)	7,142	2.10	2.10	1.99	(0.02)	61
2019	8.00	0.01	1.40	1.41	(0.01)	(0.24)	(0.25)	9.16	17.68	8,083	1.98	1.98	1.97	0.11	64
2018	9.75	(0.03)	(0.68)	(0.71)	–	(1.04)	(1.04)	8.00	(7.62)	8,254	1.92	1.92	1.92	(0.26)	64
2017	9.63	(0.02)	0.48	0.46	–	(0.34)	(0.34)	9.75	4.81	14,620	1.88	1.88	1.88	(0.21)	61
Royce Smaller-Companies Growth Fund–Investment Class
2021	$11.06	$(0.11)	$0.83	$0.72	$–	$(3.04)	$(3.04)	$8.74	8.09%	$106,318	1.19%	1.19%	1.19%	(0.91)%	50%
2020	8.21	(0.07)	4.06	3.99	–	(1.14)	(1.14)	11.06	49.61	112,668	1.25	1.25	1.24	(0.86)	61
2019	6.86	(0.05)	1.68	1.63	–	(0.28)	(0.28)	8.21	23.92	91,670	1.25	1.24	1.24	(0.69)	53
2018	10.93	(0.07)	(0.86)	(0.93)	–	(3.14)	(3.14)	6.86	(9.94)	87,213	1.21	1.21	1.21	(0.62)	61
2017	11.22	(0.09)	2.08	1.99	–	(2.28)	(2.28)	10.93	18.20	119,745	1.19	1.19	1.19	(0.67)	64
Royce Smaller-Companies Growth Fund–Service Class
2021	$10.74	$(0.15)	$0.82	$0.67	$–	$(2.96)	$(2.96)	$8.45	7.78%	$178,553	1.51%	1.51%	1.49%	(1.21)%	50%
2020	7.99	(0.09)	3.95	3.86	–	(1.11)	(1.11)	10.74	49.26	181,591	1.54	1.54	1.49	(1.11)	61
2019	6.69	(0.07)	1.65	1.58	–	(0.28)	(0.28)	7.99	23.67	154,236	1.55	1.54	1.49	(0.93)	53
2018	10.69	(0.10)	(0.85)	(0.95)	–	(3.05)	(3.05)	6.69	(10.22)	156,057	1.52	1.52	1.49	(0.90)	61
2017	11.01	(0.12)	2.03	1.91	–	(2.23)	(2.23)	10.69	17.80	228,008	1.49	1.49	1.47	(0.96)	64
Royce Smaller-Companies Growth Fund–Consultant Class
2021	$9.08	$(0.20)	$0.69	$0.49	$–	$(2.48)	$(2.48)	$7.09	6.97%	$7,544	2.40%	2.40%	2.24%	(1.96)%	50%
2020	6.81	(0.13)	3.34	3.21	–	(0.94)	(0.94)	9.08	48.05	8,080	2.54	2.54	2.24	(1.86)	61
2019	5.74	(0.11)	1.42	1.31	–	(0.24)	(0.24)	6.81	22.85	6,298	2.52	2.51	2.11	(1.71)	53
2018	9.28	(0.16)	(0.72)	(0.88)	–	(2.66)	(2.66)	5.74	(10.95)	6,328	2.40	2.40	2.24	(1.66)	61
2017	9.63	(0.18)	1.77	1.59	–	(1.94)	(1.94)	9.28	16.92	10,119	2.36	2.36	2.24	(1.73)	64
Royce Smaller-Companies Growth Fund–Institutional Class
2021	$11.23	$(0.11)	$0.85	$0.74	$–	$(3.10)	$(3.10)	$8.87	8.16%	$7,278	1.41%	1.41%	1.16%	(0.88)%	50%
2020	8.33	(0.07)	4.13	4.06	–	(1.16)	(1.16)	11.23	49.70	5,646	1.44	1.44	1.23	(0.85)	61
2019	6.95	(0.05)	1.72	1.67	–	(0.29)	(0.29)	8.33	24.10	8,021	1.35	1.35	1.17	(0.62)	53
2018	11.06	(0.06)	(0.88)	(0.94)	–	(3.17)	(3.17)	6.95	(9.94)	7,165	1.28	1.28	1.08	(0.49)	61
2017	11.35	(0.09)	2.11	2.02	–	(2.31)	(2.31)	11.06	18.23	9,315	1.21	1.21	1.21	(0.70)	64

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 67

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Special Equity Fund–Investment Class
2021	$18.22	$0.17	$3.86	$4.03	$(0.20)	$(2.96)	$(3.16)	$19.09	22.50%	$755,338	1.20%	1.20%	1.20%	0.82%	42%
2020	17.59	0.27	1.03	1.30	(0.26)	(0.41)	(0.67)	18.22	7.43	702,556	1.23	1.23	1.23	1.68	39
2019	17.43	0.21	1.98	2.19	(0.21)	(1.82)	(2.03)	17.59	12.63	819,015	1.21	1.21	1.21	0.99	20
2018	21.79	0.23	(2.31)	(2.08)	(0.22)	(2.06)	(2.28)	17.43	(9.86)	909,113	1.18	1.18	1.18	1.04	21
2017	22.02	0.13	1.56	1.69	(0.12)	(1.80)	(1.92)	21.79	7.87	1,142,224	1.17	1.17	1.17	0.54	15
Royce Special Equity Fund–Service Class
2021	$18.19	$0.12	$3.85	$3.97	$(0.16)	$(2.94)	$(3.10)	$19.06	22.19%	$57,738	1.54%	1.54%	1.46%	0.57%	42%
2020	17.56	0.24	1.04	1.28	(0.24)	(0.41)	(0.65)	18.19	7.29	46,671	1.60	1.60	1.39	1.49	39
2019	17.41	0.16	1.99	2.15	(0.17)	(1.83)	(2.00)	17.56	12.40	60,070	1.58	1.58	1.39	0.80	20
2018	21.76	0.20	(2.33)	(2.13)	(0.18)	(2.04)	(2.22)	17.41	(10.13)	62,706	1.51	1.50	1.39	0.88	21
2017	21.98	0.08	1.56	1.64	(0.07)	(1.79)	(1.86)	21.76	7.66	108,001	1.50	1.50	1.39	0.32	15
Royce Special Equity Fund–Consultant Class
2021	$16.60	$(0.05)	$3.50	$3.45	$(0.01)	$(2.67)	$(2.68)	$17.37	21.16%	$25,068	2.31%	2.31%	2.31%	(0.29)%	42%
2020	16.05	0.09	0.92	1.01	(0.09)	(0.37)	(0.46)	16.60	6.27	18,852	2.31	2.31	2.31	0.59	39
2019	15.90	(0.02)	1.82	1.80	(0.00)	(1.65)	(1.65)	16.05	11.38	24,793	2.25	2.25	2.25	(0.12)	20
2018	19.86	0.01	(2.10)	(2.09)	(0.01)	(1.86)	(1.87)	15.90	(10.83)	30,234	2.19	2.19	2.19	0.04	21
2017	20.16	(0.10)	1.43	1.33	–	(1.63)	(1.63)	19.86	6.77	46,654	2.21	2.20	2.20	(0.49)	15
Royce Special Equity Fund–Institutional Class
2021	$18.06	$0.19	$3.82	$4.01	$(0.22)	$(2.93)	$(3.15)	$18.92	22.63%	$238,810	1.11%	1.11%	1.11%	0.92%	42%
2020	17.43	0.30	1.01	1.31	(0.28)	(0.40)	(0.68)	18.06	7.52	194,911	1.15	1.15	1.15	1.84	39
2019	17.28	0.22	1.96	2.18	(0.22)	(1.81)	(2.03)	17.43	12.65	187,785	1.14	1.14	1.14	1.04	20
2018	21.61	0.25	(2.30)	(2.05)	(0.24)	(2.04)	(2.28)	17.28	(9.81)	202,317	1.11	1.11	1.11	1.14	21
2017	21.84	0.14	1.55	1.69	(0.14)	(1.78)	(1.92)	21.61	7.96	247,004	1.09	1.09	1.09	0.60	15
Royce Total Return Fund–Investment Class
2021	$9.34	$0.12	$2.21	$2.33	$(0.13)	$(2.76)	$(2.89)	$8.78	25.78%	$1,016,331	1.20%	1.20%	1.20%	1.09%	64%
2020	10.93	0.17	0.19	0.36	(0.21)	(1.74)	(1.95)	9.34	3.82	893,868	1.24	1.24	1.24	1.88	61
2019	9.71	0.16	2.10	2.26	(0.15)	(0.89)	(1.04)	10.93	23.45	1,026,074	1.21	1.21	1.21	1.42	21
2018	13.58	0.20	(1.78)	(1.58)	(0.19)	(2.10)	(2.29)	9.71	(12.46)	1,036,211	1.18	1.18	1.18	1.45	22
2017	13.68	0.14	1.67	1.81	(0.12)	(1.79)	(1.91)	13.58	13.65	1,550,893	1.19	1.19	1.19	1.00	12
Royce Total Return Fund–Service Class
2021	$9.62	$0.09	$2.28	$2.37	$(0.07)	$(2.84)	$(2.91)	$9.08	25.54%	$80,478	1.52%	1.52%	1.49%	0.78%	64%
2020	11.27	0.16	0.18	0.34	(0.19)	(1.80)	(1.99)	9.62	3.51	69,634	1.55	1.55	1.49	1.64	61
2019	9.97	0.13	2.16	2.29	(0.08)	(0.91)	(0.99)	11.27	23.08	77,177	1.52	1.52	1.49	1.13	21
2018	13.88	0.16	(1.82)	(1.66)	(0.11)	(2.14)	(2.25)	9.97	(12.71)	83,368	1.52	1.52	1.48	1.15	22
2017	13.98	0.10	1.69	1.79	(0.07)	(1.82)	(1.89)	13.88	13.24	97,854	1.49	1.48	1.48	0.72	12

68 | The Royce Funds 2021 Annual Report to Shareholders	THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS

Financial Highlights

This table is presented to show selected data for a share outstanding throughout each year or other indicated period and to assist shareholders in evaluating a Fund’s performance for the periods presented. Per share amounts have been determined on the basis of the weighted average number of shares outstanding during the period.

											Ratio of Expenses to Average Net Assets
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments and Foreign Currency	Total Distributions	Net Asset Value, End of Period	Total Return	Net Assets, End of Period (in thousands)	Prior to Fee Waivers, Expense Reimbursements and Balance Credits	Prior to Fee Waivers and Expense Reimbursements	Net of Fee Waivers and Expense Reimbursements	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate
Royce Total Return Fund–Consultant Class
2021	$9.75	$0.01	$2.31	$2.32	$(0.01)	$(2.88)	$(2.89)	$9.18	24.63%	$112,649	2.18%	2.18%	2.18%	0.09%	64%
2020	11.31	0.09	0.18	0.27	(0.03)	(1.80)	(1.83)	9.75	2.76	110,179	2.22	2.22	2.22	0.88	61
2019	10.02	0.05	2.17	2.22	(0.02)	(0.91)	(0.93)	11.31	22.18	150,175	2.20	2.20	2.20	0.43	21
2018	13.95	0.06	(1.82)	(1.76)	(0.02)	(2.15)	(2.17)	10.02	(13.26)	160,540	2.17	2.17	2.17	0.45	22
2017	14.07	0.01	1.70	1.71	–	(1.83)	(1.83)	13.95	12.53	247,914	2.16	2.16	2.16	0.04	12
Royce Total Return Fund–Institutional Class
2021	$9.17	$0.13	$2.17	$2.30	$(0.14)	$(2.72)	$(2.86)	$8.61	25.91%	$279,510	1.10%	1.10%	1.10%	1.19%	64%
2020	10.77	0.18	0.18	0.36	(0.24)	(1.72)	(1.96)	9.17	3.87	208,605	1.13	1.13	1.13	1.98	61
2019	9.58	0.17	2.07	2.24	(0.18)	(0.87)	(1.05)	10.77	23.59	232,479	1.13	1.13	1.13	1.49	21
2018	13.40	0.21	(1.76)	(1.55)	(0.21)	(2.06)	(2.27)	9.58	(12.39)	218,268	1.09	1.09	1.09	1.53	22
2017	13.52	0.16	1.64	1.80	(0.15)	(1.77)	(1.92)	13.40	13.80	310,603	1.06	1.06	1.06	1.13	12
Royce Total Return Fund–R Class
2021	$9.76	$0.05	$2.31	$2.36	$(0.04)	$(2.88)	$(2.92)	$9.20	25.01%	$27,040	1.85%	1.85%	1.85%	0.42%	64%
2020	11.38	0.12	0.18	0.30	(0.12)	(1.80)	(1.92)	9.76	3.08	30,027	1.89	1.88	1.88	1.23	61
2019	10.06	0.09	2.18	2.27	(0.03)	(0.92)	(0.95)	11.38	22.66	36,345	1.85	1.84	1.84	0.76	21
2018	13.99	0.11	(1.83)	(1.72)	(0.06)	(2.15)	(2.21)	10.06	(12.96)	45,145	1.81	1.81	1.81	0.82	22
2017	14.09	0.06	1.71	1.77	(0.03)	(1.84)	(1.87)	13.99	12.97	54,979	1.80	1.80	1.80	0.40	12

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS	The Royce Funds 2021 Annual Report to Shareholders | 69

Notes to Financial Statements

Summary of Significant Accounting Policies:

Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund (the “Fund” or “Funds”), are the eleven series of The Royce Fund (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Classes of shares have equal rights as to earnings and assets, except that each class may bear different fees and expenses for distribution, shareholder servicing, registration and shareholder reports, and receive different compensating balance credits and expense reimbursements. Investment income, realized and unrealized capital gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class of shares based on its relative net assets.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services-Investment Companies.”

Royce & Associates, LP, the Funds’ investment adviser, is a majority-owned subsidiary of Franklin Resources, Inc. and primarily conducts business using the name Royce Investment Partners (“Royce”). At December 31, 2021, officers and employees of Royce, Fund trustees, the Royce retirement plans and other affiliates owned more than 10% of the following Fund:

Royce Global Financial Services Fund 12%

VALUATION OF INVESTMENTS:

Securities are valued as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Funds value their non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (“1940 Act”), under procedures approved by the Trust’s Board of Trustees, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, a Fund may fair value the security. The Funds use an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by a Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of each Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 –	quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements). The table below includes all Level 2 securities. Level 2 securities with values based on quoted prices for similar securities are noted in the Schedules of Investments.
Level 3 –	significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

70 | The Royce Funds 2021 Annual Report to Shareholders

VALUATION OF INVESTMENTS (continued):

The following is a summary of the inputs used to value each Fund’s investments as of December 31, 2021. For a detailed breakout of common stocks by sector classification or country, please refer to the Schedules of Investments.

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Royce Dividend Value Fund
Common Stocks	$73,606,003	$–	$–	$73,606,003
Repurchase Agreement	–	2,690,108	–	2,690,108
Royce Global Financial Services Fund
Common Stocks	35,087,464	–	–	35,087,464
Repurchase Agreement	–	3,236,285	–	3,236,285
Royce International Premier Fund
Common Stocks	1,166,156,336	–	–	1,166,156,336
Preferred Stocks	28,032,884	–	–	28,032,884
Repurchase Agreement	–	58,034,150	–	58,034,150
Royce Micro-Cap Fund
Common Stocks	406,760,757	259,740	666,497	407,686,994
Repurchase Agreement	–	15,244,270	–	15,244,270
Money Market Fund/Collateral Received for Securities Loaned	827,269	–	–	827,269
Royce Opportunity Fund
Common Stocks	1,748,470,424	5,089,142	49	1,753,559,615
Repurchase Agreement	–	42,681,217	–	42,681,217
Money Market Fund/Collateral Received for Securities Loaned	3,651,391	–	–	3,651,391
Royce Pennsylvania Mutual Fund
Common Stocks	2,097,139,853	7,504,536	0	2,104,644,389
Repurchase Agreement	–	33,979,828	–	33,979,828
Money Market Fund/Collateral Received for Securities Loaned	11,352,400	–	–	11,352,400
Royce Premier Fund
Common Stocks	1,640,794,062	32,386,844	–	1,673,180,906
Repurchase Agreement	–	62,015,718	–	62,015,718
Royce Small-Cap Value Fund
Common Stocks	135,073,991	–	–	135,073,991
Repurchase Agreement	–	4,698,139	–	4,698,139
Royce Smaller-Companies Growth Fund
Common Stocks	278,859,904	–	–	278,859,904
Repurchase Agreement	–	21,722,702	–	21,722,702
Money Market Fund/Collateral Received for Securities Loaned	14,874,213	–	–	14,874,213
Royce Special Equity Fund
Common Stocks	892,086,299	18,762,646	–	910,848,945
Repurchase Agreement	–	162,932,275	–	162,932,275
Royce Total Return Fund
Common Stocks	1,489,685,995	–	0	1,489,685,995
Preferred Stocks	21,986,126	–	–	21,986,126
Repurchase Agreement	–	5,380,814	–	5,380,814

Level 3 Reconciliation:

	BALANCE AS OF 12/31/20	PURCHASES	TRANSFERS IN [1]	SALES	REALIZED GAIN (LOSS) [2]	UNREALIZED GAIN (LOSS) [2]	BALANCE AS OF 12/31/21
Royce Micro-Cap Fund
Common Stocks	$690,000	$–	$666,497	$–	$–	$(690,000)	$666,497
Royce Opportunity Fund
Common Stocks	–	–	49	–	–	–	49
Royce Pennsylvania Mutual Fund
Common Stocks	0	–	–	–	–	–	0
Royce Total Return Fund
Common Stocks	506,127	–	–	614,038	(3,470,385)	3,578,296	0

[1]	Transfers into Level 3 represent securities for which there were no longer readily available market quotations at December 31, 2021.
[2]	The net change in unrealized appreciation (depreciation) is included in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized. Net realized gain (loss) from investments and foreign currency transactions is included in the accompanying Statement of Operations.

The Royce Funds 2021 Annual Report to Shareholders | 71

Notes to Financial Statements (continued)

REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements with institutions that the Funds’ investment adviser has determined are creditworthy. Each Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of each Fund to dispose of its underlying securities. The remaining contractual maturities of repurchase agreements held by the Funds at December 31, 2021 are overnight and continuous.

FOREIGN CURRENCY:

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, expiration of currency forward contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at the end of the reporting period, as a result of changes in foreign currency exchange rates.

The Funds do not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

SECURITIES LENDING:

The Funds loan securities through a lending agent, State Street Bank and Trust Company, to qualified institutional investors for the purpose of earning additional income. The lending agent receives and holds collateral from such borrowers to secure their obligations to the Funds. Such loans must be secured at all times by collateral in an amount at least equal to the market value of the loaned securities. The market values of the loaned securities and the collateral fluctuate and are determined at the close of each business day by the lending agent. Borrowers are required to post additional collateral to the lending agent on the next succeeding business day in the event of a collateral shortfall. Counterparty risk is further reduced by loaning securities only to parties that participate in a Global Securities Lending Program organized and monitored by the lending agent and that are deemed by it to satisfy its requirements and by having the lending agent enter into securities lending agreements with such borrowers. The lending agent is not affiliated with Royce.

Collateral may be in the form of cash or U.S. Treasuries. Cash collateral is invested in certain money market pooled investment vehicles. The Funds record a liability in their respective Statements of Assets and Liabilities for the return of such cash collateral during periods in which securities are on loan. The Funds bear the risk of loss for any decrease in the market value of the loaned securities or the investments purchased with cash collateral received from the borrowers.

Pursuant to the agreement in place between the Funds and the lending agent, if a borrower fails to return loaned securities, and the cash collateral being maintained by the lending agent on behalf of such borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent shall, at its option, either replace the loaned securities or pay the amount of the shortfall to the Funds. In the event of the bankruptcy of a borrower, the Funds could experience delay in recovering the loaned securities or only recover cash or a security of equivalent value.

Loans of securities generally do not have stated maturity dates, and the Funds may recall a security at any time. The Funds’ securities lending income consists of the income earned on investing cash collateral, plus any premium payments received for lending certain securities, less any rebates paid to borrowers and lending agent fees associated with the loan. Pursuant to the agreement in place between the Funds and the lending agent, the Funds are responsible for any shortfall in the event the value of the investments purchased with cash collateral is insufficient to pay the rebate fee to the borrower.

The following table presents cash collateral and the market value of securities on loan collateralized by cash collateral held by the Funds at December 31, 2021:

	CASH COLLATERAL[1]	SECURITIES ON LOAN COLLATERALIZED BY CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$827,269	$(781,989)	$45,280
Royce Opportunity Fund	3,651,391	(3,632,958)	18,433
Royce Pennsylvania Mutual Fund	11,352,400	(10,824,796)	527,604
Royce Smaller-Companies Growth Fund	14,874,213	(14,027,253)	846,960

[1]	Absent an event of default, assets and liabilities are presented gross and not offset in the Statements of Assets and Liabilities. The contractual maturity of cash collateral is overnight and continuous.

72 | The Royce Funds 2021 Annual Report to Shareholders

SECURITIES LENDING (continued):

The following table presents non-cash collateral and the market value of securities on loan collateralized by non-cash collateral held by the Funds’ custodian at December 31, 2021:

	NON-CASH COLLATERAL	SECURITIES ON LOAN COLLATERALIZED BY NON-CASH COLLATERAL	NET AMOUNT
Royce Micro-Cap Fund	$8,441,211	$(8,252,609)	$188,602
Royce Opportunity Fund	34,359,635	(33,505,442)	854,193
Royce Pennsylvania Mutual Fund	14,715,302	(13,563,208)	1,152,094
Royce Small-Cap Value Fund	1,552,406	(1,518,928)	33,478
Royce Smaller-Companies Growth Fund	14,545,365	(14,229,020)	316,345

DISTRIBUTIONS AND TAXES:

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that each Fund distributes substantially all of its taxable income for its fiscal year.

Royce Dividend Value Fund and Royce Total Return Fund pay any dividends from net investment income quarterly and make any distributions from net realized gains annually in December. The other Funds pay any dividends and capital gain distributions annually in December. Dividends from net investment income and distributions from capital gains are determined at a class level. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

CAPITAL GAINS TAXES:

The Funds may be subject to a tax imposed on capital gains on securities of issuers domiciled in certain countries. The Funds record an estimated deferred tax liability for gains in these securities that have been held for less than one year. This amount, if any, is reported as deferred capital gains tax in the accompanying Statements of Assets and Liabilities, assuming those positions were disposed of at the end of the period, and accounted for as a reduction in the market value of the security.

INVESTMENT TRANSACTIONS AND RELATED INVESTMENT INCOME:

Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Interest income is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield-to-maturity method. Realized gains and losses from investment transactions are determined on the basis of identified cost for book and tax purposes.

EXPENSES:

The Funds incur direct and indirect expenses. Expenses directly attributable to a Fund are charged to the Fund’s operations, while expenses applicable to more than one of the Royce Funds are allocated equitably. Certain personnel, occupancy costs and other administrative expenses related to all of the Royce Funds are allocated by Royce under an administration agreement and are included in administrative and office facilities and legal expenses.

COMPENSATING BALANCE CREDITS:

The Funds have arrangements with their custodian bank and transfer agent, whereby a portion of the custodian’s fee and transfer agent’s fee is paid indirectly by credits earned on a Fund’s cash on deposit with the bank and transfer agent. These deposit arrangements are an alternative to purchasing overnight investments. Conversely, a Fund pays interest to the custodian on any cash overdrafts, to the extent they are not offset by credits earned on positive cash balances.

LINE OF CREDIT:

The Funds, along with certain other Royce Funds, participate in a $65 million line of credit (“Credit Agreement”) with State Street Bank and Trust Company to be used for temporary or emergency purposes. This revolving Credit Agreement expires on October 7, 2022. Pursuant to the Credit Agreement, each participating Fund is liable for a portion of the commitment fee for the credit facility and for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at a variable rate equal to the Applicable Rate plus the Applicable Margin. The term Applicable Rate means, for any day, a rate equal to the sum of (a) 0.10%, plus (b) the higher of (i) the Federal Funds Effective Rate for such day, or (ii) the Overnight Bank Funding Rate for such day. The term Applicable Margin means 1.25%. The Funds did not utilize the line of credit during the year ended December 31, 2021.

The Royce Funds 2021 Annual Report to Shareholders | 73

Notes to Financial Statements (continued)

Capital Share Transactions (in dollars):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Royce Dividend Value Fund
Investment Class	$4,059,720	$7,191,951	$6,255,221	$2,949,058	$(12,328,934)	$(28,741,034)	$(2,013,993)	$(18,600,025)
Service Class	624,759	644,642	2,121,953	948,324	(4,091,270)	(6,078,959)	(1,344,558)	(4,485,993)
Consultant Class	17,465	11,980	149,739	46,021	(98,159)	(378,765)	69,045	(320,764)
Institutional Class	59,431	185,589	122,259	44,783	(43,869)	(260,490)	137,821	(30,118)
Royce Global Financial Services Fund
Service Class	6,577,740	3,804,511	1,493,301	1,530,984	(9,076,838)	(10,742,359)	(1,005,797)	(5,406,864)
Institutional Class	392,172	–	490,070	490,704	(6,217)	(12,598)	876,025	478,106
Royce International Premier Fund
Investment Class	116,385,707	204,010,079	17,304,166	916,927	(146,158,506)	(149,175,342)	(12,468,633)	55,751,664
Service Class	8,681,331	26,685,353	2,320,181	–	(22,027,412)	(37,653,405)	(11,025,900)	(10,968,052)
Consultant Class	238,697	576,990	302,929	–	(1,437,849)	(2,303,772)	(896,223)	(1,726,782)
Institutional Class	191,546,144	187,478,073	21,236,509	1,123,513	(80,776,073)	(64,694,078)	132,006,580	123,907,508
Royce Micro-Cap Fund
Investment Class	26,166,336	7,333,691	35,324,986	11,024,344	(37,741,646)	(23,791,270)	23,749,676	(5,433,235)
Service Class	5,902,180	2,833,711	34,403,989	11,018,041	(23,681,021)	(28,817,547)	16,625,148	(14,965,795)
Consultant Class	91,238	215,088	2,788,315	907,664	(2,114,078)	(2,739,012)	765,475	(1,616,260)
Royce Opportunity Fund
Investment Class	909,585,405	171,205,300	212,409,964	–	(596,255,404)	(146,632,037)	525,739,965	24,573,263
Service Class	115,744,785	74,701,884	19,323,015	–	(176,700,574)	(18,878,148)	(41,632,774)	55,823,736
Consultant Class	2,520,066	4,354,940	2,576,218	–	(4,857,761)	(2,009,384)	238,523	2,345,556
Institutional Class	187,501,000	159,214,915	54,524,149	–	(325,587,852)	(119,168,031)	(83,562,703)	40,046,884
R Class	19,167,914	5,428,658	9,409,270	–	(14,565,113)	(8,263,137)	14,012,071	(2,834,479)
Royce Pennsylvania Mutual Fund
Investment Class	133,236,353	129,712,233	321,945,640	62,415,440	(225,701,416)	(280,753,528)	229,480,577	(88,625,855)
Service Class	77,966,809	11,914,461	16,976,489	3,351,244	(89,179,394)	(78,783,903)	5,763,904	(63,518,198)
Consultant Class	2,796,661	4,275,481	51,391,322	9,558,258	(35,033,854)	(49,044,206)	19,154,129	(35,210,467)
Institutional Class	108,306,266	66,450,769	43,369,949	7,982,989	(107,814,269)	(31,062,664)	43,861,946	43,371,094
R Class	1,794,969	762,130	2,135,458	345,260	(2,111,593)	(2,294,846)	1,818,834	(1,187,456)
Royce Premier Fund
Investment Class	106,716,414	180,850,254	201,105,839	61,454,622	(287,548,189)	(387,040,459)	20,274,064	(144,735,583)
Service Class	14,435,396	8,349,210	6,046,944	1,387,591	(12,048,579)	(11,085,656)	8,433,761	(1,348,855)
Consultant Class	118,942	779,765	2,688,134	689,259	(1,911,296)	(3,774,843)	895,780	(2,305,819)
Institutional Class	88,840,619	87,405,548	46,812,431	13,980,733	(120,919,662)	(100,897,299)	14,733,388	488,982
R Class	333,549	597,038	1,430,819	449,228	(2,971,274)	(2,802,246)	(1,206,906)	(1,755,980)
Royce Small-Cap Value Fund
Investment Class	6,525,775	3,457,167	2,309,669	1,216,083	(6,530,656)	(15,806,198)	2,304,788	(11,132,948)
Service Class	2,982,199	2,271,024	4,167,486	2,650,395	(16,534,978)	(18,681,676)	(9,385,293)	(13,760,257)
Consultant Class	860,233	248,256	255,409	112,639	(509,924)	(2,586,024)	605,718	(2,225,129)
R Class	2,441,657	1,341,968	466,938	253,771	(3,346,669)	(1,830,036)	(438,074)	(234,297)
Royce Smaller-Companies Growth Fund
Investment Class	31,489,085	4,059,712	19,936,818	8,872,763	(40,246,678)	(19,744,579)	11,179,225	(6,812,104)
Service Class	17,231,454	4,157,959	44,252,911	16,456,391	(33,104,492)	(36,694,110)	28,379,873	(16,079,760)
Consultant Class	23,195	72,295	1,908,240	730,139	(1,103,977)	(877,865)	827,458	(75,431)
Institutional Class	2,728,335	648,706	1,851,226	520,741	(1,486,523)	(4,957,343)	3,093,038	(3,787,896)
Royce Special Equity Fund
Investment Class	121,262,899	175,354,994	93,229,234	21,056,949	(204,584,467)	(324,990,330)	9,907,666	(128,578,387)
Service Class	17,100,065	20,262,269	7,161,186	1,314,464	(15,075,774)	(36,815,552)	9,185,477	(15,238,819)
Consultant Class	7,651,086	748,171	3,066,063	454,137	(5,125,345)	(7,248,754)	5,591,804	(6,046,446)
Institutional Class	56,739,669	173,759,435	23,784,552	4,804,761	(46,905,182)	(174,962,098)	33,619,039	3,602,098
Royce Total Return Fund
Investment Class	165,781,541	152,290,416	229,840,473	141,179,953	(240,787,980)	(284,116,987)	154,834,034	9,353,382
Service Class	26,413,084	18,551,062	18,522,033	11,684,426	(31,366,709)	(26,772,474)	13,568,408	3,463,014
Consultant Class	1,295,728	2,633,113	25,379,612	16,711,733	(21,836,127)	(38,528,825)	4,839,213	(19,183,979)
Institutional Class	102,146,125	75,965,309	67,746,029	35,429,144	(84,529,829)	(105,570,702)	85,362,325	5,823,751
R Class	4,675,698	3,797,612	6,650,410	5,028,346	(14,663,079)	(10,058,352)	(3,336,971)	(1,232,394)

74 | The Royce Funds 2021 Annual Report to Shareholders

Capital Share Transactions (in shares):

	SHARES SOLD		SHARES ISSUED FOR REINVESTMENT OF DISTRIBUTIONS		SHARES REDEEMED		NET INCREASE (DECREASE) IN SHARES OUTSTANDING
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20
Royce Dividend Value Fund
Investment Class	597,759	1,491,917	1,004,092	505,159	(1,826,156)	(5,548,817)	(224,305)	(3,551,741)
Service Class	87,469	110,691	327,936	155,513	(583,911)	(1,092,901)	(168,506)	(826,697)
Consultant Class	2,301	1,626	20,290	6,502	(12,152)	(60,476)	10,439	(52,348)
Institutional Class	8,971	35,276	19,950	7,729	(6,700)	(58,716)	22,221	(15,711)
Royce Global Financial Services Fund
Service Class	529,857	404,322	127,089	148,495	(720,226)	(1,167,633)	(63,280)	(614,816)
Institutional Class	23,717	–	31,926	36,729	(404)	(962)	55,239	35,767
Royce International Premier Fund
Investment Class	6,404,093	14,592,460	997,991	54,906	(8,000,230)	(10,718,019)	(598,146)	3,929,347
Service Class	399,923	1,574,067	111,708	–	(1,011,419)	(2,208,142)	(499,788)	(634,075)
Consultant Class	10,355	30,314	13,782	–	(59,363)	(127,076)	(35,226)	(96,762)
Institutional Class	10,502,184	12,732,043	1,224,006	67,236	(4,372,610)	(4,668,427)	7,353,580	8,130,852
Royce Micro-Cap Fund
Investment Class	1,679,399	796,798	2,790,283	899,213	(2,562,221)	(2,365,898)	1,907,461	(669,887)
Service Class	390,449	296,175	2,792,531	919,703	(1,591,829)	(2,986,275)	1,591,151	(1,770,397)
Consultant Class	8,029	25,771	295,059	98,020	(182,910)	(353,855)	120,178	(230,064)
Royce Opportunity Fund
Investment Class	46,829,638	14,661,281	13,325,594	–	(30,327,827)	(13,657,249)	29,827,405	1,004,032
Service Class	6,458,725	6,849,928	1,324,401	–	(9,633,721)	(1,826,392)	(1,850,595)	5,023,536
Consultant Class	165,086	454,655	204,462	–	(314,729)	(240,344)	54,819	214,311
Institutional Class	9,437,181	13,611,720	3,330,736	–	(16,826,206)	(10,590,136)	(4,058,289)	3,021,584
R Class	1,097,275	565,983	668,272	–	(853,589)	(793,591)	911,958	(227,608)
Royce Pennsylvania Mutual Fund
Investment Class	11,535,799	15,208,886	34,918,649	6,235,307	(19,375,279)	(33,501,741)	27,079,169	(12,057,548)
Service Class	6,771,205	1,396,869	1,847,279	335,124	(7,579,796)	(9,188,921)	1,038,688	(7,456,928)
Consultant Class	313,298	641,767	7,137,684	1,211,439	(3,852,945)	(7,355,627)	3,598,037	(5,502,421)
Institutional Class	9,058,325	7,639,708	4,683,580	795,118	(9,060,627)	(3,728,269)	4,681,278	4,706,557
R Class	167,145	101,253	249,761	36,926	(202,597)	(290,280)	214,309	(152,101)
Royce Premier Fund
Investment Class	7,384,195	16,310,049	16,011,612	4,620,630	(19,450,154)	(33,679,066)	3,945,653	(12,748,387)
Service Class	1,003,487	750,092	496,465	107,233	(837,328)	(986,464)	662,624	(129,139)
Consultant Class	10,306	85,497	277,413	66,403	(166,627)	(414,639)	121,092	(262,739)
Institutional Class	5,715,214	7,594,039	3,671,563	1,035,610	(7,905,009)	(7,985,684)	1,481,768	643,965
R Class	24,599	57,807	124,745	36,732	(221,309)	(263,346)	(71,965)	(168,807)
Royce Small-Cap Value Fund
Investment Class	669,061	506,019	230,276	143,745	(630,400)	(2,203,807)	268,937	(1,554,043)
Service Class	289,142	330,143	417,584	314,400	(1,615,922)	(2,585,606)	(909,196)	(1,941,063)
Consultant Class	94,431	38,081	29,324	15,140	(56,758)	(425,583)	66,997	(372,362)
R Class	246,103	207,737	49,151	31,408	(344,878)	(252,973)	(49,624)	(13,828)
Royce Smaller-Companies Growth Fund
Investment Class	2,901,010	490,453	2,413,659	858,101	(3,340,198)	(2,323,038)	1,974,471	(974,484)
Service Class	1,426,653	481,738	5,538,537	1,639,083	(2,744,346)	(4,507,093)	4,220,844	(2,386,272)
Consultant Class	2,323	10,070	284,812	86,000	(112,984)	(131,084)	174,151	(35,014)
Institutional Class	214,208	75,338	220,910	49,642	(117,034)	(584,614)	318,084	(459,634)
Royce Special Equity Fund
Investment Class	5,959,352	10,858,599	4,996,208	1,158,248	(9,958,593)	(20,023,301)	996,967	(8,006,454)
Service Class	822,632	1,282,416	384,184	72,382	(744,037)	(2,209,225)	462,779	(854,427)
Consultant Class	400,306	50,624	180,463	27,391	(273,618)	(487,054)	307,151	(409,039)
Institutional Class	2,827,346	11,083,103	1,286,347	266,635	(2,284,477)	(11,328,678)	1,829,216	21,060
Royce Total Return Fund
Investment Class	15,913,267	17,443,229	26,713,010	15,382,416	(22,616,714)	(30,941,230)	20,009,563	1,884,415
Service Class	2,344,739	1,967,665	2,085,738	1,235,560	(2,801,404)	(2,812,704)	1,629,073	390,521
Consultant Class	116,620	294,027	2,839,663	1,743,701	(1,983,657)	(4,014,620)	972,626	(1,976,892)
Institutional Class	9,428,489	7,809,989	8,018,807	3,929,141	(7,744,779)	(10,576,324)	9,702,517	1,162,806
R Class	409,104	418,932	740,127	524,317	(1,286,978)	(1,061,005)	(137,747)	(117,756)

The Royce Funds 2021 Annual Report to Shareholders | 75

Notes to Financial Statements (continued)

Investment Adviser and Distributor:

INVESTMENT ADVISER:

Under the Trust’s investment advisory agreements with Royce, Royce is entitled to receive investment advisory fees in respect of each Fund that are computed daily and payable monthly. Royce has contractually agreed, without right of termination, to waive fees and/or reimburse expenses (excluding brokerage commissions, taxes, interest, litigation expenses, acquired fund fees and expenses, and other expenses not borne in the ordinary course of business) to the extent necessary to maintain certain Funds’ net annual operating expense ratios at specified levels through April 30, 2022. To the extent that they impacted net expenses for the year ended December 31, 2021, the effects of those arrangements are shown below. See the Prospectuses for contractual waivers and expiration dates for all classes of all Funds.

	ANNUAL CONTRACTUAL						YEAR ENDED
	ADVISORY FEE AS A	COMMITTED NET ANNUAL OPERATING EXPENSE RATIO CAP					DECEMBER 31, 2021
	PERCENTAGE OF AVERAGE	Investment	Service	Consultant	Institutional		Net advisory	Advisory fees
	NET ASSETS[1]	Class	Class	Class	Class	R Class	fees	waived
Royce Dividend Value Fund	0.85%	1.09%	1.34%	2.09%	1.09%	N/A	$659,299	$–
Royce Global Financial Services Fund	1.00%	N/A	1.49%[3]	N/A	1.49%[3]	N/A	397,726	–
Royce International Premier Fund	1.00%	1.19%	1.44%	2.19%	1.04%	N/A	11,668,910	774,555
Royce Micro-Cap Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	4,099,315	–
Royce Opportunity Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	19,692,832	–
Royce Pennsylvania Mutual Fund	0.76%[2]	N/A	N/A	N/A	N/A	N/A	16,653,958	–
Royce Premier Fund	1.00%	N/A	1.49%	N/A	N/A	N/A	17,965,482	–
Royce Small-Cap Value Fund	1.00%	1.24%	1.49%	N/A	N/A	1.99%	1,391,283	–
Royce Smaller-Companies Growth Fund	1.00%	N/A	1.49%	2.24%	1.16%	N/A	3,397,206	–
Royce Special Equity Fund	1.00%	N/A	1.49%[4]	N/A	N/A	N/A	10,826,951	–
Royce Total Return Fund	1.00%	N/A	1.49%[3]	N/A	N/A	N/A	15,239,276	–
[1]	From a base annual rate of 1.00% (0.85% for Royce Dividend Value Fund), the annual rates of investment advisory fees payable by each of the Funds, other than Royce Pennsylvania Mutual Fund, are reduced by the indicated amount at the following breakpoints applicable to a Fund’s net assets in excess of $2 billion: more than $2 billion to $3 billion – .05% per annum; more than $3 billion to $4 billion – .10% per annum; over $4 billion – .15% per annum.

[2]	Royce Pennsylvania Mutual Fund’s fees are calculated at the annual rate of 1.00% of the first $50 million of the Fund’s average net assets, 0.875% of the next $50 million of average net assets and 0.75% of average net assets in excess of $100 million.

[3]	Committed net annual operating expense ratio cap excludes acquired fund fees and expenses.

[4]	Royce Special Equity Fund’s committed net annual operating expense ratio cap was increased from 1.39% to 1.49% for Service Class, effective May 1, 2021.

DISTRIBUTOR:

Royce Fund Services, LLC (“RFS”), the distributor of the Trust’s shares, is a wholly owned subsidiary of Royce. RFS is entitled to receive distribution fees that are computed daily and payable monthly.

	ANNUAL CONTRACTUAL DISTRIBUTION FEE AS A	YEAR ENDED DECEMBER 31, 2021
	PERCENTAGE OF AVERAGE NET ASSETS	Net distribution fees	Distribution fees waived
Royce Dividend Value Fund – Service Class	0.25%	$50,006	$–
Royce Dividend Value Fund – Consultant Class	1.00%	13,727	–
Royce Global Financial Services Fund – Service Class	0.25%	67,489	9,203
Royce International Premier Fund – Service Class	0.25%	161,285	–
Royce International Premier Fund – Consultant Class	1.00%	91,910	–
Royce Micro-Cap Fund – Service Class	0.25%	486,136	–
Royce Micro-Cap Fund – Consultant Class	1.00%	160,971	–
Royce Opportunity Fund – Service Class	0.25%	367,270	–
Royce Opportunity Fund – Consultant Class	1.00%	159,522	–
Royce Opportunity Fund – R Class	0.50%	248,988	–
Royce Pennsylvania Mutual Fund – Service Class	0.25%	268,756	2,510
Royce Pennsylvania Mutual Fund – Consultant Class	1.00%	2,575,844	–
Royce Pennsylvania Mutual Fund – R Class	0.50%	47,367	–
Royce Premier Fund – Service Class	0.25%	82,681	–
Royce Premier Fund – Consultant Class	1.00%	163,315	–
Royce Premier Fund – R Class	0.50%	43,753	–
Royce Small-Cap Value Fund – Service Class	0.25%	207,706	–
Royce Small-Cap Value Fund – Consultant Class	1.00%	44,782	–
Royce Small-Cap Value Fund – R Class	0.50%	41,274	–
Royce Smaller-Companies Growth Fund – Service Class	0.25%	500,314	–
Royce Smaller-Companies Growth Fund – Consultant Class	1.00%	85,061	–
Royce Special Equity Fund – Service Class	0.25%	137,427	–
Royce Special Equity Fund – Consultant Class	1.00%	234,407	–
Royce Total Return Fund – Service Class	0.25%	203,793	–
Royce Total Return Fund – Consultant Class	1.00%	1,199,022	–
Royce Total Return Fund – R Class	0.50%	162,918	–

76 | The Royce Funds 2021 Annual Report to Shareholders

Purchases and Sales of Investment Securities:

For the year ended December 31, 2021, the costs of purchases and the proceeds from sales of investment securities, other than short-term securities and collateral received for securities loaned, were as follows:

	PURCHASES	SALES[1]
Royce Dividend Value Fund	$–	$12,730,679
Royce Global Financial Services Fund	1,852,764	5,525,058
Royce International Premier Fund	425,881,359	375,164,681
Royce Micro-Cap Fund	100,409,905	152,805,256
Royce Opportunity Fund	1,298,847,790	1,226,462,389
Royce Pennsylvania Mutual Fund	1,260,363,820	1,413,270,262
Royce Premier Fund	344,165,787	590,240,948
Royce Small-Cap Value Fund	70,983,028	88,033,793
Royce Smaller-Companies Growth Fund	159,804,640	205,381,769
Royce Special Equity Fund	377,864,870	450,578,592
Royce Total Return Fund	950,702,983	1,009,687,367

1 Excludes the value of securities delivered as a result of redemptions-in-kind.

Cross trades were executed by the Funds pursuant to Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds to which Royce serves as investment adviser. The Trust’s Chief Compliance Officer reviews such transactions each quarter for compliance with the requirements and restrictions set forth by Rule 17a-7, and reports the results of that review to the Board of Trustees. Cross trades for the year ended December 31, 2021, were as follows:

	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)
Royce Global Financial Services Fund	$–	$ 216,069	$ (203,584)
Royce International Premier Fund	324,002	–	–
Royce Micro-Cap Fund	478,333	2,747,350	851,747
Royce Opportunity Fund	23,248,476	1,398,559	(298,722)
Royce Pennsylvania Mutual Fund	15,478,528	8,529,022	(2,039,491)
Royce Premier Fund	9,906,235	3,226,400	(2,241,047)
Royce Special Equity Fund	–	113,834	78,523
Royce Total Return Fund	2,503,601	5,589,922	(1,101,089)

Redemptions-In-Kind:

The Funds may make payment for Fund shares redeemed wholly or in part by distributing portfolio securities to shareholders. The net realized gain will not be realized for tax purposes. For the year ended December 31, 2021, the following funds had redemptions-in-kind:

	AMOUNT REDEEMED IN-KIND	REALIZED GAIN
Royce Pennsylvania Mutual Fund	$41,702,385	$21,653,661
Royce Premier Fund	47,562,017	26,331,890
Royce Total Return Fund	37,576,901	12,965,893

Class Specific Expenses:

Class specific expenses were as follows for the year ended December 31, 2021:

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Dividend Value Fund – Investment Class	$–	$77,525	$6,731	$19,306	$(25)	$103,537	$67,608
Royce Dividend Value Fund – Service Class	50,006	36,637	3,234	14,061	(15)	103,923	40,898
Royce Dividend Value Fund – Consultant Class	13,727	7,141	670	12,049	(1)	33,586	18,966
Royce Dividend Value Fund – Institutional Class	–	6,758	150	11,361	(1)	18,268	17,669
	63,733	128,061	10,785	56,777	(42)		145,141
Royce Global Financial Services Fund – Service Class	67,489	49,659	5,520	19,431	(20)	142,079	78,271
Royce Global Financial Services Fund – Institutional Class	–	6,638	27	13,591	–	20,256	1,504
	67,489	56,297	5,547	33,022	(20)		79,775

The Royce Funds 2021 Annual Report to Shareholders | 77

Notes to Financial Statements (continued)

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce International Premier Fund – Investment Class	$–	$549,104	$34,153	$33,963	$(56)	$617,164	$–
Royce International Premier Fund – Service Class	161,285	103,721	5,125	13,915	(11)	284,035	24,634
Royce International Premier Fund – Consultant Class	91,910	12,397	1,137	12,046	(2)	117,488	11,646
Royce International Premier Fund – Institutional Class	–	174,154	163,147	29,662	(1,519)	365,444	365,444
	253,195	839,376	203,562	89,586	(1,588)		401,724
Royce Micro-Cap Fund – Investment Class	–	165,165	42,289	17,753	(276)	224,931	–
Royce Micro-Cap Fund – Service Class	486,136	301,733	18,057	19,706	(32)	825,600	34,538
Royce Micro-Cap Fund – Consultant Class	160,971	19,790	2,569	12,396	(10)	195,716	–
	647,107	486,688	62,915	49,855	(318)		34,538
Royce Opportunity Fund – Investment Class	–	1,548,272	195,297	107,834	(554)	1,850,849	–
Royce Opportunity Fund – Service Class	367,270	227,000	21,226	20,972	(14)	636,454	9,233
Royce Opportunity Fund – Consultant Class	159,522	17,075	1,797	11,647	(6)	190,035	–
Royce Opportunity Fund – Institutional Class	–	18,389	16,538	26,357	(93)	61,191	–
Royce Opportunity Fund – R Class	248,988	106,589	1,911	12,604	(10)	370,082	–
	775,780	1,917,325	236,769	179,414	(677)		9,233
Royce Pennsylvania Mutual Fund – Investment Class	–	1,109,820	163,732	31,909	(950)	1,304,511	–
Royce Pennsylvania Mutual Fund – Service Class	268,756	173,946	12,045	20,614	(42)	475,319	–
Royce Pennsylvania Mutual Fund – Consultant Class	2,575,844	179,355	29,980	17,138	(130)	2,802,187	–
Royce Pennsylvania Mutual Fund – Institutional Class	–	17,078	16,489	22,735	(58)	56,244	–
Royce Pennsylvania Mutual Fund – R Class	47,367	26,769	2,151	8,537	(11)	84,813	–
	2,891,967	1,506,968	224,397	100,933	(1,191)		–
Royce Premier Fund – Investment Class	–	1,232,251	121,158	31,811	(446)	1,384,774	–
Royce Premier Fund – Service Class	82,681	56,132	7,378	14,242	(15)	160,418	22,908
Royce Premier Fund – Consultant Class	163,315	20,628	2,007	12,093	(8)	198,035	–
Royce Premier Fund – Institutional Class	–	11,717	26,081	14,367	(34)	52,131	–
Royce Premier Fund – R Class	43,753	24,503	1,639	4,963	(2)	74,856	–
	289,749	1,345,231	158,263	77,476	(505)		22,908
Royce Small-Cap Value Fund – Investment Class	–	58,290	8,596	15,240	(54)	82,072	28,941
Royce Small-Cap Value Fund – Service Class	207,706	125,806	11,512	18,389	(25)	363,388	53,277
Royce Small-Cap Value Fund – Consultant Class	44,782	11,651	934	11,884	(5)	69,246	–
Royce Small-Cap Value Fund – R Class	41,274	25,100	1,178	7,819	(6)	75,365	3,303
	293,762	220,847	22,220	53,332	(90)		85,521
Royce Smaller-Companies Growth Fund – Investment Class	–	85,207	21,714	16,713	(132)	123,502	–
Royce Smaller-Companies Growth Fund – Service Class	500,314	302,475	16,151	23,642	(31)	842,551	41,273
Royce Smaller-Companies Growth Fund – Consultant Class	85,061	13,021	1,310	12,203	(5)	111,590	13,735
Royce Smaller-Companies Growth Fund – Institutional Class	–	6,971	380	13,386	(1)	20,736	16,286
	585,375	407,674	39,555	65,944	(169)		71,294

78 | The Royce Funds 2021 Annual Report to Shareholders

Class Specific Expenses (continued):

	NET DISTRIBUTION FEES	SHAREHOLDER SERVICING	SHAREHOLDER REPORTS	REGISTRATION	TRANSFER AGENT BALANCE CREDITS	TOTAL	CLASS LEVEL EXPENSES REIMBURSED BY INVESTMENT ADVISER
Royce Special Equity Fund – Investment Class	$–	$811,047	$85,378	$34,768	$(398)	$930,795	$–
Royce Special Equity Fund – Service Class	137,427	96,731	5,889	12,669	(12)	252,704	42,615
Royce Special Equity Fund – Consultant Class	234,407	33,474	9,032	12,282	(39)	289,156	–
Royce Special Equity Fund – Institutional Class	–	17,787	23,467	23,981	(107)	65,128	–
	371,834	959,039	123,766	83,700	(556)		42,615
Royce Total Return Fund – Investment Class	–	973,401	189,687	35,719	(393)	1,198,414	–
Royce Total Return Fund – Service Class	203,793	132,603	10,491	13,533	(25)	360,395	26,297
Royce Total Return Fund – Consultant Class	1,199,022	95,731	13,233	13,276	(52)	1,321,210	–
Royce Total Return Fund – Institutional Class	–	9,786	28,955	14,837	(13)	53,565	–
Royce Total Return Fund – R Class	162,918	75,964	3,626	7,641	(17)	250,132	–
	1,565,733	1,287,485	245,992	85,006	(500)		26,297

Tax Information:

At December 31, 2021, net unrealized appreciation (depreciation) based on identified cost for tax purposes was as follows:

		NET UNREALIZED APPRECIATION	GROSS UNREALIZED
	TAX BASIS COST	(DEPRECIATION)	Appreciation	(Depreciation)
Royce Dividend Value Fund	$31,147,587	$45,148,524	$45,664,886	$516,362
Royce Global Financial Services Fund	21,227,324	17,096,425	18,261,094	1,164,669
Royce International Premier Fund	1,022,071,318	230,152,052	296,424,812	66,272,760
Royce Micro-Cap Fund	275,704,402	148,054,131	169,212,362	21,158,231
Royce Opportunity Fund	1,392,145,537	407,746,686	490,656,433	82,909,747
Royce Pennsylvania Mutual Fund	1,409,607,770	740,368,847	792,971,347	52,602,500
Royce Premier Fund	928,965,223	806,231,401	821,753,590	15,522,189
Royce Small-Cap Value Fund	102,732,640	37,039,490	39,002,086	1,962,596
Royce Smaller-Companies Growth Fund	226,851,792	88,605,027	100,849,552	12,244,525
Royce Special Equity Fund	827,068,510	246,712,710	263,840,472	17,127,762
Royce Total Return Fund	1,173,257,425	343,795,510	385,366,976	41,571,466

The primary causes of the difference between book and tax basis cost are the timing of the recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships, underlying investments and mark-to-market of Passive Foreign Investment Companies.

Distributions during the years ended December 31, 2021 and 2020, were characterized as follows for tax purposes:

	ORDINARY INCOME		LONG-TERM CAPITAL GAINS		RETURN OF CAPITAL
	2021	2020	2021	2020	2021	2020
Royce Dividend Value Fund	$590,238	$1,343,015	$9,174,538	$3,072,729	$612	$–
Royce Global Financial Services Fund	1,124,557	118,498	1,033,749	2,059,840	–	–
Royce International Premier Fund	5,751,838	3,194,667	54,248,823	–	–	48,255
Royce Micro-Cap Fund	9,652,843	–	71,053,385	24,918,670	–	–
Royce Opportunity Fund	90,710,580	–	265,900,785	–	–	–
Royce Pennsylvania Mutual Fund	42,700,145	9,295,173	437,429,695	82,152,089	–	–
Royce Premier Fund	908,951	14,872,440	312,568,124	77,865,265	–	–
Royce Small-Cap Value Fund	28,469	2,100,141	7,697,144	2,570,913	–	–
Royce Smaller-Companies Growth Fund	13,787,403	–	64,121,109	29,163,704	–	–
Royce Special Equity Fund	52,776,581	13,517,035	104,584,804	20,524,246	–	–
Royce Total Return Fund	84,924,753	24,529,558	300,708,916	211,882,829	–	–

The Royce Funds 2021 Annual Report to Shareholders | 79

Notes to Financial Statements (continued)

Tax Information (continued):

The tax basis components of distributable earnings at December 31, 2021, were as follows:

	UNDISTRIBUTED ORDINARY INCOME		UNDISTRIBUTED LONG-TERM CAPITAL GAINS OR (CAPITAL LOSS CARRYFORWARD)		NET UNREALIZED APPRECIATION (DEPRECIATION)[1]	QUALIFIED LATE YEAR ORDINARY AND POST-OCTOBER LOSS DEFERRALS[2]	TOTAL DISTRIBUTABLE EARNINGS	CAPITAL LOSS CARRYFORWARD UTILIZED
Royce Dividend Value Fund	$–		$–		$45,148,295	$(2,256)	$45,146,039	$–
Royce Global Financial Services Fund	213,571		322,343		17,092,085	(263,514)	17,364,485	–
Royce International Premier Fund	372,602	[3]	18,736,567	[3]	230,195,205	(64,570)	249,239,804	38,282,295
Royce Micro-Cap Fund	1,947,989		10,843,758		148,054,145	(14)	160,845,878	–
Royce Opportunity Fund	6,184,582		53,766,782		407,580,546	–	467,531,910	–
Royce Pennsylvania Mutual Fund	4,443,309		39,095,436		740,369,497	–	783,908,242	–
Royce Premier Fund	–		39,019,695		806,231,399	(18,724,082)	826,527,012	–
Royce Small-Cap Value Fund	–		4,220,868		37,039,488	(1,794,868)	39,465,488	16,603,072
Royce Smaller-Companies Growth Fund	3,259,228		4,144,500		88,590,945	(974,238)	95,020,435	–
Royce Special Equity Fund	8,705,093		38,541,003		246,712,706	–	293,958,802	–
Royce Total Return Fund	7,343,376		48,538,181		343,811,856	–	399,693,413	–

[1]	Includes timing differences on foreign currency, recognition of losses on securities sold, investments in Real Estate Investment Trusts, investments in publicly traded partnerships, underlying investments and mark-to-market of Passive Foreign Investment Companies.

[2]	Under the current tax law, capital losses and qualified late year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. This column also includes passive activity losses and 857 (b)(9) adjustments.

[3]	A portion of these amounts ($175,786 ordinary income and $64,221 long-term gains) is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended December 31, 2021, the Funds recorded the following permanent reclassifications, which relate primarily to current net operating losses, distribution reclassifications, investments in Real Estate Investment Trusts, publicly traded partnerships, foreign currency transactions, foreign capital gains tax, redemptions-in-kind, return of capital distributions and gains from the sale of Passive Foreign Investment Companies. Results of operations and net assets were not affected by these reclassifications.

	TOTAL DISTRIBUTABLE EARNINGS (LOSS)	PAID-IN CAPITAL
Royce Dividend Value Fund	$612	$(612)
Royce Global Financial Services Fund	–	–
Royce International Premier Fund	1	(1)
Royce Micro-Cap Fund	34,102	(34,102)
Royce Opportunity Fund	(18,338)	18,338
Royce Pennsylvania Mutual Fund	(21,405,932)	21,405,932
Royce Premier Fund	(25,699,612)	25,699,612
Royce Small-Cap Value Fund	125,652	(125,652)
Royce Smaller-Companies Growth Fund	38,320	(38,320)
Royce Special Equity Fund	24,049	(24,049)
Royce Total Return Fund	(13,143,621)	13,143,621

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (2018 – 2021) and has concluded that as of December 31, 2021, no provision for income tax is required in the Funds’ financial statements.

Transactions in Affiliated Companies:

An “Affiliated Company,” as defined in the 1940 Act, is a company in which a fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2021:

AFFILIATED COMPANY [1]	SHARES 12/31/20	MARKET VALUE 12/31/20	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/21	MARKET VALUE 12/31/21
Royce International Premier Fund
AUSTRALIA – 2.3%
Bravura Solutions [2]	11,180,629	$27,783,984	$11,313,618	$1,606,282	$18,038	$(9,100,483)	$819,692	15,808,630	$28,408,875
		27,783,984			18,038	(9,100,483)	819,692		28,408,875

80 | The Royce Funds 2021 Annual Report to Shareholders

Transactions in Affiliated Companies (continued):

AFFILIATED COMPANY [1]	SHARES 12/31/20	MARKET VALUE 12/31/20	COSTS OF PURCHASES	PROCEEDS FROM SALES	REALIZED GAIN (LOSS)	CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)	DIVIDEND INCOME	SHARES 12/31/21	MARKET VALUE 12/31/21
Royce Opportunity Fund
HEALTH CARE – 0.4%
HEALTH CARE EQUIPMENT & SUPPLIES – 0.4%
IntriCon Corporation [2],[3]	395,910	$7,165,971	$2,267,559	$81,515	$(18,978)	$(1,467,189)	$–	486,447	$7,865,848
		7,165,971			(18,978)	(1,467,189)	–		7,865,848
INDUSTRIALS – 0.3%
CONSTRUCTION & ENGINEERING – 0.3%
Limbach Holdings [2],[3]			5,609,073	–	–	109,734	–	635,423	5,718,807
					–	109,734	–		5,718,807
INFORMATION TECHNOLOGY – 0.3%
COMMUNICATIONS EQUIPMENT – 0.3%
PCTEL [2],[3]	586,462	3,853,055	2,719,497	62,487	6,792	(843,495)	–	1,000,593	5,673,362
		3,853,055			6,792	(843,495)	–		5,673,362
		11,019,026			(12,186)	(2,200,950)	–		19,258,017
Royce Special Equity Fund
CONSUMER DISCRETIONARY– 10.1%
AUTO COMPONENTS – 5.7%
Standard Motor Products [2]	827,500	33,480,650	14,701,168	–	–	13,193,067	1,065,250	1,171,500	61,374,885
HOTELS, RESTAURANTS & LEISURE – 0.0%
Bowl America Cl. A [4]	347,000	3,270,475	–	2,979,032	(1,557,851)	1,266,408	192,000
HOUSEHOLD DURABLES – 4.4%
Flexsteel Industries [2]	767,500	26,839,475	–	–	–	(6,224,425)	460,500	767,500	20,615,050
Hooker Furnishings [2]	1,130,000	36,442,500	254,942	–	–	(10,228,082)	838,860	1,137,000	26,469,360
		63,281,975			–	(16,452,507)	1,299,360		47,084,410
		100,033,100			(1,557,851)	(1,993,032)	2,556,610		108,459,295
INDUSTRIALS – 6.4%
AEROSPACE & DEFENSE – 1.3%
National Presto Industries [4]	393,100	34,761,833	1,492,053	19,949,215	8,287,830	(10,589,980)	2,462,613
MACHINERY – 5.1%
Gencor Industries [2],[3]	1,065,000	13,099,500	11,460	–	–	(819,980)	–	1,066,000	12,290,980
Hurco Companies [2]	580,000	17,400,000	–	–	–	(174,000)	400,200	580,000	17,226,000
Miller Industries [2]	575,500	21,880,510	7,073,223	–	–	(3,770,133)	497,484	754,000	25,183,600
		52,380,010			–	(4,764,113)	897,684		54,700,580
		87,141,843			8,287,830	(15,354,093)	3,360,297		54,700,580
INFORMATION TECHNOLOGY – 1.9%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 1.9%
NVE Corporation [2]	124,000	6,966,320	11,948,003	–	–	1,582,507	893,803	300,100	20,496,830
		6,966,320			–	1,582,507	893,803		20,496,830
		194,141,263			6,729,979	(15,764,618)	6,810,710		183,656,705
Royce Total Return Fund
FINANCIALS – 1.7%
INSURANCE – 1.7%
Trean Insurance Group [2],[3]			38,301,457	610,638	47,958	(12,598,348)	–	2,821,597	25,140,429
					47,958	(12,598,348)	–		25,140,429

[1]	Percentages represent the percentages of the investments in the Affiliated Companies of the Fund’s net assets.

[2]	At December 31, 2021, the Fund owned 5% or more of the Company’s outstanding voting securities thereby making the Company an Affiliated Company as that term is defined in the Investment Company Act of 1940.

[3]	Non-income producing.

[4]	Not an Affiliated Company at December 31, 2021.

Subsequent Events:

Subsequent events have been evaluated through the date the financial statements were issued and it has been determined that no events have occurred that require disclosure.

The Royce Funds 2021 Annual Report to Shareholders | 81

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Royce Fund and Shareholders of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Royce Dividend Value Fund, Royce Global Financial Services Fund, Royce International Premier Fund, Royce Micro-Cap Fund, Royce Opportunity Fund, Royce Pennsylvania Mutual Fund, Royce Premier Fund, Royce Small-Cap Value Fund, Royce Smaller-Companies Growth Fund, Royce Special Equity Fund and Royce Total Return Fund (constituting The Royce Fund, hereafter collectively referred to as the “Funds”) as of December 31, 2021, the related statements of operations for the year ended December 31, 2021, the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 18, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

82 | The Royce Funds 2021 Annual Report to Shareholders

Understanding Your Fund’s Expenses (unaudited)

As a shareholder of a mutual fund, you pay ongoing expenses, including management fees and other Fund expenses including, for some funds, distribution and/or service (12b-1) fees. Using the information below, you can estimate how these ongoing expenses (in dollars) affect your investment and compare them with the ongoing expenses of other funds. You may also incur one-time transaction expenses, including redemption fees, which are not shown in this section and would result in higher total costs. The example is based on an investment of $1,000 invested at July 1, 2021, and held for the entire six-month period ended December 31, 2021. Service, Consultant and R Class shares are generally available only through certain brokers or retirement plan administrators who receive distribution and/or service fees from the Fund for services that they perform. Institutional Class shares are generally available only to institutions or intermediaries with a minimum account size of $1 million.

Actual Expenses

The first part of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value at December 31, 2021, by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second part of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, this section is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During the Period[1]	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Investment Class
Royce Dividend Value Fund	$1,000.00	$1,029.44	$5.58	$1,000.00	$1,019.71	$5.55	1.09%
Royce International Premier Fund	1,000.00	995.71	5.84	1,000.00	1,019.36	5.90	1.16%
Royce Micro-Cap Fund	1,000.00	1,045.82	6.14	1,000.00	1,019.21	6.06	1.19%
Royce Opportunity Fund	1,000.00	999.81	6.40	1,000.00	1,018.80	6.46	1.27%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,046.73	4.75	1,000.00	1,020.57	4.69	0.92%
Royce Premier Fund	1,000.00	1,054.19	6.06	1,000.00	1,019.31	5.96	1.17%
Royce Small-Cap Value Fund	1,000.00	1,042.63	6.38	1,000.00	1,018.95	6.31	1.24%
Royce Smaller-Companies Growth Fund	1,000.00	907.71	5.77	1,000.00	1,019.16	6.11	1.20%
Royce Special Equity Fund	1,000.00	1,073.03	6.32	1,000.00	1,019.11	6.16	1.21%
Royce Total Return Fund	1,000.00	1,049.95	6.25	1,000.00	1,019.11	6.16	1.21%
Service Class
Royce Dividend Value Fund	1,000.00	1,027.63	6.85	1,000.00	1,018.45	6.82	1.34%
Royce Global Financial Services Fund	1,000.00	1,021.57	7.59	1,000.00	1,017.69	7.58	1.49%
Royce International Premier Fund	1,000.00	994.16	7.24	1,000.00	1,017.95	7.32	1.44%
Royce Micro-Cap Fund	1,000.00	1,044.62	7.68	1,000.00	1,017.69	7.58	1.49%
Royce Opportunity Fund	1,000.00	998.51	7.91	1,000.00	1,017.29	7.98	1.57%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,044.83	6.85	1,000.00	1,018.50	6.77	1.33%
Royce Premier Fund	1,000.00	1,052.31	7.71	1,000.00	1,017.69	7.58	1.49%
Royce Small-Cap Value Fund	1,000.00	1,041.95	7.67	1,000.00	1,017.69	7.58	1.49%
Royce Smaller-Companies Growth Fund	1,000.00	906.45	7.16	1,000.00	1,017.69	7.58	1.49%
Royce Special Equity Fund	1,000.00	1,071.14	7.78	1,000.00	1,017.69	7.58	1.49%
Royce Total Return Fund	1,000.00	1,048.40	7.69	1,000.00	1,017.69	7.58	1.49%
Consultant Class
Royce Dividend Value Fund	1,000.00	1,023.80	10.66	1,000.00	1,014.67	10.61	2.09%
Royce International Premier Fund	1,000.00	990.74	10.99	1,000.00	1,014.17	11.12	2.19%
Royce Micro-Cap Fund	1,000.00	1,039.53	11.82	1,000.00	1,013.61	11.67	2.30%
Royce Opportunity Fund	1,000.00	994.19	11.46	1,000.00	1,013.71	11.57	2.28%
Royce Pennsylvania Mutual Fund[3]	1,000.00	1,041.34	9.88	1,000.00	1,015.53	9.75	1.92%
Royce Premier Fund	1,000.00	1,047.38	11.77	1,000.00	1,013.71	11.57	2.28%
Royce Small-Cap Value Fund	1,000.00	1,036.14	13.55	1,000.00	1,011.90	13.39	2.64%
Royce Smaller-Companies Growth Fund	1,000.00	903.56	10.75	1,000.00	1,013.91	11.37	2.24%
Royce Special Equity Fund	1,000.00	1,066.39	12.24	1,000.00	1,013.36	11.93	2.35%
Royce Total Return Fund	1,000.00	1,045.25	11.24	1,000.00	1,014.22	11.07	2.18%

The Royce Funds 2021 Annual Report to Shareholders | 83

Understanding Your Fund’s Expenses (unaudited) (continued)

	ACTUAL			HYPOTHETICAL (5% PER YEAR BEFORE EXPENSES)
	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During the Period[1]	Beginning Account Value 7/1/21	Ending Account Value 12/31/21	Expenses Paid During the Period[1]	Annualized Expense Ratio[2]
Institutional Class
Royce Dividend Value Fund	$1,000.00	$1,027.66	$5.57	$1,000.00	$1,019.71	$5.55	1.09%
Royce Global Financial Services Fund	1,000.00	1,022.18	7.59	1,000.00	1,017.69	7.58	1.49%
Royce International Premier Fund	1,000.00	996.18	5.23	1,000.00	1,019.96	5.30	1.04%
Royce Opportunity Fund	1,000.00	1,000.05	5.55	1,000.00	1,019.66	5.60	1.10%
Royce Pennsylvania Mutual Fund	1,000.00	1,045.84	4.49	1,000.00	1,020.82	4.43	0.87%
Royce Premier Fund	1,000.00	1,053.92	5.59	1,000.00	1,019.76	5.50	1.08%
Royce Smaller-Companies Growth Fund	1,000.00	908.51	5.58	1,000.00	1,019.36	5.90	1.16%
Royce Special Equity Fund	1,000.00	1,073.57	5.75	1,000.00	1,019.66	5.60	1.10%
Royce Total Return Fund	1,000.00	1,049.70	5.68	1,000.00	1,019.66	5.60	1.10%
R Class
Royce Opportunity Fund	1,000.00	996.71	9.36	1,000.00	1,015.83	9.45	1.86%
Royce Pennsylvania Mutual Fund	1,000.00	1,042.15	9.01	1,000.00	1,016.38	8.89	1.75%
Royce Premier Fund	1,000.00	1,050.00	10.13	1,000.00	1,015.32	9.96	1.96%
Royce Small-Cap Value Fund	1,000.00	1,038.77	10.23	1,000.00	1,015.17	10.11	1.99%
Royce Total Return Fund	1,000.00	1,046.45	9.65	1,000.00	1,015.78	9.50	1.87%
1Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value for the period, multiplied by 184 days in the most recent fiscal half-year divided by 365 days (to reflect the half-year period).

2Annualized expense ratio used to derive figures in the table is based on the most recent fiscal half-year.

3GiftShare accounts pay an annual $50 trustee fee to Alliance Trust Company, as trustee. If these fees were included above, your costs would be higher.

Federal Tax Information

In January 2022, taxable shareholders that opted out of e-delivery were mailed a Form 1099-DIV reporting the federal tax status of all distributions paid during the calendar year 2021. Shareholders who elected e-delivery have received electronic notification of the form being available for download via their Online Account Access.

2021 Supplemental Tax Information:

FUND	% QDI	% U.S. GOVT INCOME	% INCOME QUALIFYING FOR DRD	LONG-TERM CAPITAL GAIN DISTRIBUTION OR MAXIMUM ALLOWABLE (OOO’S)
Royce Dividend Value Fund	100.00%	N/A	100.00%	$9,175
Royce Global Financial Services Fund	100.00%	N/A	28.02%	1,034
Royce International Premier Fund	100.00%	N/A	0.01%	54,249
Royce Micro-Cap Fund	32.42%	N/A	27.85%	71,053
Royce Opportunity Fund	16.91%	N/A	16.63%	265,901
Royce Pennsylvania Mutual Fund	53.55%	N/A	44.92%	437,430
Royce Premier Fund	100.00%	N/A	100.00%	312,568
Royce Small-Cap Value Fund	100.00%	N/A	100.00%	7,697
Royce Smaller-Companies Growth Fund	2.38%	N/A	2.39%	64,121
Royce Special Equity Fund	62.23%	N/A	40.86%	104,585
Royce Total Return Fund	39.09%	N/A	34.35%	300,709

Definitions:

% QDI: Qualified Dividend Income; % of net investment income and/or short-term capital gains distributions that qualify for treatment at long-term capital gain rates.

% U.S. Govt Income: % of investment income paid from U.S. Government obligations.

% Income Qualifying for DRD: % of investment income eligible for the corporate dividend received deduction.

Foreign Tax Credit:

For the year ended December 31, 2021, Royce International Premier Fund had elected to pass through the credit for tax paid in foreign countries. The net foreign source income and foreign tax per share outstanding on the dividend distribution date are as follows:

NET FOREIGN SOURCE INCOME	NET FOREIGN SOURCE INCOME PER SHARE	FOREIGN TAX	FOREIGN TAX PER SHARE
$ 6,166,005	$ 0.0959	$ 1,601,035	$ 0.0249

84 | The Royce Funds 2021 Annual Report to Shareholders

Trustees and Officers

All Trustees and Officers may be reached c/o The Royce Funds, 745 Fifth Avenue, New York, NY 10151

Christopher D. Clark, Trustee1, President

Age: 56 | Number of Funds Overseen: 16 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Chief Executive Officer (since July 2016), President (since July 2014), Co-Chief Investment Officer (since January 2014), Managing Director of Royce, a Member of the Board of Managers of Royce, having been employed by Royce since May 2007.

Patricia W. Chadwick, Trustee

Age: 73 | Number of Funds Overseen: 16 | Tenure: Since 2009

Non-Royce Directorships: Trustee of Voya Mutual Funds and Director of Wisconsin Energy Corp.

Principal Occupation(s) During Past 5 Years: Consultant and President of Ravengate Partners LLC (since 2000).

Christopher C. Grisanti, Trustee

Age: 60 | Number of Funds Overseen: 16 | Tenure: Since 2017

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Chief Equity Strategist and Senior Portfolio Manager at MAI Capital Management LLC, an investment advisory firm (since May 2020). Previously, Mr. Grisanti was Co-Founder and Chief Executive Officer of Grisanti Capital Management LLC, an investment advisory firm (from 1999 to 2020). Mr. Grisanti’s prior business experience also includes serving as Director of Research and Portfolio Manager at Spears Benzak, Salomon & Farrell (from 1994 to 1999) and a senior associate at the law firm of Simpson, Thacher & Bartlett (from 1988 to 1994).

Cecile B. Harper, Trustee

Age: 58 | Number of Funds Overseen: 16 | Tenure: Since 2020

Non-Royce Directorships: None

Principal Occupation(s) During Past Five Years: Board Member of Pyramid Peak Foundation (since January 2012); and Chief Operating Officer at the College Foundation at the University of Virginia (since October 2019). Ms. Harper’s prior business experience includes serving as Principal of Southeastern Asset Management (from December 1993 to September 2019); and a Board Member of Regional One Health Foundation (from June 2013 to September 2019).

Arthur S. Mehlman, Trustee

Age: 79 | Number of Funds Overseen: 16 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Director/Trustee of registered investment companies constituting the Legg Mason Funds until his retirement on June 30, 2021; Director of The League for People with Disabilities, Inc.; Director of University of Maryland Foundation (non-profits). Formerly: Director of Municipal Mortgage & Equity, LLC (from October 2004 to April 1, 2011); Director of University of Maryland College Park Foundation (non-profit) (from 1998 to 2005); Partner, KPMG LLP (international accounting firm) (from 1972 to 2002); Director of Maryland Business Roundtable for Education (from July 1984 to June 2002).

G. Peter O’Brien, Trustee

Age: 76 | Number of Funds Overseen: 76 | Tenure: Since 2001

Non-Royce Directorships: Director/Trustee of registered investment companies constituting the 60 Legg Mason Funds.

Principal Occupation(s) During Past Five Years: Trustee Emeritus of Colgate University (since 2005); Board Member of Hill House, Inc. (since 1999); Formerly Director of TICC Capital Corp (from 2003-2017): Trustee of Colgate University (from 1996 to 2005), President of Hill House, Inc. (from 2001 to 2005) and Managing Director/Equity Capital Markets Group of Merrill Lynch & Co. (from 1971 to 1999).

Michael K. Shields, Trustee

Age: 63 | Number of Funds Overseen: 16 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: President and Chief Executive Officer of Piedmont Trust Company, a privately-owned North Carolina trust company and wealth management firm (since May 2012). Mr. Shields’s prior business experience includes managing institutional and mutual fund equity portfolios in New York at Scudder, Stevens & Clark where he was a Principal in the Global Equity Group (1992 – 1997) and US Trust where he was President & CIO of a wholly-owned investment firm subsidiary (1997 – 2002).

Francis D. Gannon, Vice President

Age: 54 | Tenure: Since 2014

Principal Occupation(s) During Past Five Years: Co-Chief Investment Officer (since January 2014) and Managing Director of Royce, having been employed by Royce since September 2006.

Daniel A. O’Byrne, Vice President

Age: 59 | Tenure: Since 1994

Principal Occupation(s) During Past Five Years: Principal and Vice President of Royce, having been employed by Royce since October 1986.

Peter K. Hoglund, Treasurer

Age: 55 | Tenure: Since 2015

Principal Occupation(s) During Past Five Years: Chief Financial Officer, Chief Administrative Officer, and Managing Director of Royce, having been employed by Royce since December 2014. Prior to joining Royce, Mr. Hoglund spent more than 20 years with Munder Capital Management in Birmingham, MI, serving as Managing Director and Chief Financial Officer and overseeing all financial aspects of the firm. He began his career at Munder as a portfolio manager.

John E. Denneen, Secretary and Chief Legal Officer

Age: 54 | Tenure: 1996-2001 and Since 2002

Principal Occupation(s) During Past Five Years: General Counsel, Managing Director, and, since June 2015, a Member of the Board of Managers of Royce. Chief Legal and Compliance Officer and Secretary of Royce.

Lisa Curcio, Chief Compliance Officer

Age: 62 | Tenure: Since 2004

Principal Occupation(s) During Past Five Years: Chief Compliance Officer of The Royce Funds (since October 2004) and Compliance Officer of Royce (since June 2004).

1 Interested Trustee.

Trustees will hold office until their successors have been duly elected and qualified or until their earlier resignation or removal. The Statement of Additional Information, which contains additional information about the Trust’s trustees and officers, is available and can be obtained without charge at www.royceinvest.com or by calling (800) 221-4268.

The Royce Funds 2021 Annual Report to Shareholders | 85

Notes to Performance and Other Important Information

The thoughts expressed in this report concerning recent market movements and future prospects for small company stocks are solely the opinion of Royce at December 31, 2021, and, of course, historical market trends are not necessarily indicative of future market movements. Statements regarding the future prospects for particular securities held in the Funds’ portfolios and Royce’s investment intentions with respect to those securities reflect Royce’s opinions as of December 31, 2021 and are subject to change at any time without notice. There can be no assurance that securities mentioned in this report will be included in any Royce-managed portfolio in the future. There can be no assurance that companies that currently pay a dividend will continue to do so in the future.

Sector weightings are determined using the Global Industry Classification Standard (“GICS”). GICS was developed by, and is the exclusive property of, Standard & Poor’s Financial Services LLC (“S&P”) and MSCI Inc. (“MSCI”). GICS is the trademark of S&P and MSCI. “Global Industry Classification Standard (GICS)” and “GICS Direct” are service marks of S&P and MSCI.

All indexes referred to are unmanaged and capitalization weighted. Each index’s returns include net reinvested dividends and/or interest income. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. The Russell 2000 Index is an index of domestic small-cap stocks. It measures the performance of the 2,000 smallest publicly traded U.S. companies in the Russell 3000 Index. The Russell 2000 Value and Growth Indexes consist of the respective value and growth stocks within the Russell 2000 as determined by Russell Investments. Securities are weighted based on their style score. The Russell 1000 Index is an index of domestic large-cap stocks. It measures the performance of the 1,000 largest publicly traded U.S. companies in the Russell 3000 Index. The Russell Microcap Index includes 1,000 of the smallest securities in the Russell 2000 Index, along with the next smallest eligible securities as determined by Russell. The Russell 2500 is an unmanaged, capitalization-weighted index of the 2,500 smallest publicly traded U.S. companies in the Russell 3000 index. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, endorsed, reviewed or produced by MSCI. None of the MSCI data is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. The MSCI ACWI Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks. The MSCI ACWI ex USA Small Cap Index is an unmanaged, capitalization-weighted index of global small-cap stocks, excluding the United States. The (Center for Research in Security Prices) CRSP (Center for Research in Security Pricing) equally divides the companies listed on the NYSE into 10 deciles based on market capitalization. Deciles 1-5 represent the largest domestic equity companies and Deciles 6-10 represent the smallest. CRSP then sorts all listed domestic equity companies based on these market cap ranges. By way of comparison, the CRSP 1-5 would have similar capitalization parameters to the S&P 500 and the CRSP 6-10 would have similar capitalization parameters to those of the Russell 2000. The Consumer Price Index (CPI) is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services. Indexes are available for the U.S. and various geographic areas. Average price data for select utility, automotive fuel, and food items are also available. The performance of an index does not represent exactly any particular investment, as you cannot invest directly in an index. Index returns used in this Report were based on information supplied to Royce by Russell for the Russell market indexes and by MSCI for the MSCI market indexes. Royce has not independently verified the above described information.

The Price-Earnings, or P/E, Ratio is calculated by dividing a company’s share price by its trailing 12-month earnings-per-share (EPS). The Price-to-Book, or P/B, Ratio is calculated by dividing a company’s share price by its book value per share. Standard deviation is a statistical measure within which a fund’s total returns have varied over time. The greater the standard deviation, the greater a fund’s volatility. Beta is a measure of the volatility or risk of an investment compared to the market as a whole. Alpha describes an investment strategy’s ability to beat the market. The Morningstar Style Map uses proprietary scores of a stock’s value and growth characteristics to determine its placement in one of the five categories listed on the horizontal axis. These characteristics are then compared to those of other stocks within the same market capitalization band. Each is scored from zero to 100 for both value and growth attributes. The value score is subtracted from the growth score to determine the overall style score. For the vertical, market cap axis, Morningstar subdivides into size groups. Giant-cap stocks are defined as those that account for the top 40% of the capitalization of each style zone; large-cap stocks represent the next 30%; mid-cap stocks the next 20%; small-cap stocks the next 7%; micro-cap stocks the smallest 3%. For the Morningstar Small Blend Category: ©2021 Morningstar. All Rights Reserved. The information regarding the category in this piece is: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Cyclical and Defensive are defined as follows: Cyclical: Communication Services, Consumer Discretionary, Energy, Financials, Industrials, Information Technology, and Materials. Defensive: Consumer Staples, Health Care, Real Estate, and Utilities. Investments in securities of micro-cap, small-cap, and/or mid-cap companies may involve considerably more risk than investments in securities of larger-cap companies. (Please see “Primary Risks for Fund Investors” in the prospectus.) Investments in foreign securities, which generally may involve political, economic, currency, and other risks not encountered in U.S. investments. (Please see “Investing in Foreign Securities” in the prospectus.) A Fund that invests a significant portion of its assets in a limited number of stocks may be subject to considerably more risk than a more broadly diversified Fund because a decline in the value of any of these stocks would cause that Fund’s overall value to decline to a greater degree. A broadly diversified portfolio does not, however, ensure a profit for a Fund or guarantee against loss. Please read the prospectus carefully before investing or sending money. A copy of the Funds’ current prospectus and Statement of Additional

86 | The Royce Funds 2021 Annual Report to Shareholders

Notes to Performance and Other Important Information (continued)

Information may be obtained by calling (800) 221-4268 or by visiting www.royceinvest.com. All publicly released material Fund information is disclosed by the Funds on their website at  www.royceinvest.com. The Royce Funds is a service mark of The Royce Funds. Distributor: Royce Fund Services, LLC.

Forward-Looking Statements

This material contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve risks and uncertainties, including, among others, statements as to:

•	the Funds’ future operating results,
•	the prospects of the Funds’ portfolio companies,
•	the impact of investments that the Funds have made or may make, the dependence of the Funds’ future success on the general economy and its impact on the companies and industries in which the Funds invest, and
•	the ability of the Funds’ portfolio companies to achieve their objectives.

This review and report use words such as “anticipates,” “believes,” “expects,” “future,” “intends,” and similar expressions to identify forward-looking statements. Actual results may differ materially from those projected in the forward-looking statements for any reason.

The Royce Funds have based the forward-looking statements included in this review and report on information available to us on the date of the report, and we assume no obligation to update any such forward-looking statements. Although The Royce Funds undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events, or otherwise, you are advised to consult any additional disclosures that we may make through future shareholder communications or reports.

Disclosure of Portfolio Holdings

The Funds’ complete portfolio holdings are also available on Exhibit F to Form N-PORT, which filings are made with the SEC within 60 days of the end of the first and third fiscal quarters. The Funds’ Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

The Royce Funds 2021 Annual Report to Shareholders | 87

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88 | The Royce Funds 2021 Annual Report to Shareholders

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ROYCE
Investment Partners

TheRoyceFunds

About Royce Investment Partners

Unparalleled Knowledge + Experience

Pioneers in small-cap investing, with 45+ years
of experience, depth of knowledge, and focus.

Independent Thinking

The confidence to go against consensus, the insight
to uncover opportunities others might miss, and the
tenacity to stay the course through market cycles.

Specialized Approaches

U.S., international, and global investment strategies
that pursue approaches with different risk profiles.

Unwavering Commitment

Our team of 16 portfolio managers has significant
personal investments in the strategies they manage.

Contact Us

GENERAL INFORMATION

General Royce Funds information including:
• How to open an account
• An overview of our firm and Funds
• Ordering literature including Prospectuses
(800) 221-4268

ACCOUNT INFORMATION

Speak with a representative about:
• Your account, transactions, and forms
(800) 841-1180

FINANCIAL ADVISORS, CONSULTANTS,
AND INSTITUTIONS

Speak with your regional Royce contact regarding:
• Scheduling a meeting or call
• Information about our firm, strategies, and funds
• Resources for financial professionals, such as
  portfolio attribution reports
(800) 337-6923

AUTOMATED ACCOUNT INFORMATION

24-hour Automated Telephone Service
(800) 787-6923

OE-REP-1221

Item 2.	Code(s) of Ethics. As of the end of the period covered by this report, the Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the Registrant did not: (i) amend any provision of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions or (ii) grant any waiver, including an implicit waiver, from a provision of such code of ethics to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Registrant has determined that it has an audit committee financial expert serving on its audit committee.

(a)(2)	Arthur S. Mehlman and Patricia W. Chadwick were designated by the Board of Trustees as the Registrant’s Audit Committee Financial Experts, effective April 15, 2004, and April 8, 2010, respectively. Mr. Mehlman and Ms. Chadwick are “independent” as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act”).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees:

Year ended December 31, 2021 - $288,574

Year ended December 31, 2020 - $282,915

(b)	Audit-Related Fees:

Year ended December 31, 2021 - $0

Year ended December 31, 2020 - $0

(c)	Tax Fees:

Year ended December 31, 2021 - $121,457 – Preparation of tax returns and excise tax review

Year ended December 31, 2020 - $119,075 – Preparation of tax returns and excise tax review

(d)	All Other Fees:

Year ended December 31, 2021 - $0

Year ended December 31, 2020 - $0

(e)(1)	Annual Pre-Approval: On an annual basis, the Registrant’s independent auditor submits to the Audit Committee a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Registrant and/or its investment adviser and its affiliates for the following year that require pre-approval by the Audit Committee. This schedule provides a description of each type of service that is expected to require pre-approval and the maximum fees that can be paid for each such service without further Audit Committee approval. The Audit Committee then reviews and determines whether to approve the types of scheduled services and the projected fees associated with them. Any subsequent revision to already pre-approved services or fees are presented for consideration at the next regularly scheduled Audit Committee meeting, as needed.

If subsequent to the annual pre-approval of services and fees by the Audit Committee, the Registrant and/or its investment adviser and its affiliates determines that it would like to engage the Registrant’s independent auditor to perform a service not already pre-approved, the request is to be submitted to the Registrant’s Chief Financial Officer, and if he or she determines that the service fits within the independence guidelines (i.e., it is not a prohibited service), he or she will then arrange for a discussion of the proposed service and fee to be included on the agenda for the next regularly scheduled Audit Committee meeting so that pre-approval can be considered.

Interim Pre-Approval: If, in the judgment of the Registrant's Chief Financial Officer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, he or she shall submit a written summary of the proposed engagement to all members of the Audit Committee, outlining the services, the estimated maximum cost, the category of the services (e.g., audit, audit-related, tax or other) and the rationale for engaging the Registrant’s independent auditor to perform the services. To the extent the proposed engagement involves audit, audit-related or tax services, any individual member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement. To the extent the proposed engagement involves non-audit services other than audit-related or tax, only the Chairman of the Audit Committee is authorized to pre-approve the engagement. The Registrant’s Chief Financial Officer will arrange for this interim review and coordinate with the appropriate member(s) of the Audit Committee. The Registrant’s independent auditor may not commence the engagement under consideration until the Registrant’s Chief Financial Officer has informed the auditor in writing that the required pre-approval has been obtained from an individual member of the Audit Committee who is an independent Board member or the Chairman of the Audit Committee, as applicable. Each member of the Audit Committee who pre-approves any engagements in between regularly scheduled Audit Committee meetings is to report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

(e)(2) Not Applicable

(f)        Not Applicable

(g) Year ended December 31, 2021 - $121,457

Year ended December 31, 2020 - $119,075

(h)	No such services were rendered during 2021 or 2020.

Item 5. Audit Committee of Listed Registrants. Not Applicable.

Item 6. Investments.

(a) See Item 1.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders. Not Applicable.

Item 11. Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses during the second fiscal quarter of the period covered by this report.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits. Attached hereto.

(a)(1) The Registrant’s code of ethics pursuant to Item 2 of Form N-CSR.

(a)(2) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the 1940 Act.

(a)(3) Not Applicable.

(b) Separate certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the 1940 Act.

[Signature page to follow.]

Pursuant to the requirements of the Securities Exchange Act of 1934 (the “Exchange Act”) and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE ROYCE FUND

BY: /s/ Christopher D. Clark

Christopher D. Clark

President

Date: February 25, 2022

Pursuant to the requirements of the Exchange Act and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

THE ROYCE FUND	THE ROYCE FUND

BY: /s/ Christopher D. Clark	BY: /s/ Peter K. Hoglund
Christopher D. Clark	Peter K. Hoglund
President	Treasurer

Date: February 25, 2022	Date: February 25, 2022